AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM

REINSURANCE AGREEMENT

(this “Agreement”)

Effective March 1, 2015

(the “Effective Date”)

between

THE PENN MUTUAL LIFE INSURANCE COMPANY

AND

THE PENN INSURANCE AND ANNUITY COMPANY

600 Dresher Road

Horsham, Pennsylvania 19044

(the “Company”)

and

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

200 South Orange Avenue, Suite 1900

Orlando, Florida

(the “Reinsurer”)

HA-PEEN-02/HA3487

HA-PIAA-02/HA3488

Table of Contents

Article I	Preamble
Article lI	Automatic Reinsurance
Article III	Facultative Reinsurance
Article IV	Liability
Article V	Reinsured Risk Amount
Article VI	Premium Accounting
Article VII	Reserves
Article VIII	Reductions, Terminations and Changes
Article IX	Conversions, Exchanges and Replacements
Article X	Claims
Article XI	Retention Limit Changes
Article XII	Recapture
Article XIII	General Provisions
Article XIV	DAC Tax
Article XV	Insolvency
Article XVI	Reinsurer’s Right of Notice of Unusual Practices
Article XVII	Arbitration
Article XVIII	Confidentiality
Article XIX	Duration of Agreement
Article XX	Execution

Exhibit A	Retention Limits of the Company
Exhibit B	Plans Covered
Exhibit B-1	Additional Benefits and Riders
Exhibit C	Automatic Binding Limits
Exhibit D-1	Procedures for Reporting
Exhibit D-2	Request for Financial Reporting Information
Exhibit E	Reinsurance Premiums
Exhibit F	Underwriting Guidelines & Notification
Exhibit G	Conversion Premiums

ARTICLE I

PREAMBLE

1)

Parties to this Agreement. This is a Yearly Renewable Term Reinsurance Agreement for indemnity reinsurance (this “Agreement”) solely between Hannover Life Reassurance Company of America, Orlando, Florida (the “Reinsurer”), and The Penn Mutual Life insurance Company and its subsidiary The Penn Insurance and Annuity Company, Horsham, Pennsylvania (the “Company”), collectively referred to as the “Parties”.

The acceptance of risks under this Agreement will create no right or legal relationship between the Reinsurer and any other party, including the insured, owner or beneficiary of any insurance policy or other contract of the Company.

This Agreement will be binding upon the Company and the Reinsurer and their respective successors and assigns.

2)	Compliance. This Agreement applies only to the issuance of insurance by the Company in a jurisdiction in which it is properly licensed.

The Company represents that it is in compliance with all state and federal laws applicable to the business reinsured under this Agreement. In the event that the Company is found to be in non-compliance with any law material to this Agreement, this Agreement will remain in effect and the Company will indemnify the Reinsurer for any loss the Reinsurer suffers as a result of the non-compliance, and will seek to remedy the non-compliance immediately upon discovery thereof.

3)

Construction. This Agreement will be construed in accordance with the laws of the state of Pennsylvania. Furthermore, this Agreement is a freely negotiated contract between the Company and the Reinsurer and will not be construed against either Party due to the fact that it was the Party that drafted this Agreement.

4)

Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the business reinsured hereunder. There are no understandings between the Parties other than as expressed in this Agreement. Any change or modification to this Agreement will be null and void unless made by amendment to this Agreement and signed by both Parties.

5)

Severability. If any provision of this Agreement is determined to be invalid or unenforceable, such determination will not impair or affect the validity or the enforceability of the remaining provisions of this Agreement.

6)

Assignment. Neither Party may assign, transfer, sell, convey or otherwise dispose of any of its rights, duties or obligations under this Agreement without the prior written consent of the other Party, which consent will not be unreasonably withheld; provided, however, that the Parties acknowledge and agree that the Reinsurer may retrocede any or all of its reinsured net amount at risk hereunder.

...END OF ARTICLE I

ARTICLE II

AUTOMATIC REINSURANCE

1)

General Conditions. On and after the Effective Date of this Agreement, the Company will automatically cede to the Reinsurer a portion of the life insurance policies, (including contractual and non-contractual increases), supplementary benefits, and riders listed in Exhibit B.

The Reinsurer will automatically accept its share of the above-referenced policies up to the limits shown in Exhibit C, provided that:

a.

the Company keeps its full retention, as specified in Exhibit A, or otherwise holds its full retention on a life under previously issued in force policies and does not transfer, assign, convey, reinsure or otherwise dispose of such retention without the Reinsurer’s written consent;

b.

the Company applies its normal underwriting guidelines as were delivered to the Reinsurer, as specified in Exhibit F, or the manual(s) used by the Company must have been approved in writing by the Reinsurer. Changes in underwriting guidelines (i) are required to be provided in writing by the Company to the Reinsurer at least forty-five (45) days prior to implementation of such changes and (ii) require the Reinsurer’s written approval thereof or the Reinsurer will have no liability with respect to the policies issued pursuant to such changes and/or for which the Reinsurer’s written approval was not obtained. Requalification of insured persons under policies (at different rates) must be approved in writing by the Reinsurer prior to the Reinsurer having any liability under such policies;

c.	HIV antibody testing has been performed according to the Company’s agreed upon testing guidelines for underwritten business;

d.

the total of the new ultimate amount of reinsurance required including contractual increases and non-contractual increases, and the amount already reinsured on that life under this Agreement and all other agreements between the Reinsurer and the Company, does not exceed the Automatic Binding Limits set out in Exhibit C;

e.

the amount of life insurance in force in all companies for an individual iife, including any amount to be replaced (except for 1035 exchanges with absolute assignment to the Company), plus the amount currently applied for on the same life, plus the required contractual increases on all such coverage, does not exceed the Jumbo Limit stated in Exhibit C;

f.

the application is on a life that has not been submitted facultatively to the Reinsurer or any other reinsurer within the last five (5) years, unless the reason for any prior facultative submission was solely for capacity that may now be accommodated within the terms of this Agreement; and

g.	The insured is a citizen and/or permanent resident of a country listed in Exhibit C.

...END OF ARTICLE II

ARTICLE III

FACULTATIVE REINSURANCE

1)	Procedure. The Company may submit an application on a plan or rider listed in Exhibit B to the Reinsurer for its consideration on a facultative basis.

The Company will apply for reinsurance on a facultative basis by sending the Reinsurer an application form showing the details of the risk. Together with the application, the Company will send copies of all underwriting evidence that is available for risk assessment including, but not limited to, copies of the original application for insurance, medical examiners’ reports, attending physicians’ statements, inspection reports, and any other papers bearing on the insurability of the risk. The Company will also notify the Reinsurer of any outstanding underwriting requirements at the time of the facultative submission. Any subsequent information received by the Company that is pertinent to the risk assessment will be immediately transmitted to the Reinsurer.

After consideration of the application and related papers, the Reinsurer will promptly inform the Company of its underwriting decision. If the underwriting decision is acceptable to the Company, the Company will send notification to the Reinsurer within 120 days in the agreed “ upon format.

The Reinsurer will hold its offer on a pending case open for 120 days. At the end of this time the Reinsurer’s offer will, in the absence of notification of case status, expire and the Reinsurer will close its file and consider the offer to reinsure formally withdrawn.

2)	Conditions. The relevant terms and conditions of this Agreement will apply to those facultative offers made by the Reinsurer and accepted by the Company.

3)	Continuing Notice. Both prior to and subsequent to the Reinsurer’s acceptance of risk, the Company will send to the Reinsurer, all information that is related to the liability of such risk.

...END OF ARTICLE III

ARTICLE IV

LIABILITY

1)

Automatic Reinsurance. For automatic reinsurance, the Reinsurer’s liability will commence at the same time as the Company’s liability, and will continue in accordance with the terms and conditions of this Agreement, and will end at the same time as that of the Company. Payment by the Company to the Reinsurer of reinsurance premium is a condition precedent to the Reinsurer’s liability hereunder.

2)

Facultative Reinsurance. The liability of the Reinsurer on any facultative reinsurance under this Agreement will commence at the same time as that of the Company, provided that the Reinsurer has given the Company a written unconditional offer on the application for reinsurance, and the Company has notified the Reinsurer in writing of its acceptance within 120 days of the offer and acts in accordance with the Reinsurer’s offer and the terms of this Agreement. The Reinsurer will become liable for its share; provided that the policy has been delivered according to the usual procedures of the Company and that the Company has followed its facultative rules for reinsurance placement.

3)

Conditional Receipt Coverage. Automatic reinsurance coverage provided by the Reinsurer for the Company’s conditional receipt or temporary insurance agreement will commence at the same time as the Company’s contractual liability and is limited to the Reinsurer’s share of amounts accepted within the Company’s usual cash-with-application procedures for temporary coverage, up to the limits shown in Exhibit C.

For facultative applications submitted to the Reinsurer, the Reinsurer’s liability under a conditional receipt or a temporary insurance agreement will commence at the same time as the Company’s contractual liability if the Reinsurer receives notice from the Company that the Reinsurer’s facultative offer has been accepted. The Reinsurer’s liability is limited to its share of amounts accepted within the Company’s usual cash-with-application procedures for temporary coverage, up to the limits shown in Exhibit C.

If the proposed insured dies prior to the completion of the underwriting process, the Reinsurer will continue underwriting the risk to determine if a facultative offer would have been made on the risk provided the Company followed its normal cash-with-application procedure for such coverage. If so, the Reinsurer will accept liability for the risk, subject to the limits specified in the paragraph above.

The Reinsurer has no liability for facultative applications that the Company has not submitted to the Reinsurer.

...END OF ARTICLE IV

ARTICLE V

REINSURED RISK AMOUNT

1)	Life. Reinsurance under this Agreement is on a Yearly Renewable Term basis. The reinsurance benefit will be determined in the manner described below.

Term Plans. The reinsurance net amount at risk of the policy is the policy face amount, less the Company’s retention as stated in Exhibit A, multiplied by the Reinsurer’s share as stated in Exhibit C.

Permanent Plans. The reinsurance net amount at risk is the policy death benefit amount less the cash value, less the amount retained by the Company as stated in Exhibit A, multiplied by the Reinsurer’s share as stated in Exhibit C. The reinsurance net amount at risk is the initial amount reinsured under this Agreement or as reset by subsequent scheduled contractual increases or underwritten increases. Any change in the net amount at risk due to changes in the cash value applicable to the policy will be shared proportionately between the Company and its reinsurers.

2)	Waiver of Premium. Not applicable.

3)	Accidental Death Benefit. Not applicable.

4)	Additional Benefits and Riders. Same proportion as Life.

...END OF ARTICLE V

ARTICLE VI

PREMIUM ACCOUNTING

1)

Premiums. Reinsurance premium rates for life insurance and other benefits reinsured under this Agreement are shown in Exhibit E. The premium rates will be applied to the reinsured net amount at risk and paid by the Company to the Reinsurer.

2)

Payment of Premiums and Reporting. Reinsurance premiums are payable monthly in advance for Universal Life policies and annually in advance for Whole Life and Term policies and reported monthly. Each reporting period, the Company will self-administer the calculation and payment of reinsurance premium due and, within twenty (20) days after the end of the reporting period, will send the Reinsurer a report that contains the information shown in Exhibit D-1 and Exhibit D-2, showing reinsurance premiums due for that reporting period. If an amount is due the Reinsurer, the Company will remit that amount together with the statement. If an amount is due the Company, the Reinsurer will remit such amount within thirty (30) days of receipt of the statement.

3)

Delayed Payment. Premium balances that remain unpaid for more than thirty (30) days from the due date will incur interest from the end of the reporting period. Interest will be calculated at the rate shown in Article XIII.4.

4)

Failure to Pay Premiums. The payment of reinsurance premiums is a condition precedent to the liability of the Reinsurer for reinsurance covered by this Agreement. In the event that reinsurance premiums are not paid within thirty (30) days of the due date, the Reinsurer will have the right to terminate the reinsurance under all policies having reinsurance premiums in arrears. If the Reinsurer elects to exercise its right of termination, it will give the Company thirty (30) days written notice of its intention to terminate such reinsurance.

If all reinsurance premiums in arrears, including any that become in arrears during the thirty (30) day notice period, are not paid before the expiration of the notice period, the Reinsurer will be relieved of ail liability under those policies as of the last date to which premiums have been paid for each policy, less any cash values or recapture reserve amounts due. Reinsurance on policies on which reinsurance premiums subsequently fail due will automatically terminate as of the last date to which premiums have been paid for each policy, unless reinsurance premiums on those policies are paid on or before their due dates.

Terminated reinsurance may be reinstated, subject to approval by the Reinsurer, within sixty (60) days of the date of termination, and upon payment of all reinsurance premiums in arrears including any interest accrued thereon. The Reinsurer will have no liability for any claims incurred between the date of termination and the date of the reinstatement of the reinsurance. The right to terminate reinsurance will not prejudice the Reinsurer’s right to collect premiums for the period during which reinsurance was in force prior to the expiration of the thirty (30) day notice.

The Company will not force termination under the provisions of this Article solely to avoid the recapture provisions of this Agreement, or to transfer the reinsured policies to another reinsurer.

ARTICLE VI CONTINUES...

5)

Premium Rate Guarantee. The Reinsurer anticipates continuing to accept premiums on the basis of the rates shown in Exhibit E, however, the life reinsurance rates in this Agreement cannot be guaranteed for more than one year. Should the Reinsurer increase the life reinsurance rates on any block of in force business reinsured under this Agreement by a greater percentage than the Company has raised its retail premiums or cost-of-insurance charges, which the Company acknowledges and agrees the Reinsurer has the right to do for any reason, the Reinsurer will provide the Company with ninety(90) days prior written notice, and the Company has the right to immediately recapture any business affected by such change.

With respect to Level Term products, the Reinsurer will have the right, at anytime during the post level term period, to reevaluate and change, based on market conditions, the post level term (“PLT”) reinsurance rates shown in Exhibit E. If the Reinsurer changes PLT rates, it will notify the Company of the change at least ninety (90) days prior to the end of the level term period or the effective date of the increase, as appropriate. If the reevaluation resulted in an increase in PLT reinsurance rates and the Company does not agree with the increase, it will have an unconditional right to recapture, without penalty, the policies on which the PLT reinsurance rates have been increased. Such right to recapture must be exercised within six (6) months of the effective date of the increased premium and may only be exercised at that time. If however, the increase in reinsurance rates was a result of, and in proportion to, an increase by the Company to its current PLT rates, then the Company will not have such right to recapture.

The Company will provide written notice to the Reinsurer within sixty (60) days of implementing any increase in the Company’s retail premiums or cost-of-insurance charges to the policyowner on any business reinsured under this Agreement. Such notice will be provided with respect to such increases to new business and to in force business.

6)

Electronic Data Transmission. The Company will report its reinsurance transactions via electronic media. The Company will consult with the Reinsurer to determine the appropriate reporting format. Should the Company subsequently desire to make changes in the data format or the code structure, the Company will communicate such change(s) to the Reinsurer in writing (describing in reasonable detail the changes) and obtain the Reinsurer’s written approval thereof prior to the use of such changes.

7)	Unearned Premium. The Reinsurer will follow the practices of the Company with respect to refund of premium upon death, surrender, or other termination.

...END OF ARTICLE VI

ARTICLE VII

RESERVES

1)

Reserves. The Parties intend that the Company will receive statutory reserve credit in its state of domicile for the insurance risks ceded to the Reinsurer. The Parties agree to make all reasonable efforts to ensure that this is accomplished. The Reinsurer is a licensed/accredited reinsurer in all states.

...END OF ARTICLE VII

ARTICLE VIII

REDUCTIONS, TERMINATIONS AND CHANGES

Whenever a change is made in the status, plan, amount or other material feature of a policy reinsured under this Agreement, the Reinsurer will, upon receipt of notification of the change, provide adjusted reinsurance coverage in accordance with the provisions of this Agreement. The Company will notify the Reinsurer of any such change with the next statement following the month in which the change was made.

1)

Reductions and Terminations. In the event of the reduction, lapse, or termination of a policy or policies reinsured under this Agreement or any other agreement, the Company will reduce or terminate reinsurance on that life. The reinsured amount on the life with all reinsurers will be reduced, effective on the same date, by the amount required such that the Company maintains its retention as defined under this Agreement.

The Company will not backfill retention for policy lapses or face amount decreases on policies, due to constraints of the current administrative system. However, for all new policies issued, including any face amount increases, the administrative system will backfill retention on the new coverage taking into consideration all inforce policies for that life, as specified in the Agreement.

The Reinsurer will refund any unearned reinsurance premiums net of allowances. However, the reinsured portion of any policy fee (if applicable – See Exhibit E) will be deemed earned for a policy year if the policy is reinsured during any portion of that policy year.

2)	Increases

a.

Non-contractual Increases. For purposes of this Agreement, non – contractual increases will include increases on policies not previously reinsured under this Agreement, regardless of the issue date of the original policy, as well as policies reinsured under this Agreement, if the amount of insurance is increased as a result of a noncontractual change, the increase will be fully underwritten by the Company in accordance with its customary standards and procedures and will be considered new reinsurance under this Agreement. The Reinsurer’s written approval is required if the original policy was reinsured on a facultative basis or if the new amount will cause the reinsured amount on the life to exceed either the Automatic Binding Limits or the Jumbo Limits shown in Exhibit C. Premiums for the additional reinsurance will be at the new issue rate from the point of increase.

b.

Contractual Increases. For policies reinsured on an automatic or facultative basis, reinsurance of increases in amounts resulting from contractual policy provisions will be accepted only up to the Automatic Binding Limits shown in Exhibit C.

3)

Reinstatement. If a policy reinsured on an automatic basis is reinstated in accordance with its terms and in accordance with the Company’s rules and procedures (a copy of which will have been provided to the Reinsurer prior to any such reinstatement), the Reinsurer will, upon notification of reinstatement, reinstate the reinsurance coverage. If a policy reinsured on a facultative basis is reinstated, written approval by the Reinsurer will be required prior to the reinstatement of the reinsurance.

...ARTICLE VIII CONTINUES

Upon reinstatement of the reinsurance coverage, the Company will pay the contractual reinsurance premiums plus accrued interest for the period at the interest rate stated in Article XIII.4.

4)	Nonforfeiture Benefits.

a.

Extended Term, if the original policy lapses and extended term insurance is elected under the terms of the policy, reinsurance will continue on the same basis as under the original policy until the expiry of the extended term period.

b.	Reduced Paid-up. The amount reinsured and the amount retained will be reduced proportionately.

5)	Cash Surrenders. The Reinsurer does not participate in cash surrenders.

6)

Policy Loans. The Reinsurer does not participate in policy loans or other forms of indebtedness on policies reinsured under this Agreement; therefore, policy loans do not affect the amount of reinsurance.

...END OF ARTICLE VIII

ARTICLE IX

CONVERSIONS, EXCHANGES AND REPLACEMENTS

If a policy reinsured under this Agreement is converted, exchanged or replaced, the Company will promptly notify the Reinsurer. Unless mutually agreed otherwise, policies that are not reinsured with the Reinsurer and that exchange or convert to a plan covered under this Agreement will not be reinsured hereunder.

1)

Conversions. The Reinsurer will continue to reinsure policies resulting from the contractual conversion of any policy reinsured under this Agreement, in an amount not to exceed the original amount reinsured hereunder. If the plan to which the original policy is converting is reinsured by the Reinsurer, either under this Agreement or under a different agreement, reinsurance premium rates for the resulting converted policy will be those contained in this Agreement that covers the plan to which the original policy is converting. However, if the new plan is not reinsured by the Reinsurer, reinsurance premiums for a policy resulting from a contractual conversion will be the conversion rates shown in Exhibit G. Reinsurance premiums for conversions will be on a point-in-scale basis from the issue age of the original policy.

If the conversion results in an increase in the risk amount, the increase will be underwritten by the Company in accordance with underwriting guidelines pre-approved in writing by the Reinsurer. The Reinsurer will accept its share of such increases, subject to the new business provisions of this Agreement. Reinsurance premiums for increased risk amounts will be first-year premiums at the agreed-upon premium rate.

2)

Exchanges and Replacements. A policy resulting from an exchange or replacement will be underwritten by the Company in accordance with its underwriting guidelines, standards and procedures for exchanges and replacements. If the Company’s guidelines treat the policy as new business, then the reinsurance will also be considered new business. For purposes of this Article, new business is defined as those policies on which:

a.	The Company has obtained complete and current underwriting evidence on the full amount; and
b.	The full normal commissions are paid for the new plan; and
c.	The Suicide and Contestable provisions apply as if the policy were newly issued, unless prohibited by law.

If new business provisions do not apply, the Company and the Reinsurer must specifically agree on terms and procedures for the reinsurance coverage to continue; otherwise, reinsurance coverage will terminate.

The Reinsurer’s approval will be required if the original policy was reinsured on a facultative basis.

...END OF ARTICLE IX

ARTICLE X

CLAIMS

Claims covered under this Agreement include only death claims, which are those due to the death of the insured on a policy reinsured under this Agreement, and any additional benefits specified in Exhibit B, which are provided by the underlying policy and are reinsured under this Agreement.

1)	Notice. The Company will notify the Reinsurer, as soon as reasonably possible, after it receives a claim on a policy reinsured under this Agreement.

2)

Proofs. The Company will promptly provide the Reinsurer with proper claim proofs, including a copy of the proof of payment by the Company. and a copy of the insured’s death certificate, in addition, for contestable claims, the Company will send to the Reinsurer a copy of all papers and information in connection with the claim.

3)

Liability. Upon receipt of proper claim notice and proof of the claim, the Reinsurer will promptly pay the reinsurance benefits due the Company. The Company’s contractual liability for policies reinsured under this Agreement is binding on the Reinsurer. However, for claims incurred during the contestable period, if the total amount of reinsurance ceded to all reinsurers bn the policy is equal to or greater than the amount retained by the Company, or if the Company retained less than its usual retention on the policy, the Company will consult and promptly and fully disclose all information relating to the claim before conceding liability or making settlement to the claimant. The Company will wait at least five (5) business days for the Reinsurer’s response. The Company acknowledges and agrees that its obligation to consult with the Reinsurer on contestable claims is a material inducement to the Reinsurer agreeing to provide reinsurance hereunder and that absent such an obligation, the Reinsurer would not have agreed to provide reinsurance hereunder.

The total reinsurance recoverable from all companies will not exceed the Company’s total contractual liability on the policy, less the amount retained. The maximum reinsurance death benefit payable to the Company under this Agreement is the risk amount specifically reinsured with the Reinsurer. The Reinsurer will also pay its proportionate share of the interest that the Company pays on the death proceeds until the date of settlement except if settlement is delayed as a result of a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits, then the Reinsurer will pay its share of interest to the date settlement would have been made if there were no dispute or contest.

4)

Settlement. Life benefit payments will be made in a single sum, regardless of the Company’s settlement options; provided, however, that such single sum will exclude interest that accrues on settlement options other than single pay.

5)

Contested Claims. The Company will promptly, and in no event later than sixty (60) days of its intention, notify the Reinsurer of its intention to contest, compromise, or litigate a claim involving a reinsured policy. The Company will also promptly and fully disclose all information relating to the claim. Upon receipt of all documents, the Reinsurer will have five(5) business days to notify the Company in writing of its decision to accept participation in the contest, compromise, or litigation. If the Reinsurer has accepted participation, the Company will promptly advise the Reinsurer of all significant developments in the claim investigation, including notification of any legal proceedings against it in response to denial of the claim.

ARTICLE X CONTINUES...

If the Reinsurer does not accept participation, the Reinsurer will then fulfill its obligation by paying the Company its full share of the reinsured policy benefits and will be relieved of all future liability on the claim, and will not share in any subsequent reduction or increase in liability.

If the Reinsurer accepts participation and the Company’s contest, compromise, or litigation results in a reduction or increase in liability, the Reinsurer will share in any such reduction or increase in proportion to its share of the risk on the contested policy.

6)

Claim Expenses. The Reinsurer will pay its share of reasonable investigation and legal expenses connected with the litigation or settlement of contested claims on which the Reinsurer has been advised in writing pursuant to Section 5, above, and the Reinsurer has agreed in writing with the Company to participate in such matters.

The Reinsurer will not reimburse the Company for routine claim investigation and administration expenses incurred on an outsourced basis to third parties nor for the expenses or compensation of officers and employees of the Company. The Reinsurer will not reimburse expenses incurred by the Company as a result of a dispute arising out of conflicting claims of entitlement to policy proceeds or benefits.

7)

Misrepresentation or Suicide. If the Company returns premium to-the policyowner or beneficiary as a result of misrepresentation or suicide of the insured, the Reinsurer will refund net reinsurance premiums received on that policy without interest to the Company in lieu of any other form of reinsurance benefit payable under this Agreement.

8)

Misstatement of Age or Sex. In the event of a change in the amount of the Company’s liability on a reinsured policy due to a misstatement of age or sex, the Reinsurer’s liability will change proportionately. The face amount of the reinsured policy will be adjusted from the inception of the policy and the Reinsurer’s liability will be calculated on the adjusted face amount, and any difference in premiums net of allowances will be settled without interest.

9)

Extra-Contractual Damages. The Reinsurer will not participate in extra-contractual damages that are awarded against the Company as a result of an act, omission, or course of conduct committed by the Company, its agents, or representatives in connection with claims covered under this Agreement.

The Parties recognize that circumstances may arise which in equity would require the Reinsurer, to the extent permitted by law, to share proportionately in extra-contractual damages. The Parties agree that such circumstances are limited to those situations in which the Reinsurer agreed to join the contest of the coverage and agreed, in advance and in writing, with the specific act or course of conduct of the Company that ultimately resulted in the assessment of the extra-contractual damages. In such situations, the Reinsurer and the Company will share such damages so assessed in equitable proportions.

10)

Accelerated Death Benefit Rider. If an accelerated benefit is paid by the Company, on the Accelerated Death Benefit Rider, the Reinsurer will reimburse the Company for its proportionate share of the accelerated benefit at the time of payment and upon receipt of notification from the Company that the payment has been made. The Reinsurer’s proportionate share of the accelerated benefit will be calculated by multiplying the total accelerated benefit payment (the benefit minus the Company’s discount percentage or dollar

ARTICLE X CONTINUES...

amount and subject to the Company’s cap on the dollar amount or percentage of the total benefit payable to the insured) by the ratio of the reinsured net amount at risk to the total net amount at risk.

...END OF ARTICLE X

ARTICLE XI

RETENTION LIMIT CHANGES

If the Company changes its maximum retention limits as shown in Exhibit A, it will provide the Reinsurer with written notice of the intended changes ninety (90) days in advance of their effective date.

A change to the Company’s maximum retention limits will not affect the reinsured policies in force except as specifically provided elsewhere in this Agreement. Furthermore, unless agreed in writing, between the Parties, an increase in the Company’s retention schedule will not affect an increase in the total risk amount that it may automatically cede to the Reinsurer.

...END OF ARTICLE XI

ARTICLE XII

RECAPTURE

Recapture. If the Company increases its maximum dollar retention limits over the maximum dollar retention limits set forth in Exhibit A, the Company may exercise recapture rights, provided that all of the conditions below are met; If reinsurance is on an excess basis, the Company may recapture an amount corresponding to the increase in its dollar retention. The Company’s decision not to back-fill retention, per Article VIII.1, will not impact their ability to recapture, provided all other conditions listed below are met.

Conditions. The conditions that must be met for recapture are:

a.	The Company must give the Reinsurer ninety (90) days written notice prior to its intended date of the commencement of recapture.

b.

The reduction of reinsurance affected policies will become effective on the policy anniversary date immediately following the notice of election to recapture; provided, however, that no reduction will be made until a policy has been in force for the number of years specified in the Recapture Period in Exhibit C.

c.	The company retained its maximum retention at policy issue for the plan, the insured’s age and mortality classification.

d.

In applying the Company’s new retention limits, the new retention will be based on (a) the insured’s age at the time the reinsurance was ceded to the Reinsurer and (b) the mortality classification at the time of the recapture.

e.

If any reinsured policy is recaptured, all reinsured policies eligible for recapture under the provisions of this Article must be recaptured up to the Company’s new maximum retention limits in a consistent manner and the Company must increase its total amount of insurance on each reinsured life. The Company may not revoke its election to recapture for policies becoming eligible at future anniversaries.

f.

If the reinsurance on the policy has been ceded to more than one reinsurer, the Company must allocate the reduction in reinsurance so that the amount reinsured by each reinsurer after the reduction is proportionately the same as if the new maximum dollar retention limits had been in effect at the time of issue.

g.	No reduction may be made in any supplemental benefits reinsured unless the life reinsurance is also being reduced.

The amount of reinsurance eligible for recapture is based on the current amount at risk as of the date of recapture. For a policy issued as a result of exchange, conversion, or re-entry, the recapture terms of the reinsurance agreement covering the original policy will apply, and the duration period for the purpose of recapture will be measured from the effective date of the reinsurance on the original policy.

Recapture Liability. After the effective date of recapture, the Reinsurer will not be liable for any reinsured policies or portions of such reinsured policies that were eligible for recapture and were overlooked. The acceptance by the Reinsurer of reinsurance premiums after the effective dates of recapture will not constitute or determine liability on the part of the Reinsurer for such reinsurance and the Reinsurer will be liable only for a refund of the premiums so received, without interest.

...END OF ARTICLE XII

ARTICLE XIII

GENERAL PROVISIONS

1)	Currency. All payments and reporting by both Parties under this Agreement will be made in the currency specified in Exhibit C.

2)	Premium Tax. The Reinsurer will not reimburse the Company for premium taxes.

3)

Minimum Cession. The Company will not cede a policy to the Reinsurer unless the amount to be reinsured at issue exceeds the Initial Minimum Cession amount shown in Exhibit C. Reinsurance will be cancelled on any policy when its reinsured net amount at risk falls below the Trivial Amount limit shown in Exhibit C.

4)

Interest Rate. If under the terms of this Agreement, interest is accrued on amounts due either the Company or the Reinsurer, such interest will be calculated from the due date using the 13-week Treasury Bill rate reported for the last business day of the calendar month in the “Money Rates” section of the Wall Street Journal or comparable publication. If the 13-week Treasury Bill rate is no longer published, a rate mutually agreed upon by the Parties will be used.

5)

Inspection of Records. The Reinsurer and the Company, or their duly authorized representatives, will have the right to inspect and audit original papers, records, and all documents relating to the business reinsured under this Agreement including but not limited to underwriting, claims processing, and administration. Such access will be provided during regular business hours at the office of the inspected party. The Reinsurer may suspend payments relating to matters in dispute that arise from such inspection and audit until such dispute is resolved by the Parties either through mutual agreement or by arbitration in accordance with Article XVII.

6)

Off-Set. Any undisputed debts or credits, in favor of or against either the Reinsurer or the Company with respect to this Agreement or any other reinsurance agreement(s) between the Parties are deemed mutual debts or credits and may be offset, and only the balance will be allowed or paid.

The right of offset will not be affected or diminished because of the insolvency of either party.

7)

Errors and Omissions. If through unintentional error, oversight, omission, or misunderstanding (collectively “errors”), the Reinsurer or the Company fails to comply with the terms of this Agreement and if, upon discovery of the error by either Party, the other is promptly notified, each thereupon will be restored to the position it would have occupied if the error had not occurred, including interest. For the avoidance of doubt, the Parties agree that the term errors relates only to clerical errors.

If it is not possible to restore each Party to the position it would have occupied but for the error, the Parties will endeavor in good faith to promptly resolve the situation in a manner that is fair and reasonable, and most closely approximates the intent of the Parties as evidenced by this Agreement.

The Reinsurer will not provide reinsurance for policies that do not satisfy the parameters of ; this Agreement, nor will the Reinsurer be responsible for negligent or deliberate acts or for repetitive errors in administration by the Company. If either Party discovers that the

ARTICLE XIII CONTINUES...

Company has failed to cede reinsurance as provided in this Agreement, or failed to comply with its reporting requirements, the Reinsurer may require the Company to audit its records for similar errors and to take the actions necessary to avoid similar errors in the future.

8)

Company Forms and Rates. The Company agrees to keep the Reinsurer informed of the identity and terms of its policies, riders and contracts reinsured under this Agreement, as well as any special programs affecting reinsurance hereunder. The Company will provide the Reinsurer with a copy of its application forms, policy and rider forms, premium and nonforfeiture values, reserve tables, and any other forms or tables needed for proper handling of reinsurance under this contract. The Company will advise the Reinsurer in writing of any changes to existing forms, nonforfeiture values and reserve tables, or new forms it may adopt.

9)

OFAC Compliance. The Company and the Reinsurer each represents and warrants that it is in compliance with all laws, regulations, judicial and administrative orders applicable to the Party and to the business reinsured under this Agreement, as they pertain to sanction laws administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), and with Trade Embargo Laws, as such laws may be amended from time to time (collectively, the “Laws”). Neither Party will be required to take any action under this Agreement that would violate said Laws, including, but not limited to, making any payments in violation of the Laws.

The Company agrees to, prior to ceding any risk to the Reinsurer under this Agreement, screen, in accordance with current industry standards for the U.S. life insurance industry, each risk to ensure that an owner, insured, or beneficiary is not on the OFAC List of Specially Designated National and Blocked Persons (a “Prohibited Person”).

The Company will not cede or otherwise transfer to the Reinsurer, any liabilities under any policy if an owner, insured, or beneficiary of such policy is a Prohibited Person.

Should either Party discover or otherwise become aware that a reinsurance transaction has been entered into or a payment has been made in violation of the Laws, the Party who first becomes aware of the violation will notify the other Party within five (5) business days of such discovery, and the Company will provide to the Reinsurer written notice of all information known by the Company regarding the identity of the Prohibited Person, including the name, date of birth, country, state or province and street address of the residence and/or business, social security number, driver’s license number or other government identification number, and telephone number(s) of such Prohibited Person. The Parties will cooperate in order to take all necessary corrective actions to comply with the Laws.

10)

Foreign Account Tax Compliance Act. The Company and the Reinsurer each represents that is it in compliance with all laws and requirements applicable to it and to the business reinsured under this Agreement, as they pertain to the Foreign Account Tax Compliance Act (“FATCA”) as codified by the U.S. Internal Revenue (“IRS”) Code. On or before the Effective Date of this Agreement, the Company and the Reinsurer will each provide to the other Party, any FATCA documentation (or verification thereof) required by the IRS.

If the Company and the Reinsurer fails to provide the other Party with the required FATCA documentation in a timely manner, the Party that has not received the documentation will have the right to withhold from the Party that has failed to provide such documentation, any amounts necessary, up to the maximum amount allowed by law, in order to be in compliance with FATCA.

...END OF ARTICLE XIII

ARTICLE XIV

DAC TAX

The Parties to this Agreement agree to the following provisions pursuant to Section 1,848-2(g)(8) of the Income Tax Regulations effective December 29, 1992, under Section 848 of the Internal Revenue Code of 1986, as amended:

a.

The Party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1).

b.	Both Parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency, or as otherwise required by the Internal Revenue Service.

c.

The Company will submit a schedule to the Reinsurer by May of each year with its calculation of the net consideration for the preceding calendar year. The Reinsurer may contest such calculation by providing an alternative calculation to the Company in writing within thirty (30) days of the Reinsurer’s receipt of the Company’s calculation. If the Reinsurer does not so notify the Company within the required timeframe, the Reinsurer will report the net consideration as determined by the Company in the Reinsurer’s tax return for the previous calendar year.

d.

If the Reinsurer contests the Company’s calculation of the net consideration, the Parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the Reinsurer submits its alternative calculation. If the Company and the Reinsurer reach an agreement on an amount of net consideration, each Party will report the agreed upon amount in its tax return for the previous calendar year.

e.

Both the Company and the Reinsurer represent and warrant that they are subject to United States taxation under either Subchapter L or Subpart F of Part III of Subchapter N of the Internal Revenue Code of 1986, as amended.

...END OF ARTICLE XIV

ARTICLE XV

INSOLVENCY

1)	Definition of Insolvency. A Party to this Agreement will be deemed insolvent when it:

a.	applies for or consents to the appointment of a receiver, rehabilitator, conservator, liquidator or statutory successor of its properties or assets; or
b.	is adjudicated as bankrupt or insolvent; or
c.

files or consents to the filing of a petition in bankruptcy, seeks reorganization to avoid insolvency or makes formal application for any bankruptcy, dissolution, liquidation or similar law or statute; or

d.	becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the Party’s domicile.

2)

Insolvency of the Company. In the event of the insolvency of the Company, all reinsurance payments due under this Agreement will be payable directly to the liquidator, rehabilitator, receiver, or statutory successor of the Company, without diminution because of the insolvency, for those claims allowed against the Company by any court of competent jurisdiction or by the liquidator, rehabilitator, receiver or statutory successor having authority to allow such claims.

In the event of insolvency of the Company, the liquidator, rehabilitator, receiver, or statutory successor will give written notice to the Reinsurer of all pending claims against the Company on any policies reinsured within a reasonable time after such claim is filed in the insolvency proceeding. While a claim is pending, the Reinsurer may investigate and interpose, at its own expense, in the proceeding where the claim is adjudicated, any defense or defenses that it may deem available to the Company or its liquidator, rehabilitator, receiver, or statutory successor.

The expense incurred by the Reinsurer will be chargeable, subject to court approval, against the Company as part of the expense of liquidation to the extent of a proportionate share of the benefit that may accrue to the Company solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are participating in the same claim and a majority in interest elects to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Company.

The Reinsurer will be liable only for the amounts reinsured and will not be or become liable for any amounts or reserves to be held by the Company on policies reinsured under this Agreement.

3)

Insolvency of the Reinsurer. In the event of the insolvency of the Reinsurer, the Company may, upon ninety (90) days’ written notice to the Reinsurer, its liquidator, receiver or statutory successor, recapture all of the business reinsured under this Agreement.

...END OF ARTICLE XV

ARTICLE XVI

REINSURER’S RIGHT OF NOTICE OF UNUSUAL PRACTICES

In providing reinsurance facilities to the Company under this Agreement, the Reinsurer has granted the Company considerable authority with respect to automatic binding power, reinstatements, claim settlements, and the general administration of the reinsurance account. To facilitate transactions, the Reinsurer has required the minimum amount of information and documentation possible, reflecting its utmost faith and confidence in the Company. The Reinsurer assumes that, except as otherwise notified in writing by the Company, and agreed to in writing by the Reinsurer, the underwriting, claims and other insurance practices employed by the Company with respect to reinsurance ceded under this Agreement are generally consistent with the customary and usual practices of the insurance industry as a whole. Where the Company does engage in exceptional or uncustomary practices or implements a change in its underwriting rules or guidelines, with respect to business covered under this Agreement, the Company agrees to advise the Reinsurer in writing forty-five (45) days prior to implementing such practice or change and receive a written acceptance of said practice or change from the Reinsurer before assigning any liability to the Reinsurer with respect to any reinsurance issued under such practice or change. The Company acknowledges and agrees that its covenant to the Reinsurer to so advise the Reinsurer of any exceptional or uncustomary practice or implementation of such a significant change is a material incentive to the Reinsurer agreeing to enter into this Agreement, and absent such a covenant, the Reinsurer would not have entered into this Agreement.

...END OF ARTICLE XVI

ARTICLE XVII

ARBITRATION

1)

Intention. It is the intention of the Reinsurer and the Company that the customs and practices of the life insurance and reinsurance industry will be given full effect in the operation and interpretation of this Agreement. The Parties agree to act in all matters with the highest good faith. However, if the Reinsurer and the Company cannot mutually resolve a dispute that arises out of or relates to this Agreement, the dispute will be decided through arbitration as a precedent to any right of action hereunder.

2)

Process. To initiate arbitration, either the Company or the Reinsurer will notify the other Party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The Party to which the notice is sent will respond to the notification in writing within fifteen (15) days of its receipt.

There will be three arbitrators who will be current or former senior officers of life insurance or life reinsurance companies other than the Parties to this Agreement, their affiliates or subsidiaries. Each of the arbitrators will be impartial with respect to the dispute. Each of the Parties will appoint one of the arbitrators and these two arbitrators will select the third. If either Party refuses or neglects to appoint an arbitrator within sixty (60) days of the initiation of the arbitration, the other Party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within thirty (30) days of the appointment of the second arbitrator, then each arbitrator will nominate three individuals selected from the ARIAS-US list of certified arbitrators. Each arbitrator will then decline two of the nominations presented by the other arbitrator. The third arbitrator will then be chosen from the remaining two nominations by drawing lots.

3)

Arbitration Hearing. Once chosen, the arbitrators are empowered to select the site of the arbitration, in no event will this be more that 6 months after the appointment of the third arbitrator. As soon as possible, the arbitrators will establish arbitration procedures as warranted by the facts and issues of the particular case. The arbitrators will have the power to determine all procedural rules of the arbitration, including but not limited to inspection of documents, examination of witnesses and any other matter relating to the conduct of the arbitration. The arbitrators may consider any relevant evidence; they will weigh the evidence and consider any objections. Each Party may examine any witnesses who testify at the arbitration hearing.

4)

Governance. Notwithstanding that this Agreement will be governed by the law of Pennsylvania in accordance with Article 1.3, the rights and procedures applicable to any arbitration commenced under this Article will be governed by the Federal Arbitration Act rather than any state arbitration act. This Article will survive termination of this Agreement.

5)

Decision. The arbitrators will base their decision on the terms and conditions of this Agreement and the customs and practices of the life insurance and reinsurance industries. The arbitrators, however, will consider this Agreement an honorable engagement rather than merely a legal obligation; they are relieved of all judicial formalities and may abstain from following the strict rules of law. The decision of the arbitrators will be made by majority rule and will be submitted in writing. The decision will be final and binding on both Parties and there will be no appeal from the decision. Either Party to the arbitration may petition any court having jurisdiction over the Parties to reduce the decision to judgment.

ARTICLE XVII CONTINUES...

6)

Costs of Arbitration. Unless the arbitrators decide otherwise, each Party will bear the expense of its own arbitration activities, including its appointed arbitrator and any outside attorney and witness fees. The Parties will jointly and equally bear the expense of the third arbitrator and other costs of the arbitration.

...END OF ARTICLE XVII

ARTICLE XVIII

CONFIDENTIALITY

The Company and the Reinsurer agree that Private information and Proprietary Information will be treated as confidential. Private Information includes, but is not limited to, Personally Identifiable Information, Protected Health Information, and any other legally protected information (collectively, “Private Information”). The Company agrees to, and will, transmit Private Information to the Reinsurer on an encrypted basis using encryption methods and software generally accepted and customarily used in the insurance industry. “Personally Identifiable Information” is any information about an individual that can be used to distinguish or trace an individual’s identity, such as first and last name plus social security number or any other unique identifier such as driver’s license or other government issued ID number, financial account numbers or access codes, date of birth, email address, mother’s maiden name and any other information that is linked or linkable to an individual, such as medical, educational, financial, and employment information about proposed, current, and former policyowners, insureds, applicants, and beneficiaries of policies issued by the Company. “Protected Health Information” is any information, whether oral or recorded in any form or medium that (i) is provided or received by a health care provider, health plan, public health authority or health care clearinghouse, and (ii) relates to the past, present, or future physical or mental health or condition of an individual, the provision of health care to an individual, or the past present, or future payment for the provision of health care to an individual.

Proprietary Information includes, but is not limited to, business plans and trade secrets, mortality and lapse studies, underwriting manuals and guidelines, applications and contract forms, and the specific terms and conditions of this Agreement.

The Parties will not disclose such information to any other parties unless agreed to in writing, except as necessary for retrocession purposes, as requested by external auditors, as required by court order, or as required or allowed by law or regulation.

Private Information and Proprietary Information will not include information that:

a.	is or becomes available to the general public through no fault of the party receiving the Customer or Proprietary Information (the “Recipient”);
b.	is independently developed by the Recipient;
c.	is acquired by the Recipient from a third party not covered by a confidentiality agreement; or
d.	is disclosed under a court order, law or regulation.

The Company acknowledges that the Reinsurer may aggregate data with other companies reinsured with the Reinsurer as long as the data cannot be identified as belonging to the Company.

...END OF ARTICLE XVIII

ARTICLE XIX

DURATION OF AGREEMENT

This Agreement is indefinite as to its duration. The Company or the Reinsurer may terminate this Agreement with respect to the reinsurance of new business by giving ninety (90) days written notice of termination to the other Party, in which case the termination date of this Agreement will be the ninetieth (90th) day after the date notice is given.

During the notification period, the Company will continue to cede and the Reinsurer will continue to accept policies covered under the terms of this Agreement. The Reinsurer will not be liable for policies with issue dates on and after the termination date of this Agreement. Reinsurance coverage on all reinsured policies will remain in force until the termination or expiry of the policies or until the contractual termination of reinsurance under the terms of this Agreement, whichever occurs first.

...END OF ARTICLE XIX

ARTICLE XX

EXECUTION

This Agreement is effective as of 12:01 a.m. on March 1, 2015 and applies to all eligible policies with issue dates on or after such date. The Company and the Reinsurer acknowledge and agree that the Company may backdate policies up to six (6) months, or longer if in accordance with state regulations, only for the purpose of saving age.

This Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

In witness whereof, the Parties to this Agreement have executed this Agreement in duplicate.

Treaty #HA-PENN-02/HA3487

             #HA-PIAA-02/HA3488

THE PENN MUTUAL LIFE INSURANCE COMPANY AND THE PENN INSURANCE AND ANNUITY COMPANY

Horsham, Pennsylvania

By:	/s/ Andrew W. Martin	By:	/s/ Raymond G. Caucci

Name:	Andrew W. Martin	Name:	Raymond G. Caucci
	(print)		(print)

Title:	AVP & Actuary	Title:	SVP

Date:	March 23, 2015	Date:	March 24, 2015

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA Orlando, Florida

By:	/s/ Anthony C. Laudato	By:	/s/ Suzanne Downey

Name:	Anthony C. Laudato	Name:	Suzanne Downey
	(print)		(print)

Title:	VP	Title:	VP

Date:	3-26-2015	Date:	3-26-2015

...END OF ARTICLE XX

EXHIBIT A

RETENTION LIMITS OF THE COMPANY

A.1	Life Insurance

The Company will retain the entire initial net amount at risk under each insured life up to the dollar retention limits below. The retained net amount at risk is the initial amount retained under this Agreement or as reset by subsequent scheduled contractual increases or underwritten increases not to exceed the maximum dollar retention limit. Any change in the net amount at risk due to changes in the cash value applicable to the policy will be shared proportionately between the Company and its reinsurers with the Company’s retained portion not to exceed the Company Maximum Dollar Retention limit shown below.

Company Maximum Dollar Retention – Single Life Plans
Issue Age	Standard	Tables 1-5	Tables 6-10	Tables 11-16
0 - 60	$5,000,000	$5,000,000	$4,000,000	$3,000,000
61 - 65	$5,000,000	$4,000,000	$3,000,000	$2,500,000
66 - 70	$5,000,000	$3,500,000	$2,500,000	$2,000,000
71 - 80	$5,000,000	$3,000,000	$1,500,000	$1,000,000
81 - 85	$5,000,000	$2,000,000	$1,000,000	$500,000

Company Maximum Dollar Retention – Joint Life Plans
Issue Age	Standard	Tables 1-5	Tables 6-10	Tables 11-16
0 - 60	$7,500,000	$7,500,000	$6,000,000	$4,500,000
61 - 65	$7,500,000	$6,000,000	$4,500,000	$3,750,000
66 - 70	$7,500,000	$5,250,000	$3,750,000	$3,000,000
71 - 80	$7,500,000	$4,500,000	$2,250,000	$1,500,000
81 - 85	$7,500,000	$3,000,000	$1,500,000	$750,000

A.2	Waiver of Premium Disability Benefits

Not applicable

A.3	Accidental Death Benefits

Not applicable

A.4	Additional Benefits and Riders

The Company will retain all amounts up to its Maximum Dollar Retention limit, as stated above.

EXHIBIT B

PLANS COVERED

Policy plans, riders and benefits issued on plans with effective dates within the applicable period shown below may qualify for automatic reinsurance under the terms of this Agreement.

B.1	Plan Identification	Issue Ages	Start Date
	Guaranteed Level Term 10	20 – 70	March 1, 2015
	Guaranteed Level Term 15	20 – 65	March 1, 2015
	Guaranteed Level Term 20	20 – 65	March 1, 2015
	Portfolio of IUL, VUL, UL and Whole Life	0 – 85	March 1, 2015
	One Year Term	0 – 85	March 1, 2015

B.2	Waiver of Premium Disability Benefits
Not applicable

B.3	Accidental Death Benefits
Not applicable

B.4	Additional Benefits and Riders
	See Exhibit B-1		March 1, 2015

EXHIBIT B-1

ADDITIONAL BENEFITS AND RIDERS

Single Life Riders:

Guaranteed Purchase Option: This is an optional rider that provides the option to purchase additional coverage on the base insured, without evidence of insurability, at certain attained ages and/or life events. Reinsurance premiums for any additional coverage will be the same as the base plan, assessed point-in-sca!e.

Accelerated Death Benefit Rider: This is an automatic rider that provides for an acceleration of a portion of the death benefit upon diagnosis of a terminal illness. There are no reinsurance premiums for this benefit. Reinsurer will pay their proportionate share of any discounted, accelerated benefits.

Chronic Illness Accelerated Benefit Rider: This is an optional rider that provides for an acceleration of a portion of the death benefit when the Insured has been certified with a Chronic Illness. There are no reinsurance premiums for this benefit. The Reinsurer will not participate in accelerated payments under this rider. Payments made under this rider will be treated as face decreases for the Reinsurer.

Enhanced Permanent Paid-Up Additions Rider: This is an optional rider that provides the option to dump in additional premium, subject to certain limits, to purchase paid-up additional coverage. Reinsurance premiums for any additional coverage will be the same as the base plan, assessed point-in-scale.

Accelerated Permanent Paid-Up Additions Rider: This is an optional rider that provides the option to dump in additional premium, subject to certain limits, to purchase paid-up additional coverage for the purpose of decreasing the amount of the term insurance benefit of the Flexible Protection Rider. Reinsurance premiums for any additional coverage will be the same as the base plan, assessed point-in-scale.

Supplemental Exchange Rider: This rider allows a business owner to exchange life insurance for a key employee to a policy on a new insured. The new insured must submit evidence of insurability. There are no charges for the rider. After the exchange, reinsurance premiums for the base plan will be based on the appropriate issue age, gender, and risk class of the new insured.

Flexible Protection Rider: This is an optional rider that provides a specified amount of life insurance at a lower cost by blending permanent life insurance with term life insurance coverage. Reinsurance premiums for any additional coverage will be the same as the base plan.

Additional Insured Rider: This is an optional rider that provides coverage on a family member (with full underwriting). The insurance provided is Term to age 80 with a minimum face of $50,000 and a maximum equal to the amount of the base policy. Reinsurance premiums will be the same as the base plan using the appropriate gender, issue age and risk class of the additional insured.

Guaranteed Increase Option: This is an optional rider that allows the primary insured to increase coverage without medical evidence of insurability. This rider is available at issue only, and the issue age for this rider is 0-38. The rider must also be exercised by attained age 40. There are no reinsurance premiums for this rider. Reinsurance premiums for any increases exercised under the rider will be the same as the base plan, assessed point-in-scale.

Return of Premium Rider: This is an optional rider that provides an added death benefit equal to the sum of all premiums paid in to the policy up to the most recent monthly anniversary. There are no reinsurance premiums for the rider itself. Any additional net amount at risk generated by the rider will be assessed premiums the same as the base plan.

Supplemental Term Insurance: This is an optional rider that provides an additional death benefit on the primary insured and enhances long-term policy cash value accumulation through the purchase of non-convertible term life insurance coverage on the insured. Reinsurance premiums for any additional coverage will be the same as the base plan.

Joint Life Riders:

Flexible Period Single Life Term Rider: This is an optional rider that provides additional term coverage on one of the base insureds. Reinsurance premiums will be equal to the underlying single life rates of the base plan.

Policy Split Option: This is an automatic rider on policies where both insureds are less than 80 years old. The rider allows a joint policy to be exchanged for two individual policies if certain changes in the estate tax law are made. There are no reinsurance premiums for the rider itself. If the policy split occurs, reinsurance premiums for the resulting single life policies will be equal to the underlying single life rates of the base plan, assessed point-in-scale:

Enhanced Policy Split Option: Same as Policy Split Option, but no medical evidence of insurability is required if both insured are standard risks.

Return of Premium Rider: This is an optional rider that provides a death benefit equal to the sum of all premiums. Reinsurance premiums for any additional death benefit will be the same as the base plan.

Estate Preservation Term Insurance Rider: This is an optional rider that provides a death benefit equal to twice the face amount during the first four policy years. Reinsurance premiums for the additional death benefit will be the same as the base plan.

Supplemental Term Insurance Rider: This is an optional rider that provides additional survivorship term coverage on the base insureds. Reinsurance premiums will be equal to the base plan.

First Death Benefit Rider: This is an optional rider that provides additional coverage on a joint-first-to-die basis. The reinsurance premiums for the rider will be equal to the sum of the single life rates less the joint rate from the base plan (qx + qy – qxqy).

Estate Growth Benefit: This is an optional rider that provides for an increasing death benefit based upon a percentage or schedule determined at issue. The reinsurance premiums for the additional coverage will be the same as the base plan, assessed point-in-scale.

Supplemental Exchange Rider: This rider allows a business owner to exchange life insurance for a key employee to a policy on a new insured. The new insured must submit evidence of insurability. There are no charges for the rider. After the exchange, reinsurance premiums for the base plan will be based on the appropriate issue age, gender, and risk class of the new insured.

Enhanced Coverage Rider: This is an optional rider that provides additional survivorship term , coverage on the base insureds. Reinsurance premiums will be equal to the base plan.

Chronic Illness Accelerated Benefit Rider: This is an optional rider that provides for an acceleration of a portion of the death benefit when the last Insured has been certified with a Chronic Illness.

There are no reinsurance premiums for this benefit. The Reinsurer will not participate in accelerated payments under this rider. Payments made under this rider will be treated as face decreases for the Reinsurer.

EXHIBIT C

AUTOMATIC BINDING LIMITS

C.1	Life Reinsurance

Reinsurer Automatic Binding Limits:

The Reinsurer will automatically accept fifty percent (50%) of the excess over the Company’s Maximum Dollar Retention, as specified in Exhibit A, not to exceed the following limits on a per life basis:

Single Life:

Issue Ages	Standard	Tables 1 – 5	Tables 6 – 10	Tables 11 – 16
0 – 60	$25,000,000	$25,000,000	$20,000,000	$15,000,000
61 – 65	$25,000,000	$20,000,000	$15,000,000	$12,500,000
66 – 70	$25,000,000	$17,500,000	$12,500,000	$10,000,000
71 – 80	$13,400,000	$7,975,000	$4,150,000	$2,875,000
81 – 85	$5,450,000	$0	$0	$0

Joint Life:

Issue Ages	Standard	Tables 1 – 5	Tables 6 – 10	Tables 11 – 16
0 – 60	$23,750,000	$23,750,000	$19,000,000	$14,250,000
61 – 65	$23,750,000	$19,000,000	$14,250,000	$11,875,000
66 – 70	$23,750,000	$16,625,000	$11,875,000	$9,500,000
71 – 80	$12,150,000	$7,225,000	$3,775,000	$2,625,000
81 – 85	$4,200,000	$0	$0	$0

For the purpose of determining the Automatic Binding Limit in the above table, flat extra ratings are converted at a rate of one table (25%) for each $2.50 per thousand charged through age 70, and $5.00 per thousand ages 71 and up, and added to any multiple ratings.

C.2	Waiver of Premium Disability Benefits

Not applicable

C.3	Accidental Death Benefits

Not applicable

C.4	Additional Benefits and Riders

The Reinsurer shall receive a fifty percent (50%) share of all amounts in excess of the Company’s Maximum Dollar Retention limits; however the Reinsurer’s share shall not exceed its portion of the total Automatic Binding Limit.

C.5	Jumbo Limits

Automatic coverage of any risk will be granted only if the total amount in force and applied for on the life in all insurance companies, including any amount to be replaced, does not exceed $65,000,000.

C.6	Cession Amounts

Minimum Cession         - $5,000

C.7	Recapture Period

Permanent Policies      - 20 Years

Term Policies               - End of level term period

C.8	Currency

United States dollars

C.9	Professions

Full-time professional athletes and full-time professional entertainers, as disclosed on the life application, are excluded from automatic reinsurance under this Agreement but may be submitted for facultative consideration.

C.10	Countries

Policies issued to citizens and/or permanent residents of the United States and Canada.

C.11	Conditional Receipt Limit

$1,000,000

EXHIBIT D-1

SELF-ADMINISTERED REPORTING

The Company will maintain adequate records to administer the reinsurance accounts and will cede reinsurance under this Agreement on a self-administration basis. Within thirty (30) days after the end of the reporting period, the Company will provide the Reinsurer with an activity report(s) in a mutually agreed upon electronic format, substantially in conformity with the following:

A)	New Business and Renewals Premium Statement

A report of all reinsurance policies issued or renewing during the past month, which will include the policy detail shown below. The report will be accompanied by reinsurance premiums for such policies.

1)	New business and other first year issues, and renewals and each segment should state the gross premium, allowances and resultant net premium due for each life reinsurance policy.
2)	Premium due for supplemental benefits
3)	Transaction code
4)	Transaction effective date
5)	Policy number
6)	Name of insured (surname, first name, middle initial)
7)	Date of birth
8)	Gender
9)	Issue age
10)	Policy issue date
11)	Plan of insurance
12)	Policy amount
13)	Reinsurance amount
14)	Net amount at risk
15)	Table rating
16)	Flat extra amount and duration
17)	Tobacco class
18)	Country/state of residence
19)	Automatic/facultative indicator
20)	DWP, ADB, Rider reinsurance amount (if applicable)

B)	Conversion Report (if applicable)

A report of reinsurance policies that are conversions, reissues or replacements to plan(s) as stated in Exhibit B. The report will provide the policy detail information in shown in Section A, above, and will include the following information:

1) original policy date                 3) original issue age

2) original policy number            4) duration

C)	Policy Adjustment Report

A report that details all policy terminations and changes on the reinsurance policies during the reporting period, showing information about the type of change, the effective date, and the monetary result of the change with respect to reinsurance.

D)	Policy Exhibit

A summary report of policy movement during the reporting period. The Company will provide a summary of new issues, terminations, recaptures, changes, death claims and reinstatements during the month(s) and the in force reinsurance at the end of the reporting period.

E)	Quarterly In Force and Reserve Listing

Within thirty (30) days after the close of each calendar quarter, the Company will furnish the Reinsurer with a list of reinsurance by policy which will include the information shown in items 5 through 20, shown in Section A, above.

EXHIBIT D-2

FINANCIAL REPORTING REQUIREMENTS

The Company will provide the following information as soon as practical after the close of the month but not later than the due date as stated in this Agreement. All reports should include both the Reinsurer’s Treaty Number as well as the Company’s reference number. The Company will provide to the Reinsurer upon request, its reserve calculations in sufficient detail to permit the Reinsurer’s auditors and examiners to independently verify same. The Company agrees to cooperate with the Reinsurer in providing such information as may be reasonably requested from time to time by the Reinsurer.

A)	Quarterly Reporting
1)	Policy count and face amount ceded summary.
2)	Statutory Reserve Summary should be split between Coinsurance and YRT and listed by type of reserve (Life, ADB, Waiver, etc.), Valuation Basis and issue year.
3)

Claim information – Claim Number, Policy number, Insured’s Name, Business or Policy Type, Type of Reinsurance (Co or YRT), Notification Date, Date of Death, Date of Birth, Cause of Death, Claim Amount, Status (paid, pending, resisted).

4)	Policy level detail Statutory Reserves and In Force listing via electronic media with reconciliation to Reserve Summary, if practical.

B)	Annual Statutory Reporting
1)	Reserves in Annual Statement Exhibit 5 (by valuation basis), 6, 7 and 8 formats.
2)	Actuarial Opinion signed by the appointed actuary.
3)	Policy level detail Statutory Reserves and in Force listing via electronic media with reconciliation to Reserve Summary
4)

Information required for Exhibit of Life insurance including Additional Information on In Force End of Year, Ordinary Insurance, Participating Status, Credit and Group insurance, Accidental Death Benefits and Policies with Disability Provisions.

C)	Annual Tax Reporting
1)	Policy level detail of tax reserves as required by IRS Section 807 (d) summarized by tax valuation basis.
2)	Detailed calculations of discounted claim reserves as prescribed by IRS Section 846, if applicable.

D)

Electronic Data Transmission. The Company will consult with the Reinsurer to determine the appropriate reporting format. Should the Company subsequently desire to make changes in the data format or the code structure, the Company will communicate such changes to the Reinsurer prior to the use of such changes in reports to the Reinsurer.

The Company acknowledges and agrees that the Reinsurer’s reliance upon the Company’s agreement to timely and accurately report the information set forth in this Exhibit is a material inducement to the Reinsurer agreeing to enter into this Agreement and that absent the Company’s agreement to do so, the Reinsurer would not enter into this Agreement. Consequently, the Parties agree that the failure to timely and accurately report the information set forth in this Exhibit constitutes a material breach of this Agreement.

EXHIBIT E

REINSURANCE PREMIUMS

E.1	Life

Plans covered under this Agreement will be on a Yearly Renewable Term basis.

First year premium rates will be zero except for the One Year Term plan.

Annual reinsurance premium rates are expressed as percentages of the gender and smoker distinct 2001 CSO S&U Tables, ANB as shown in Exhibit E-1. Monthly rates are the yearly rates times 1/12.

For Joint life policies, reinsurance premiums will be 110% of the single life rates described above for each individual, Frasierized, with a minimum annual premium of $0.12 per $1,000 in all years.

Post level reinsurance premiums will be 95% of the current Penn Mutual ART Renewal Rates as shown in this Exhibit.

One Year Term		Issue Ages
Gender	Class	20-29	30-39	40-49	50-59	60-70
F	Preferred Best Non-Tobacco	41%	31%	31%	31%	37%
F	Preferred Plus Non-Tobacco	42%	40%	35%	31%	37%
F	Preferred Non-Tobacco	59%	47%	42%	37%	43%
F	Standard Non-Tobacco	90%	72%	70%	65%	68%
F	Preferred Tobacco	84%	61%	56%	47%	56%
F	Standard Tobacco	126%	96%	86%	71%	78%
M	Preferred Best Non-Tobacco	41%	34%	30%	33%	35%
M	Preferred Plus Non-Tobacco	55%	42%	34%	35%	35%
M	Preferred Non-Tobacco	67%	50%	41%	41%	41%
M	Standard Non-Tobacco	98%	76%	67%	69%	63%
M	Preferred Tobacco	87%	60%	54%	58%	54%
M	Standard Tobacco	131%	100%	87%	85%	73%

10 Year Term			Issue Ages
Gender	Class	Duration	20-29	30-39	40-49	50-59	60-70
F	Preferred Best Non-Tobacco	2-10	41%	31%	31%	31%	37%
F	Preferred Plus Non-Tobacco	2-10	42%	40%	35%	31%	37%
F	Preferred Non-Tobacco	2-10	59%	47%	42%	37%	43%
F	Standard Non-Tobacco	2-10	90%	72%	70%	65%	68%
F	Preferred Tobacco	2-10	84%	61%	56%	47%	56%
F	Standard Tobacco	2-10	126%	96%	86%	71%	78%
M	Preferred Best Non-Tobacco	2-10	41%	34%	30%	33%	35%
M	Preferred Plus Non-Tobacco	2-10	55%	42%	34%	35%	35%
M	Preferred Non-Tobacco	2-10	67%	50%	41%	41%	41%
M	Standard Non-Tobacco	2-10	98%	76%	67%	69%	63%
M	Preferred Tobacco	2-10	87%	60%	54%	58%	54%
M	Standard Tobacco	2-10	131%	100%	87%	85%	73%

15 Year Term		Issue Ages
Gender	Class	Duration	20-29	30-39	40-49	50-59	60-70
F	Preferred Best Non-Tobacco	2-15	30%	28%	27%	29%	34%
F	Preferred Plus Non-Tobacco	2-15	38%	36%	31%	29%	34%
F	Preferred Non-Tobacco	2-15	45%	42%	36%	34%	39%
F	Standard Non-Tobacco	2-15	65%	62%	57%	54%	55%
F	Preferred Tobacco	2-15	59%	53%	46%	43%	49%
F	Standard Tobacco	2-15	93%	82%	68%	61%	65%
M	Preferred Best Non-Tobacco	2-15	34%	29%	28%	30%	30%
M	Preferred Plus Non-Tobacco	2-15	46%	37%	32%	31%	31%
M	Preferred Non-Tobacco	2-15	56%	44%	38%	37%	36%
M	Standard Non-Tobacco	2-15	80%	64%	59%	55%	49%
M	Preferred Tobacco	2-15	69%	52%	48%	49%	46%
M	Standard Tobacco	2-15	107%	85%	75%	68%	60%

20 Year Term		Issue Ages
Gender	Class	Duration	20-29	30-39	40-49	50-59	60-70
F	Preferred Best Non-Tobacco	2-20	29%	27%	27%	28%	33%
F	Preferred Plus Non-Tobacco	2-20	37%	35%	30%	28%	33%
F	Preferred Non-Tobacco	2-20	43%	40%	35%	33%	37%
F	Standard Non-Tobacco	2-20	62%	59%	54%	50%	51%
F	Preferred Tobacco	2-20	56%	50%	44%	42%	48%
F	Standard Tobacco	2-20	86%	75%	65%	59%	62%
M	Preferred Best Non-Tobacco	2-20	33%	28%	28%	29%	29%
M	Preferred Plus Non-Tobacco	2-20	44%	35%	32%	30%	30%
M	Preferred Non-Tobacco	2-20	54%	42%	38%	35%	34%
M	Standard Non-Tobacco	2-20	77%	61%	57%	51%	45%
M	Preferred Tobacco	2-20	67%	50%	48%	47%	45%
M	Standard Tobacco	2-20	102%	80%	73%	65%	57%

Permanent Plans			Issue Ages
Gender	Class	Duration	0-17	18-29	30-39	40-49	50-59	60-69	70-85
F	Preferred Plus Non-Tobacco	2-10	na	37%	33%	34%	36%	40%	58%
F	Preferred Plus Non-Tobacco	11-20	na	26%	26%	29%	30%	34%	54%
F	Preferred Plus Non-Tobacco	21-30	na	32%	33%	32%	31%	47%	108%
F	Preferred Plus Non-Tobacco	31-40	na	29%	27%	28%	44%	86%	169%
F	Preferred Plus Non-Tobacco	41+	na	30%	31%	36%	79%	146%	324%
F	Preferred Non-Tobacco	2-10	na	48%	44%	41%	41%	45%	63%
F	Preferred Non-Tobacco	11-20	na	33%	33%	33%	33%	37%	56%
F	Preferred Non-Tobacco	21-30	na	38%	41%	36%	32%	48%	87%
F	Preferred Non-Tobacco	31-40	na	34%	33%	30%	39%	92%	150%
F	Preferred Non-Tobacco	41+	na	34%	35%	37%	65%	150%	277%
F	Standard Non-Tobacco	2-10	81%	67%	61%	60%	57%	60%	74%
F	Standard Non-Tobacco	11-20	46%	41%	43%	44%	43%	47%	60%
F	Standard Non-Tobacco	21-30	33%	37%	46%	45%	44%	62%	70%
F	Standard Non-Tobacco	31-40	41%	46%	52%	53%	50%	68%	87%
F	Standard Non-Tobacco	41+	34%	37%	43%	52%	65%	86%	124%
F	Preferred Tobacco	2-10	na	62%	51%	49%	53%	56%	81%
F	Preferred Tobacco	11-20	na	43%	41%	41%	45%	50%	75%
F	Preferred Tobacco	21-30	na	56%	57%	49%	49%	72%	107%
F	Preferred Tobacco	31-40	na	58%	50%	48%	55%	139%	237%
F	Preferred Tobacco	41+	na	55%	52%	54%	83%	210%	397%
F	Standard Tobacco	2-10	na	94%	79%	71%	66%	72%	99%
F	Standard Tobacco	11-20	na	62%	59%	57%	53%	60%	86%
F	Standard Tobacco	21-30	na	57%	65%	60%	55%	83%	101%
F	Standard Tobacco	31-40	na	66%	67%	65%	60%	82%	117%
F	Standard Tobacco	41+	na	58%	60%	68%	83%	111%	180%

Permanent Plans			Issue Ages
Gender	Class	Duration	0-17	18-29	30-39	40-49	50-59	60-69	70-85
M	Preferred Plus Non-Tobacco	2-10	na	40%	34%	33%	33%	32%	45%
M	Preferred PIus Non-Tobacco	11-20	na	28%	27%	28%	28%	28%	43%
M	Preferred Plus Non-Tobacco	21-30	na	34%	34%	31%	29%	36%	79%
M	Preferred Plus Non-Tobacco	31-40	na	30%	27%	26%	39%	72%	138%
M	Preferred Plus Non-Tobacco	41+	na	33%	32%	35%	72%	126%	267%
M	Preferred Non-Tobacco	2-10	na	58%	45%	42%	39%	38%	48%
M	Preferred Non-Tobacco	11-20	na	37%	33%	33%	31%	32%	44%
M	Preferred Non-Tobacco	21-30	na	44%	42%	37%	30%	40%	68%
M	Preferred Non-Tobacco	31-40	na	39%	33%	31%	37%	77%	118%
M	Preferred Non-Tobacco	41+	na	41%	36%	39%	61%	126%	218%
M	Standard Non-Tobacco	2-10	90%	77%	62%	60%	58%	48%	59%
M	Standard Non-Tobacco	11-20	50%	48%	43%	44%	43%	38%	48%
M	Standard Non-Tobacco	21-30	35%	42%	46%	45%	44%	49%	54%
M	Standard Non-Tobacco	31-40	44%	54%	51%	53%	50%	54%	70%
M	Standard Non-Tobacco	41+	36%	43%	43%	52%	66%	71%	101%
M	Preferred Tobacco	2-10	na	70%	52%	50%	52%	49%	64%
M	Preferred Tobacco	11-20	na	49%	41%	43%	44%	45%	59%
M	Preferred Tobacco	21-30	na	64%	57%	53%	48%	64%	75%
M	Preferred Tobacco	31-40	na	64%	51%	49%	52%	101%	151%
M	Preferred Tobacco	41+	na	64%	51%	58%	79%	154%	255%
M	Standard Tobacco	2-10	na	107%	82%	77%	72%	63%	73%
M	Standard Tobacco	11-20	na	72%	63%	61%	58%	53%	64%
M	Standard Tobacco	21-30	na	65%	69%	64%	61%	72%	77%
M	Standard Tobacco	31-40	na	74%	71%	69%	65%	71%	87%
M	Standard Tobacco	41+	na	67%	64%	73%	90%	97%	134%

Current Penn Mutual ART Renewal Rates for Post Level Term

	Annually Increasing Rates - Guaranteed
	Male		Female		Unisex
Attained Age	MNS	MSM	FNS	FSM	UNS	USM
30	3.06	5.40	1.92	3.09	2.82	4.95
31	3.03	5.40	2.04	3.36	2.82	5.01
32	3.03	5.46	2.16	3.57	2.85	5.07
33	3.12	5.61	2.28	3.84	2.94	5.25
34	3.18	5.82	2.46	4.17	3.03	5.49
35	3.27	6.00	2.67	4.59	3.15	5.73
36	3.45	6.33	2.85	4.95	3.33	6.06
37	3.60	6.69	3.09	5.37	3.51	6.42
38	3.87	7.20	3.21	5.64	3.75	6.90
39	4.11	7.71	3.39	6.00	3.96	7.38
40	4.38	8.31	3.60	6.36	4.23	7.92
41	4.74	9.09	3.81	6.78	4.56	8.64
42	5.19	9.99	4.05	7.29	4.95	9.45
43	5.70	11.07	4.35	7.89	5.43	10.44
44	6.30	12.36	4.71	8.58	5.97	11.61
45	6.99	13.71	5.13	9.39	6.63	12.84
46	7.65	14.97	5.61	10.29	7.23	14.04
47	3.37	16.38	6.21	11.43	7.95	15.39
48	8.79	17.16	6.87	12.84	8.40	16.29
49	9.27	16.06	7.59	14.43	8.94	17.34
50	9.96	19.35	8.43	16.17	9.66	18.72
51	10.77	20.88	9.36	18.06	10.50	20.31
52	11.88	22.98	10.41	20.13	11.58	22.41
53	13.08	25.35	11.55	22.32	12.78	24.75
54	14.61	28.32	12.75	24.72	14.25	27.60
55	16.50	31.68	14.04	27.24	16.02	30.78
56	18.42	35.10	15.54	29.94	17.85	34.05
57	20.49	38.73	17.10	32.82	19.80	37.53
58	22.26	41.58	18.78	35.61	21.57	40.38
59	24.30	44.88	20.46	38.70	23.52	43.62
60	26.76	48.87	22.20	41.91	25.83	47.46
61	29.76	53.82	24.09	45.24	28.62	52.08
62	33.42	59.79	26.16	48.99	31.95	57.57
63	37.53	66.42	28.29	52.74	35.67	63.63
64	41.85	73.20	30.60	56.70	39.57	69.81
65	46.41	75.83	33.15	61.02	43.71	75.99
66	51.03	86.34	35.97	65.61	47.94	82.02
67	55.71	92.61	39.06	70.77	52.29	88.05
68	60.75	99.21	42.51	76.44	57.00	94.44
69	65.97	105.75	46.29	82.59	61.89	100.86
70	72.30	113.67	50.46	89.46	67.74	108.51
71	79.38	122.34	55.26	97.29	74.31	116.97
72	88.68	134.13	60.63	105.93	82.77	128.04
73	98.49	145.98	66.45	115.23	91.68	139.29
74	108.81	157.95	72.84	125.43	101.10	150.81
75	120.09	171.87	79.92	135.69	111.39	163.86
76	132.39	186.69	87.69	146.88	122.61	177.81
77	146.67	203.82	96.24	158.91	135.48	193.68
78	163.35	223.62	105.69	171.87	150.39	211.80
79	182.61	246.15	115.89	185.88	167.40	232.17
80	203.61	270.21	127.29	200.97	185.88	253.89
81	227.52	297.15	142.77	222.21	207.42	279.15
82	252.42	324.33	160.23	245.28	230.04	304.95
83	279.27	352.83	177.63	267.75	253.98	331.50
84	309.00	383.82	196.86	291.90	280.32	360.24
85	342.21	420.27	218.52	316.23	309.60	392.88
86	379.02	460.17	238.17	336.51	340.65	426.66
87	419.22	503.07	267.75	368.67	376.35	465.36
88	462.30	548.16	298.65	400.77	414.09	505.23
89	507.75	594.81	331.59	433.05	453.51	545.73
90	555.18	642.39	361.95	459.15	492.84	584.25
91	599.79	685.29	377.31	464.82	524.28	611.70
92	646.29	729.06	407.52	487.98	560.43	643.65
93	695.34	774.30	452.34	525.30	602.49	680.25
94	747.15	821.22	508.92	572.91	650.43	721.17

Rates per $1,000 of insurance

E.2	Waiver of Premium Disability Benefits Not applicable

E.3	Accidental Death Benefit Not applicable

E.4	Additional Benefits and Riders Where applicable, reinsurance premium rates are the same as the base plan. (See Exhibit B-1 for more details.)

E.5	Policy Fees Not applicable

E.6	Substandard Ratings Reinsurance premiums will be based on the Standard Smoker and Standard Non Smoker rate increased by an extra 25% per table of assessed rating.

E.7	Flat Extras Reinsurance premiums are equal to the annual flat extra premium charged to the insured on the amount of insurance reinsured less the coinsurance allowance shown below:

Term of Flat Extra	First Year	Renewal
Five years or less	10%	10%
More than five years	100%	10%

E.8	Formula for Frasierization of Annual Joint Life Last Survivor (JLLS) Rates:

x = Issue age of younger insured

y = Issue age of older insured

t = Duration for which premium is to be calculated

P = Probability of survival to duration d for single life “x” or “y”, or joint lives “xy”

dqx,dpy= annual per $1 premium rate for single life “x” or “y” during policy duration d, adjusted for multiple extra substandard premiums or annual flat extras (net of allowances), if any

dPx = (1-1qx) x (1-2qx) x .... x (1-dqx)

dPy = (1-1qy)x (1-2qy) x .... x (1-dqy)

dPxy = dPx + dPy – (dPx) x (dPy)

tqxy = Frasierized annual premium rate per dollar in duration t, derived as follows:

If t = 1, then 1qxy= 1 –1Pxy

If (y+t -1) is greater than the premium payment end age then

(y+t-1 )qxy = tqx

Otherwise, tqxy = 1-tPxy/t-1Pxy

The Frasierized JLLS Rate per $1,000 in Policy Year t = 1000*tqxy

For Joint Life Last Survivor business, the Frasierized JLLS Rate per $1,000 is subject to a minimum rate of $0.12 in all years that a reinsurance premium is payable.

EXHIBIT E-1

2001 CSO Table – Male – Composite – ANB – 1000qx
Issue Age	Duration
	1	2	3	4	5	6	7	8	9	10	11	12	13	14
0	0.97	0.56	0.39	0.27	0.21	0.21	0.22	0.22	0.22	0.23	0.23	0.27	0.33	0.39
1	0.47	0.36	0.26	0.21	0.21	0.21	0.22	0.22	0.22	0.23	0.25	0.29	0.36	0.41
2	0.35	0.26	0.21	0.21	0.21	0.21	0.22	0.22	0.22	0.23	0.26	0,33	0.37	0.48
3	0.24	0.20	0.20	0.21	0.21	0.21	0.22	0.22	0.22	0.25	0.32	0.36	0.47	0.66
4	0.20	0.20	0.20	0.21	0.21	0.21	0.22	0.22	0.25	0.31	0.36	0.47	0.66	0.78
5	0.20	0.20	0.20	0.21	0.21	0.21	0.22	0.24	0.30	0.35	0.47	0.65	0.78	0.87
6	0.20	0.20	0.20	0.21	0.21	0.21	0.24	0.30	0.34	0.46	0.65	0.78	0.87	0.94
7	0.20	0.20	0.20	0.21	0.21	0.24	0.29	0.34	0.45	0.65	0.78	0.87	0.94	0.98
8	0.20	0.20	0.20	0,21	0.23	0.28	0.33	0.45	0.64	0.78	0.87	0.93	0.97	0.98
9	0.20	0.20	0.20	0.23	0.27	0.33	0.44	0.64	0.78	0.87	0.93	0.97	0.98	0.99
10	0.20	0.20	0.22	0.27	0.33	0.43	0.64	0.77	0.87	0.93	0.97	0.97	0.98	0.98
11	0.20	0.22	0.26	0.32	0.42	0.64	0.77	0.87	0.92	0.96	0.96	0.97	0.97	1.00
12	0.21	0.25	0.32	0.41	0.64	0.77	0.87	0.92	0.95	0.95	0.96	0.96	0.99	1.02
13	0.24	0.31	0.40	0.64	0.77	0.87	0.91	0.94	0.94	0.95	0.95	0.98	1.00	1.05
14	0.30	0.39	0.64	0.77	0.87	0.91	0.93	0.93	0.94	0.94	0.96	0.99	1.04	1.08
15	0.38	0.64	0.77	0.87	0.90	0.91	0.92	0.93	0.93	0.95	0.98	1.02	1.07	1.09
16	0.64	0.77	0.87	0.90	0.91	0.91	0.92	0.92	0.94	0.96	1.00	1.04	1.07	1.10
17	0.77	0.87	0.90	0.91	0,91	0.92	0.92	0.93	0.95	0.98	1.01	1.04	1.06	1.08
18	0.87	0.88	0.89	0.89	0.90	0.90	0.92	0.93	0.96	0.98	1.00	1.02	1.04	1.07
19	0.85	0.86	0.86	0.87	0.87	0.89	0.90	0.93	0.95	0.96	0.98	0.99	1.02	1.06
20	0.82	0.82	0.83	0.83	0.84	0.86	0.88	0.90	0.92	0.93	0.94	0.97	1.01	1.07
21	0.76	0.77	0.77	0.78	0.80	0.82	0.85	0.86	0.88	0.89	0.93	0.97	1.02	1.09
22	0.71	0.71	0.72	0.74	0.77	0.79	0.81	0.83	0.84	0.89	0.93	0.97	1.03	1.12
23	0.65	0.66	0.68	0.72	0.75	0.78	0.80	0.81	0.85	0.89	0.94	0.99	1.07	1.17
24	0.59	0.61	0.66	0.71	0.75	0.78	0.79	0.83	0.87	0.92	0.97	1.03	1.12	1.23
25	0.51	0.57	0.65	0.72	0.76	0.78	0.81	0.85	0.90	0.96	1.02	1.10	1.19	1.32
26	0.48	0.57	0.66	0.74	0.77	0.80	0.84	0.89	0.94	1.01	1,09	1.17	1.28	1.43
27	0.47	0.58	0.68	0.75	0.80	0.84	0.89	0.94	1.00	1.09	1.17	1.27	1.39	1.56
28	0.48	0.60	0.69	0.77	0.84	0.88	0.93	0.99	1.07	1.16	1.27	1.39	1.53	1.71
29	0.48	0.60	0.71	0.80	0.88	0.93	0.99	1.07	1.14	1.27	1.39	1.53	1.67	1.85
30	0.48	0.61	0,72	0.82	0.91	0.99	1.07	1.14	1.25	1.38	1.50	1.64	1.80	2.00
31	0.47	0.62	0.73	0.84	0.94	1.05	1.14	1.23	1.33	1.45	1.58	1.75	1.96	2.21
32	0.48	0.61	0.74	0.85	0.97	1.07	1.19	1.29	1.39	1.50	1.66	1.88	2.16	2.46
33	0.51	0.64	0.77	0.90	1.02	1.14	1.26	1.36	1.46	1.58	1.77	2.04	2.37	2.67
34	0.54	0.67	0.82	0.94	1.08	1.21	1.34	1.45	1.56	1.71	1.94	2.24	2.56	2.90
35	0.57	0.71	0.85	0.99	1.13	1.28	1.41	1.55	1.70	1.90	2.15	2.44	2.78	3.11
36	0.61	0.74	0.89	1.04	1.19	1.33	1.49	1.68	1.89	2.12	2.37	2.67	3.00	3.35
37	0.64	0.77	0.93	1.08	1.23	1.40	1.60	1.85	2.09	2.33	2.58	2.87	3.22	3.62
38	0.69	0.85	1.01	1.15	1.30	1.50	1.76	2.04	2.31	2.55	2.80	3.09	3.46	3.89
39	0.75	0.93	1.09	1.23	1.40	1.64	1.94	2.23	2.51	2.76	3.01	3.34	3.75	4.21
40	0.79	1.00	1.17	1.33	1.54	1.82	2.13	2.44	2.71	2.97	3.28	3.66	4.10	4.58
41	0.84	1.07	1.28	1.48	1.71	2.02	2.35	2.65	2.93	3.24	3.61	4.04	4.51	5.03
42	0.90	1.17	1.41	1.64	1.90	2.21	2.55	2.86	3.19	3.56	3.98	4.45	4.98	5.59
43	0.95	1.23	1.51	1.76	2.03	2.34	2.71	3.07	3.45	3.87	4.34	4.89	5.54	6.22
44	1.01	1.32	1.60	1.86	2.14	2.49	2.89	3.32	3.74	4.21	4.72	5.43	6.16	6.83
45	1.11	1.41	1.69	1.96	2.29	2.67	3.13	3.60	4.10	4.59	5.21	6.04	6.76	7.39
46	1.20	1.49	1.77	2.07	2.44	2.90	3.40	3.95	4.49	5.06	5.80	6.63	7.32	7.94
47	1.30	1.57	1.85	2.20	2.64	3.14	3.71	4.32	4.91	5.63	6.37	7.17	7.87	8.70
48	1.40	1.68	2.01	2.39	2.85	3.37	3.99	4.67	5.35	6.17	6.89	7.72	8.53	9.61
49	1.48	1.83	2.20	2.61	3.08	3.63	4.30	5.06	5.77	6.59	7.41	8.37	9.43	10.70
50	1.61	2.00	2.41	2.85	3.33	3.90	4.63	5.43	6.17	7.01	8.01	9.25	10.60	12.07
51	1.75	2.21	2,67	3.14	3.62	4.22	4.94	5.75	6.59	7.55	8.81	10.39	11.95	13.47
52	1.91	2.43	2.95	3.45	3.95	4.53	5.27	6.14	7.12	8.32	9.86	11.69	13.33	14.42
53	2.00	2.62	3.20	3.76	4.30	4.92	5.73	6.75	7.87	9.35	11.12	13.06	14.27	15.62
54	2.09	2.81	3.49	4.08	4.64	5.35	6.32	7.53	8.82	10.52	12.40	13.97	15.47	17.06

2001 CSO Table – Male – Composite – ANB – 1000qx
Issue Age	Duration												Att Age
	15	16	17	18	19	20	21	22	23	24	25	Ultimate
0	0.47	0.61	0.74	0.87	0.94	0.98	1.00	1.00	1.02	1.03	1.05	1.07	25
1	0.58	0.71	0.83	0.92	0.96	0.99	1.00	1.02	1.03	1.05	1.07	1.12	26
2	0.68	0.80	0.89	0.95	0.99	1.00	1.02	1.03	1.05	1.07	1.11	1.17	27
3	0.78	0.87	0.94	0.99	1.00	1.02	1.03	1.05	1.07	1.10	1.14	1.17	28
4	0.87	0.94	0.98	1.00	1.02	1.03	1.05	1.07	1.10	1.13	1.14	1.15	29
5	0.94	0.98	1.00	1.02	1.03	1.05	1.07	1.10	1.11	1.12	1.13	1.14	30
6	0.98	1.00	1.01	1.02	1.05	1.07	1.08	1.09	1.10	1.11	1.12	1.13	31
7	0.99	1.01	1.01	1.04	1.06	1.07	1.08	1.09	1.10	1.11	1.12	1.13	32
8	1.00	1.00	1.03	1.05	1.07	1.08	1.09	1.10	1.11	1.12	1.13	1.15	33
9	0.99	1.01	1.04	1.07	1.08	1.09	1.10	1.11	1.12	1.13	1.15	1.18	34
10	1.01	1.03	1.07	1.08	1.09	1.10	1.11	1.12	1.13	1.15	1.18	1.21	35
11	1,02	1.06	1.08	1.09	1.10	1.11	1.12	1.13	1.15	1.18	1.21	1.28	36
12	1.06	1.08	1.09	1.10	1.11	1.12	1.13	1.15	1.18	1.21	1.28	1.34	37
13	1.08	1.09	1.10	1.11	1.12	1.13	1.15	1.18	1.21	1.28	1.34	1.44	38
14	1.09	1.10	1.11	1.12	1.13	1.15	1.18	1.21	1.28	1.34	1.44	1.54	39
15	1.10	1.11	1.12	1.13	1.15	1.18	1.21	1.28	1.34	1.44	1.54	1.65	40
16	1.11	1.12	1.13	1.15	1.18	1.21	1.28	1.34	1.44	1.54	1.65	1.79	41
17	1.09	1.10	1.15	1.18	1.21	1.28	1.34	1.44	1.54	1.65	1.79	1.96	42
18	1.10	1.11	1.18	1.21	1.28	1.34	1.44	1.54	1.65	1.79	1.96	2.15	43
19	1.11	1.15	1.21	1.28	1.34	1.44	1.54	1.65	1.79	1.96	2.15	2.39	44
20	1.15	1.21	1.28	1.34	1.44	1.54	1.65	1.79	1.96	2.15	2.39	2.65	45
21	1.18	1.28	1.34	1.44	1.54	1.65	1.79	1.96	2.15	2.39	2.65	2.90	46
22	1.24	1.34	1.44	1.54	1.65	1.79	1.96	2.15	2.39	2.65	2.90	3.17	47
23	1.30	1.43	1.54	1.65	1.79	1.96	2.15	2.39	2.65	2.90	3.17	3.33	48
24	1.39	1.52	1.65	1.79	1.96	2.15	2.39	2.65	2.90	3.14	3.33	3.52	49
25	1.47	1.64	1.79	1.96	2.15	2.39	2.65	2.90	3.12	3.31	3.52	3.76	50
26	1.59	1.78	1.96	2.15	2.39	2.65	2.90	3.11	3.30	3.52	3.76	4.06	51
27	1.72	1.94	2.15	2.39	2.65	2.90	3.10	3.29	3.52	3,76	4.06	4.47	52
28	1.89	2.13	2.36	2.62	2.90	3.10	3.29	3.51	3.76	4.06	4.47	4.93	53
29	2.07	2.35	2.62	2.88	3.09	3.29	3.51	3.76	4.05	4.47	4.93	5.50	54
30	2.26	2.55	2.82	3.06	3.28	3.51	3.76	4.05	4.47	4.92	5.46	6.17	55
31	2.50	2.78	3.03	3.26	3.50	3.74	4.03	4.41	4.90	5.44	6.03	6.88	56
32	2.75	3.01	3.25	3.49	3.74	4.03	4.41	4.90	5.42	5.99	6.67	7.64	57
33	2.96	3.22	3.47	3.74	4.03	4.41	4.90	5.40	5.96	6.61	7.31	8.27	58
34	3.18	3.44	3.73	4.03	4.41	4.88	5.38	5.93	6.57	7.25	7.94	8.99	59
35	3.41	3.71	4.03	4.41	4.86	5.35	5.89	6.52	7.19	7.88	8.60	9.86	60
36	3.69	4.03	4.41	4.84	5.32	5.85	6.48	7.14	7.83	8.58	9.36	10.94	61
37	4.01	4.40	4.81	5.29	5.82	6.43	7.09	7.78	8.53	9.36	10.36	12.25	62
38	4.34	4.78	5.27	5.79	6.40	7.05	7.73	8.50	9.36	10.36	11.65	13.71	63
39	4.69	5.22	5.75	6.37	7.01	7.70	8.46	9.36	10.36	11.65	13.09	15.24	64
40	5.10	5.68	6.32	6.98	7.68	8.44	9.34	10.36	11.62	13.00	14.49	16.85	65
41	5.64	6.28	6.93	7.64	8.43	9.32	10.36	11.60	12.95	14.49	15.84	18.47	66
42	6.28	6.89	7.58	8.39	9.31	10.36	11.58	12.91	14.41	15.84	17.02	20.09	67
43	6.89	7.48	8.31	9.26	10.33	11.55	12.87	14.27	15.70	17.02	18.57	21.85	68
44	7.46	8.21	9.17	10.27	11.51	12.83	14.20	15.61	17.02	18.44	20.19	23.64	69
45	8.08	9.05	10.18	11.43	12.76	14.14	15.53	16.92	18.31	20.19	22.29	25.77	70
46	8.91	10.06	11.32	12.68	14.06	15.45	16.82	18.19	20.01	22.29	24.86	28.15	71
47	9.89	11.20	12.60	14.00	15.38	16.75	18.05	19.82	22.09	24.86	27.85	31.32	72
48	11.01	12.49	13.96	15.36	16.69	17.95	19.63	21.88	24.64	27.85	31.03	34.62	73
49	12.25	13.86	15.29	16.63	17.87	19.45	21.68	24.41	27.59	31.03	34.31	38.08	74
50	13.60	15.23	16.55	17.78	19.08	21.48	24.19	27.34	30.74	34.31	37.73	41.91	75
51	14.85	16.49	17-69	18.90	21-07	23.96	27.08	30.46	33.98	37.72	41.46	: 46.08	76
52	16.02	17.60	18.89	20.86	23.50’	26.82	30.17	33.67	37.38	41.46	45.65	50.92	77
53	17.22	18.89	20.85	23.27	26.31	29.88	33.35	37.03	41.08	45.65	50.45	56.56	78
54	18.88	20.85	23.26	26.05	29.31	33.03	36.68	40.69	45.23	50.45	56.04	63.06	79

2001 CSO Table – Male – Composite – ANB – 1000qx
Issue	Duration
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14
55	2.19	3.02	3.77	4.38	5.01	5.86	7.03	8.43	9.87	11.66	13.19	15.06	16.88	18.70
56	2.30	3.22	4.02	4.72	5.46	6.49	7.86	9.41	10.93	12.41	14.22	16.35	18.52	20.64
57	2.41	3.41	4.29	5.11	6.02	7.24	8.77	10.41	11.97	13.74	15.83	18.14	20.43	23.03
58	2.59	3.62	4.60	5.58	6.69	8.09	9.69	11.34	12.89	14.89	17.24	20.03	22.79	25.77
59	2.80	3.87	4.97	6.12	7.44	8.97	10.63	12.24	13.76	16.00	18.68	21.96	25.51	28.71
60	3.07	4.18	5.38	6.71	8.22	9.86	11.54	13.15	14.65	17.18	20.29	23.98	28.14	31.72
61	3.38	4.53	5.83	7.31	8.98	10.74	12.45	14.02	15.55	18.46	21.94	25.86	30.16	34.89
62	3.73	4.92	6.32	7.95	9.78	11.66	13.42	15.04	16.66	19.92	23.60	27.67	32.18	37.27
63	3.98	5.37	6.97	8.77	10.71	12.70	14.58	16.34	18.16	21.65	25.51	29.79	34.66	40.28
64	4.19	5.85	7.68	9.65	11.75	13.87	15.92	17.92	19.97	23.65	27.76	32.42	37.81	44.12
65	4.36	6.33	8.42	10.63	12.91	15.19	17.42	19.65	21.96	25.89	30.38	35.57	41.64	48.86
66	4.50	7.01	9.31	11.68	14.25	16.67	19.01	21.41	24.02	28.31	33.30	39.13	46.08	54.27
67	4.79	7.78	10.29	12.84	15.76	18.29	20.77	23.33	26.22	30.98	36.58	43.25	51.12	60.10
68	5.39	8.64	11.39	14.12	17.13	20.15	23.11	26.07	29.08	34.48	40.91	48.51	57.20	67.39
69	5.96	9.58	12.60	15.52	17.95	22.27	25.26	28.15	31.54	37.64	44.88	53.17	62.90	73.63
70	6.60	10.66	13.95	17.09	18.77	24.50	27.30	30.37	36.46	43.55	51.70	61.26	71.83	83.71
71	8.04	11.85	15.44	17.99	21.55	26.45	29.22	36.06	40.39	48.18	57.34	67.50	78.96	92.07
72	9.83	13.15	17.08	20.64	24.25	28.03	32.10	36.57	41.70	50.12	59.51	70.17	82.41	96.58
73	11.24	15.66	19.58	23.09	26.37	29.73	33.47	39.92	43.92	52.66	62.61	74.08	87.40	102.73
74	12.99	17.18	21.37	25.32	28.88	32.23	38.25	42.60	47.23	56.82	67.69	80.35	94.96	111.61
75	15.03	18.34	23.11	28.13	31.48	36.79	41.48	46.42	56.82	67.69	80.35	94.95	111.60	130.30
76	15.56	20.29	25.42	30.74	35.37	40.36	45.59	55.19	66.73	79.29	93.78	110.31	128.89	149.49
77	16.13	21.89	27.82	33.98	39.25	44.72	53.53	65.34	73.39	90.37	106.55	124.76	145.01	167.22
78	17.16	23.53	30.44	38.22	43.94	52.02	64.09	72.83	90.37	106.55	124.76	145.01	167.22	185.15
79	18.41	25.48	33.73	43.05	50.42	62.69	72.03	89.02	96.83	114.09	133.36	154.61	176.53	199.49
80	19.78	28.17	37.88	48.95	61.43	71.38	87.89	96.05	110.23	129.14	150.03	171.63	195.22	234.04
81	21.44	31.55	43.12	56.19	70.77	86.80	95.30	109.46	124.39	144.88	166.15	194.12	234.04	251.14
82	23.60	35.89	49.65	64.89	81.61	94.58	108.71	123.69	131.93	166.01	194.12	234.04	251.14	269.17
83	26.82	41.51	57.61	75.09	93.94	108.07	123.13	131.48	165.88	194.12	234.04	251.14	269.17	285.64
84	31.47	48.54	66.89	86.53	107.43	122.58	131.02	165.58	194.12	234.04	251.14	269.17	285.64	303.18
85	37.70	56.98	77.47	99.17	122.02	130.57	165.27	194.12	234.04	251.14	269.17	285.64	303.18	321.88
86	45.42	66.99	89.60	113.26	130.12	164.96	193.92	234.04	251.14	269.17	285.64	303.18	321.88	341.85
87	54.62	78.95	103.95	129.66	164.66	193.72	234.04	251.14	269.17	285.64	303.18	321.88	341.85	363.19
88	65.70	93.50	121.34	164.36	193.52	234.04	251.14	269.17	285.64	303.18	321.88	341.85	363.19	380.08
89	79.86	111.58	158.79	193.31	234.04	251.14	269.17	285.64	303.18	321.88	341.85	363.19	380.08	398.06
90	98.80	152.25	189.60	234.04	251.14	269.17	285.64	303.18	321.88	341.85	363.19	380.08	398.06	417.20
91	143.72	185.25	234.04	251.14	269.17	285.64	303.18	321.88	341.85	363.19	380.08	398.06	417.20	437.56
92	179.60	234.04	251.14	269.17	285.64	303.18	321.88	341.85	363.19	380.08	398.06	417.20	437.56	459.21
93	234.04	251.14	269.17	285.64	303.18	321.88	341.85	363.19	380.08	398.06	417.20	437.56	459.21	482.22
94	251.14	269.17	285.64	303.18	321.88	341.85	363.19	380.08	398.06	417.20	437.56	459.21	482.22	506.69
95	269.17	285.64	303.18	321.88	341.85	363.19	380.08	398.06	417.20	437.56	459.21	482.22	506.69	532.69
96	285.64	303.18	321.88	341.85	363.19	380.08	398.06	417.20	437.56	459.21	482.22	506.69	532.69	560.31
97	303.18	321.88	341.85	363.19	380.08	398.06	417.20	437.56	459.21	482.22	506.69	532.69	560.31	589.64
98	321.88	341.85	363.19	380.08	398.06	417.20	437.56	459.21	482.22	506.69	532.69	560.31	589.64	620.79
99	341.85	363.19	380.08	398.06	417.20	437.56	459.21	482.22	506.69	532.69	560.31	589.64	620.79	653.84

2001 CSO Table – Male – Composite – ANB – 1000qx
Issue	Duration												Att
Age	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
55	20.84	23.26	26.05	29.02	32.39	36.33	40.31	44.80	49.98	56.04	62.48	70.14	80
56	23.25	26.04	29.01	32.08	35.63	39.92	44.38	49.51	55.52	62.47	69.50	78.19	81
57	26.03	29.00	32.07	35.27	39.15	43.95	49.03	54.99	61.90	69.49	77.46	86.54	82
58	29.00	32.06	35.26	38.75	43.10	48.56	54.46	61.31	68.85	77.46	85.74	95.51	83
59	32.05	35.25	38.74	42.66	47.62	53.94	60.72	68.18	76.74	85.74	94.62	105.43	84
60	35.24	38.73	42.65	47.14	52.89	60.13	67.53	76.01	84.92	94.61	104.45	116.57	85
61	38.71	42.63	47.12	52.35	58.95	66.87	75.27	84.12	93.73	104.44	115.49	128.91	86
62	42.62	47.11	52.33	58.35	65.55	74.53	83.30	92.83	103.45	115.48	127.71	142.35	87
63	46.83	52.31	58.33	64.89	73.06	82.48	91.92	102.47	114.39	127.70	141.03	156.73	88
64	51.61	58.31	64.86	72.31	80.85	91.02	101.47	113.29	126.48	141.01	155.27	171.88	89
65	57.37	64.83	72.28	80.02	89.22	100.46	112.18	125.27	139.67	155.25	170.28	187.66	90
66	63.60	72.25	79.98	88.30	98.47	111.06	124.03	138.32	153.77	170.25	185.91	202.44	91
67	70.61	79.95	88.25	97.45	108.86	122.79	136.96	152.28	168.63	185.88	200.54	217.83	92
68	78.59	88.21	97.40	107.72	120.35	135.58	150.77	166.98	184.11	200.51	215.80	234.04	93
69	85.70	97.35	107.66	119.09	132.88	149.26	165.35	182.32	198.62	215.80	234.04	251.14	94
70	97.29	107.61	119.02	131.49	146.28	163.68	180.52	196.69	213.75	234.04	251.14	269.17	95
71	107.22	118.97	131.41	144.74	160.42	178.72	194.77	211.72	234.04	251.14	269.17	285.64	96
72	112.84	131.25	144.67	158.73	175.16	192.84	209.68	234.04	251.14	269.17	285.64	303.18	97
73	120.16	139.67	158.66	173.33	189.02	207.64	234.04	251.14	269.17	285.64	303.18	321.88	98
74	130.31	151.04	173.26	187.08	203.57	234.04	251.14	269.17	285.64	303.18	321.88	341.85	99
75	151.03	173.24	187.05	201.53	234.04	251.14	269.17	285.64	303.18	321.88	341.85	363.19	100
76	172.07	187.05	201.53	234.04	251.14	269.17	285.64	303.18	321.88	341.85	363.19	380.08	101
77	185.15	201.53	234.04	251.14	269.17	285.64	303.18	321.88	341.85	363.19	380.08	398.06	102
78	201.53	234.04	251.14	269.17	285.64	303.18	321.88	341.85	363.19	380.08	398.06	417.20	103
79	234.04	251.14	269.17	285.64	303.18	321.88	341.85	363.19	380.08	398.06	417.20	437.56	104
80	251.14	269.17	285.64	303.18	321.88	341.85	363.19	380.08	398.06	417.20	437.56	459.21	105
81	269.17	285.64	303.18	321.88	341.85	363.19	380.08	398.06	417.20	437.56	459.21	482.22	106
82	285.64	303.18	321.88	341.85	363.19	380.08	398.06	417.20	437.56	459.21	482.22	506.69	107
83	303.18	321.88	341.85	363.19	380.08	398.06	417.20	437.56	459.21	482.22	506.69	532.69	108
84	321.88	341.85	363.19	380.08	398.06	417.20	437.56	459.21	482.22	506.69	532.69	560.31	109
85	341.85	363.19	380.08	398.06	417.20	437.56	459.21	482.22	506.69	532.69	560.31	589.64	110
86	363.19	380.08	398.06	417.20	437.56	459.21	482.22	506.69	532.69	560.31	589.64	620.79	111
87	380.08	398.06	417.20	437.56	459.21	482.22	506.69	532.69	560.31	589.64	620.79	653.84	112
88	398.06	417.20	437.56	459.21	482.22	506.69	532.69	560.31	589.64	620.79	653.84	688.94	113
89	417.20	437.56	459.21	482.22	506.69	532.69	560.31	589.64	620.79	653.84	688.94	726.18	114
90	437.56	459.21	482.22	506.69	532.69	560.31	589.64	620.79	653.84	688.94	726.18	765.70	115
91	459.21	482.22	506.69	532.69	560.31	589.64	620.79	653.84	688.94	726.18	765.70	807.61	116
92	482.22	506.69	532.69	560.31	589.64	620.79	653.84	688.94	726.18	765.70	807.61	852.07	117
93	506.69	532.69	560.31	589.64	620.79	653.84	688.94	726.18	765.70	807.61	852.07	899.23	118
94	532.69	560.31	589.64	620.79	653.84	688.94	726.18	765.70	807.61	852.07	899.23	949.22	119
95	560.31	589.64	620.79	653.84	688.94	726.18	765.70	807.61	852.07	899.23	949.22	1000.00	120
96	589.64	620.79	653.84	688.94	726.18	765.70	807.61	852.07	899.23	949.22	1000.00
97	620.79	653.84	688.94	726.18	765.70	807.61	852.07	899.23	949.22	1000.00
98	653.84	688.94	726.18	765.70	807.61	852.07	899.23	949.22	1000.00
99	688.94	726.18	765.70	807.61	852.07	899.23	949.22	1000.00

2001 CSO Table – Male – Nonsmoker – ANB – 1000qx
Issue Age	Duration
	1	2	3	4	5	6	7	8	9	10	11	12	13	14
0 1 2 3 4													0.66	0.66 0.76
5												0.65	0.76	0.85
6											0.65	0.76	0.85	0.91
7										0.65	0.76	0.85	0.91	0.93
8									0.64	0.76	0.85	0.90	0.92	0.92
9								0.64	0.76	0.85	0.90	0.91	0.91	0.91
10							0.64	0.75	0.85	0.89	0.90	0.90	0.90	0.91
11						0.64	0.75	0.85	0.88	0.89	0.89	0.89	0.90	0.92
12					0.64	0.75	0.85	0.87	0.88	0.88	0.88	0.89	0.91	0.93
13				0.64	0.75	0.85	0.86	0.87	0.87	0.87	0.88	0.91	0.92	0.96
14			0.64	0.75	0.85	0.86	0.87	0.87	0.87	0.88	0.89	0.91	0.95	0.97
15		0.64	0.75	0.85	0.85	0.86	0.86	0.86	0.87	0.88	0.90	0.93	0.97	0.97
16	0.64	0.75	0.84	0.84	0.85	0.85	0.85	0.86	0.87	0.88	0.91	0.95	0.96	0.98
17	0.75	0.83	0.83	0.84	0.84	0.84	0.85	0.86	0.87	0.90	0.92	0.94	0.95	0.96
18	0.82	0.82	0.83	0.83	0.83	0.84	0.85	0.85	0.88	0.89	0.90	0.92	0.93	0.96
19	0.79	0.80	0.80	0.80	0.81	0.82	0.82	0.85	0.86	0.86	0.88	0.89	0.91	0.95
20	0.76	0.76	0.76	0.77	0.78	0.79	0.80	0.82	0.82	0.83	0.85	0.87	0.90	0.96
21	0.70	0.70	0.71	0.72	0.73	0.75	0.77	0.77	0.79	0.81	0.83	0.87	0.92	0.98
22	0.65	0.66	0.67	0.68	0.71	0.72	0.73	0.75	0.76	0.80	0.83	0.88	0.93	1.01
23	0.60	0.61	0.63	0.66	0.69	0.70	0.72	0.74	0.76	0.80	0.84	0.89	0.96	1.05
24	0.55	0.56	0.61	0.65	0.68	0.70	0.72	0.75	0.78	0.82	0.88	0.93	1.01	1.10
25	0.47	0.53	0.60	0.65	0.68	0.71	0.74	0.76	0.81	0.87	0.92	0.99	1.07	1.18
26	0.45	0.53	0.60	0.67	0.70	0.73	0.75	0.80	0.85	0.91	0.97	1.05	1.15	1.27
27	0.44	0.53	0.61	0.69	0.73	0.75	0.80	0.85	0.90	0.97	1.05	1.14	1.24	1.39
28	0.44	0.54	0.63	0.70	0.75	0.79	0.84	0.90	0.96	1.04	1.14	1.24	1.36	1.52
29	0.44	0.55	0.65	0.72	0.79	0.84	0.90	0.96	1.03	1.14	1.24	1.36	1.49	1.64
30	0.44	0.56	0.65	0.74	0.83	0.90	0.96	1.03	1.13	1.23	1.34	1.46	1.60	1.79
31	0.44	0.56	0.66	0.76	0.85	0.94	1.03	1.11	1.19	1.29	1.41	1.56	1.75	1.96
32	0.44	0.55	0.68	0.77	0.87	0.97	1.07	1.15	1.24	1.34	1.48	1.68	1.92	2.18
33	0.46	0.59	0.70	0.81	0.92	1.03	1.13	1.21	1.30	1.41	1.58	1.81	2.10	2.37
34	0.50	0.61	0.74	0.85	0.98	1.08	1.20	1.29	1.39	1.53	1.73	1.99	2.28	2.57
35	0.53	0.64	0.77	0.90	1.01	1.14	1.26	1.38	1.52	1.69	1.91	2.17	2.46	2.75
36	0.55	0.68	0.81	0.93	1.07	1.19	1.33	1.51	1.68	1.89	2.11	2.37	2.66	2.97
37	0.59	0.70	0.84	0.97	1.10	1.25	1.44	1.65	1.87	2.08	2.30	2.54	2.85	3.21
38	0.63	0.77	0.91	1.03	1.17	1.35	1.57	1.82	2.06	2.27	2.48	2.74	3.07	3.44
39	0.68	0.84	0.98	1.11	1.27	1.47	1.74	1.98	2.23	2.45	2.67	2.96	3.32	3.72
40	0.73	0.90	1.05	1.19	1.38	1.63	1.90	2.17	2.40	2.63	2.90	3.24	3.62	4.05
41	0.77	0.97	1.15	1.33	1.54	1.80	2.09	2.35	2.60	2.87	3.19	3.57	3.99	4.45
42	0.82	1.06	1.28	1.47	1.70	1.97	2.27	2.54	2.83	3.15	3.52	3.94	4.40	4.94
43	0.87	1.12	1.36	1.58	1.82	2.09	2.41	2.72	3.06	3.42	3.84	4.32	4.89	5.49
44	0.93	1.19	1.44	1.67	1.91	2.22	2.57	2.95	3.31	3.71	4.16	4.79	5.43	6.03
45	1.01	1.28	1.52	1.76	2.05	2.37	2.77	3.19	3.62	4.04	4.60	5.33	5.96	6.51
46	1.09	1.35	1.59	1.86	2.18	2.58	3.03	3.50	3.97	4.48	5.12	5.86	6.47	7.04
47	1.18	1.42	1.67	1.98	2.36	2.79	3.30	3.83	4.35	4.98	5.64	6.36	6.99	7.73
48	1.27	1.52	1.81	2.15	2.54	3.01	3.56	4.15	4.75	5.48	6.13	6.86	7.60	8.58
49	1.34	1.65	1.98	2.34	2.76	3.25	3.83	4.51	5.14	5.87	6.61	7.47	8.44	9.59
50	1.46	1.80	2.16	2.56	2.97	3.49	4.14	4.85	5.51	6.26	7.17	8.28	9.51	10.85
51	1.58	1.99	2.39	2.80	324	3.77	4.43	5.14	5.90	6.77	7.90	9.34	10.76	12.16
52	1.71	2.18	2.64	3.08	3.53	4.05	4.72	5.50	6.38	7.48	8.87	10.53	12.04	13.06
53	1.80	2.35	2.86	3.37	3.85	4.41	5.14	6.06	7.07	8.41	10.03	11.81	12.95	14.22
54	1.88	2.52	3.11	3.64	4.15	4.79	5.66	6.76	7.94	9.49	11.21	12.67	14.08	15.57

2001 CSO Table – Male – Nonsmoker – ANB – 1000qx
Issue Age	Duration												Att Age
	15	16	17	18	19	20	21	22	23	24	25	Ultimate
0			0.74	0.85	0.92	0.94	0.95	0.95	0.95	0.96	0.97	0.98	25
1		0.71	0.81	0.90	0.93	0.95	0.95	0.95	0.96	0.97	0.98	1.02	26
2	0.68	0.78	0.87	0.92	0.94	0.95	0.95	0.96	0.97	0.98	1.01	1.07	27
3	0.76	0.85	0.91	0.94	0.95	0.95	0.96	0.97	0.98	1.00	1.04	1.05	28
4	0.85	0.91	0.94	0.95	0.95	0.96	0.97	0.98	1.00	1.02	1.02	1.03	29
5	0.91	0.94	0.95	0.95	0.96	0.97	0.98	0.99	1.00	1.00	1.01	1.02	30
6	0.94	0.94	0.94	0.95	0.96	0.96	0.97	0.98	0.98	0.99	1.00	1.01	31
7	0.93	0.93	0.94	0.95	0.95	0.96	0.97	0.97	0.98	0.99	1.00	1.01	32
8	0.92	0.93	0.95	0.95	0.96	0.97	0.97	0.98	0.99	1.00	1.01	1.04	33
9	0.92	0.93	0.95	0.96	0.97	0.97	0.98	0.99	1.00	1.01	1.04	1.06	34
10	0.93	0.94	0.96	0.97	0.97	0.98	0.99	1.00	1.01	1.04	1.06	1.09	35
11	0.93	0.96	0.97	0.97	0.98	0.99	1.00	1.01	1.04	1.06	1.09	1.15	36
12	0.96	0.97	0.97	0.98	0.99	1.00	1.01	1.04	1.06	1.09	1.15	1.20	37
13	0.97	0.97	0.98	0.99	1.00	1.01	1.04	1.06	1.09	1.15	1.20	1.29	38
14	0.97	0.98	0.99	1.00	1.01	1.04	1.06	1.09	1.15	1.20	1.29	1.37	39
15	0.98	0.99	1.00	1.01	1.04	1.06	1.09	1.15	1.20	1.29	1.37	1.46	40
16	0.99	1.00	1.01	1.04	1.06	1.09	1.15	1.20	1.29	1.37	1.46	1.58	41
17	0.97	0.98	1.04	1.06	1.09	1.15	1.20	1.29	1.37	1.46	1.58	1.73	42
18	0.98	1.00	1.06	1.08	1.15	1.20	1.29	1.37	1.46	1.58	1.73	1.90	43
19	1.00	1.03	1.08	1.15	1.20	1.29	1.36	1.46	1.58	1.73	1.90	2.10	44
20	1.03	1.08	1.14	1.20	1.29	1.36	1.46	1.58	1.73	1.90	2.10	2.33	45
21	1.06	1.14	1.20	1.29	1.36	1.46	1.58	1.73	1.90	2.10	2.33	2.55	46
22	1.11	1.20	1.29	1.36	1.46	1.58	1.73	1.90	2.10	2.33	2.55	2.79	47
23	1.16	1.28	1.36	1.46	1.58	1.73	1.90	2.10	2.33	2.55	2.79	2.93	48
24	1.24	1.35	1.46	1.58	1.73	1.90	2.10	2.33	2.55	2.77	2.93	3.09	49
25	1.31	1.45	1.58	1.73	1.90	2.10	2.33	2.55	2.75	2.93	3.09	3.32	50
26	1.41	1.58	1.73	1.90	2.10	2.33	2.55	2.75	2.92	3.09	3.32	3.59	51
27	1.53	1.72	1.90	2.10	2.32	2.55	2.74	2.91	3.09	3.32	3.59	3.96	52
28	1.68	1.90	2.09	2.31	2.55	2.73	2.91	3.09	3.32	3.59	3.96	4.36	53
29	1.85	2.08	2.30	2.54	2.73	2.90	3.09	3.32	3.59	3.96	4.36	4.87	54
30	2.00	2.26	2.49	2.70	2.90	3.09	3.32	3.59	3.94	4.36	4.84	5.50	55
31	2.22	2.46	2.68	2.88	3.08	3.31	3.57	3.92	4.35	4.84	5.39	6.14	56
32	2.44	2.66	2.88	3.08	3.31	3.57	3.91	4.35	4.82	5.35	5.98	6.83	57
33	2.62	2.85	3.07	3.31	3.57	3.90	4.34	4.80	5.32	5.92	6.56	7.42	58
34	2.82	3.04	3.30	3.57	3.90	4.30	4.76	5.28	5.86	6.50	7.15	8.10	59
35	3.02	3.28	3.57	3.90	4.29	4.72	5.23	5.80	6.43	7.08	7.76	8.92	60
36	3.27	3.57	3.89	4.27	4.70	5.17	5.75	6.37	7.02	7.73	8.47	9.92	61
37	3.55	3.89	4.26	4.67	5.15	5.68	6.30	6.94	7.66	8.45	9.39	11.14	62
38	3.83	4.23	4.66	5.12	5.65	6.23	6.87	7.60	8.42	9.36	10.59	12.51	63
39	4.15	4.61	5.08	5.63	6.21	6.81	7.53	8.38	9.33	10.55	11.93	13.95	64
40	4.52	5.02	5.58	6.17	6.79	7.47	8.32	9.28	10.49	11.81	13.26	15.47	65
41	4.98	5.55	6.13	6.76	7.45	8.24	9.23	10.42	11.71	13.20	14.54	17.01	66
42	5.55	6.09	6.70	7.41	8.23	9.16	10.32	11.60	13.05	14.47	15.68	18.57	67
43	6.08	6.61	7.35	8.18	9.14	10.22	11.49	12.84	14.25	15.59	17.16	20.25	68
44	6.59	7.26	8.11	9.09	10.18	11.36	12.69	14.08	15.48	16.94	18.72	21.99	69
45	7.14	8.00	9.00	10.11	11.29	12.53	13.89	15.29	16.70	18.60	20.74	24.10	70
46	7.91	8.92	10.05	11.27	12.51	13.76	15.13	16.51	18.34	20.63	23.22	26.46	71
47	8.80	9.98	11.23	12.50	13.76	15.01	16.32	18.08	20.35	23.11	26.12	29.56	72
48	9.84	11.18	12.48	13.76	15.01	16.18	17.85	20.06	22.80	25.99	29.22	32.83	73
49	10.99	12.46	13.76	15.01	16.16	17.63	19.81	22.50	25.64	29.09	32.43	36.27	74
50	12.26	13.76	14.99	16.13	17.57	19.58	22.22	25.32	28.69	32.27	35.77	40.03	75
51	13.43	14.96	16.09	17:48	19.49	21.95	25.00	28.33	31.84	35.62	39.45	44.13	76
52	14.56	16.04	17.40	19.39	21.83	24.72	28.00	31.47	35.18	39.30	43.56	48.89	77
53	15.72	17.31	19.29	21.71	24.31	27.69	31.11	34.76	38.82	43.42	48.30	54.45	78
54	17.23	19.18	21.58	24.23	27.23	30.79	34.40	38.39	42.92	48.16	53.80	60.87	79

2001 CSO Table – Male – Composite – ANB – 1000qx
Issue	Duration
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14
55	1.97	2.70	3.36	3.91	4.48	5.26	6.31	7.58	8.90	10.55	11.97	13.71	15.42	17.15
56	2.07	2.89	3.59	4.21	4.88	5.83	7.06	8.47	9.87	11.24	12.92	14.90	16.95	18.97
57	2.18	3.05	3.84	4.58	5.39	6.50	7.88	9.38	10.82	12.47	14.41	16.57	18.75	21.20
58	2.34	3.25	4.12	5.00	6.01	7.26	8.72	10.24	11.67	13.52	15.72	18.33	20.95	23.78
59	2.53	3.48	4.46	5.49	6.68	8.06	9.58	11.07	12.47	14.55	17.05	20.14	23.49	26.56
60	2.78	3.75	4.83	6.03	7.37	8.86	10.41	11.89	13.30	15.64	18.55	22.02	25.97	29.41
61	3.06	4.07	5.23	6.56	8.08	9.67	11.24	12.71	14.14	16.84	20.09	23.80	27.89	32.43
62	3.38	4.42	5.68	7.15	8.80	10.51	12.14	13.65	15.18	18.19	21.66	25.51	29.82	34.72
63	3.61	4.83	6.27	7.88	9.65	11.46	13.20	14.85	16.57	19.80	23.45	27.53	32.19	37.61
64	3.80	5.27	6.90	8.68	10.60	12.53	14.43	16.31	18.24	21.66	25.55	30.01	35.20	41.30
65	3.96	5.70	7.58	9.58	11.65	13.75	15.82	17.90	20.07	23.75	28.01	32.99	38.84	45.83
66	4.10	6.33	8.40	10.55	12.90	15.14	17.33	19.59	22.07	26.09	30.86	36.46	43.16	51.11
67	4.37	7.04	9.30	11.63	14.31	16.68	19.01	21.44	24.20	28.70	34.06	40.48	48.10	56.84
68	4.92	7.82	10.32	12.83	15.62	18.44	21.24	24.07	26.97	32.09	38.27	45.60	54.04	63.99
69	5.45	8.70	11.45	14.15	16.43	20.46	23.31	26.11	29.38	35.22	42.18	50.21	59.68	70.20
70	6.04	9.69	12.71	15.63	17.25	22.60	25.30	28.30	34.12	40.95	48.83	58.11	68.45	80.13
71	7.34	10.80	14.11	16.51	19.87	24.49	27.21	33.73	37.98	45.53	54.41	64.33	75.57	88.49
72	8.97	12.01	15.64	18.99	22.43	26.07	30.01	34.38	39.41	47.62	56.77	67.19	79.22	93.20
73	10.26	14.31	17.98	21.31	24.48	27.75	31.43	37.69	41.72	50.29	60.01	71.27	84.39	99.53
74	11.86	15.74	19.67	23.45	26.91	30.21	36.06	40.41	45.08	54.55	65.20	77.64	92.06	108.56
75	13.75	16.85	21.35	26.13	29.43	34.61	39.26	44.22	54.46	64.65	77.14	91.47	107.90	126.42
76	14.29	18.71	23.55	28.64	33.17	38.08	43.28	52.70	64.10	76.63	90.89	107.24	125.67	146.19
77	14.88	20.25	25.86	31.76	36.91	42.31	50.94	62.53	70.66	87.51	103.47	121.51	141.64	163:80
78	15.89	21.85	28.39	35.83	41.44	49.34	61.13	69.87	87.18	103.36	121.38	141.48	163.61	181.65
79	17.10	23.74	31.56	40.49	47.68	59.59	68.87	85.58	93.62	110.91	129.99	151.13	173.01	196.03
80	18.44	26.34	35.55	46.16	58.22	68.02	84.22	92.56	106.81	125.77	146.52	168.06	191.64	230.34
81	20.08	29.60	40.62	53.17	67.29	82.94	91.58	105.74	120.80	141.38	162.56	190.42	230.14	247.57
82	22.19	33.80	46.93	61.61	77.83	90.65	104.75	119.79	128.40	162.32	190.27	229.96	247.38	265.77
83	25.30	39.24	54.65	71.51	89.87	103.88	118.95	127.65	161.77	190.14	229.80	247.21	265.59	282.47
84	29.78	46.03	63.66	82.69	103.03	118.15	126.91	161.09	189.70	229.66	247.05	265.43	282.30	300.28
85	35.79	54.22	73.98	94.91	117.36	126.21	160.46	189.29	229.18	246.92	265.28	282.16	300.12	319.28
86	43.26	63.81	85.59	108.74	125.53	159.84	188.73	228.72	246.45	265.15	282.01	299.99	319.15	339.60
87	52.02	75.29	99.61	124.85	159.27	188.19	228.32	246.01	264.70	281.90	299.87	319.02	339.47	361.30
88	62.57	89.44	116.63	158.68	187.69	227.93	245.62	264.28	281.48	299.75	318.92	339.36	361.20	378.63
89	76.29	107.07	153.05	187.18	227.59	245.25	263.91	281.09	299.37	318.82	339.26	361.10	378.56	397.03
90	94.66	146.50	183.28	227.25	244.91	263.55	280.73	299.01	318.47	339.19	361.02	378.50	396.99	416.63
91	138.07	178.80	226.91	244.58	263.23	280.40	298.68	318.14	338.88	360.96	378.44	396.94	416.60	437.48
92	173.06	226.57	244.25	262.93	280.10	298.39	317.85	338.61	360.70	378.39	396.90	416.58	437.48	459.13
93	226.23	243.92	262.61	279.82	298.11	317.58	338.34	360.47	378.20	396.87	416.56	437.48	459.13	482.15
94	243.60	262.29	279.52	297.84	317.34	338.11	360.25	378.04	396.73	416.54	437.48	459.13	482.15	506.62
95	261.98	279.23	297.57	317.10	337.89	360.05	377.88	396.62	416.48	437.48	459.13	482.15	506.62	532.63
96	278.94	297.30	316.86	337.68	359.87	377.74	396.51	416.42	437.48	459.13	482.15	506.62	532.63	560.26
97	297.03	316.61	337.47	359.69	377.61	396.41	416.36	437.48	459.13	482.15	506.62	532.63	560.26	589.59
98	316.37	337.26	359.52	377.49	396.32	416.31	437.48	459.13	482.15	506.62	532.63	560.26	589.59	620.74
99	337.05	359.34	377.36	396.24	416.26	437.48	459.13	482.15	506.62	532.63	560.26	589.59	620.74	653.80

2001 CSO Table – Male – Composite – ANB – 1000qx
Issue	Duration												Att
Age	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
55	19.08	21.45	24.14	27.00	30.25	34.05	37.99	42.45	47.61	53.67	60.16	67.87	80
56	21.33	24.12	26.97	29.94	33.39	37.56	41.97	47.07	53.06	60.01	67.10	75.84	81
57	24.08	26.93	29.90	33.03	36.83	41.51	46.54	52.46	59.34	66.94	74.99	84.14	82
58	26.89	29.85	32.99	36.42	40.68	46.04	51.87	58.68	66.20	74.83	83.22	93.09	83
59	29.79	32.92	36.35	40.22	45.10	51.33	58.03	65.47	74.01	83.06	92.07	103.00	84
60	32.84	36.27	40.14	44.59	50.27	57.42	64.76	73.19	82.13	91.87	101.83	114.07	85
61	36.17	40.03	44.49	49.67	56.21	64.09	72.41	81.24	90.87	101.64	112.80	126.34	86
62	39.92	44.36	49.54	55.54	62.72	71.69	80.39	89.91	100.55	112.62	124.98	139.74	87
63	43.97	49.39	55.38	61.94	70.13	79.60	89.00	99.53	111.45	124.81	138.26	154.10	88
64	48.57	55.20	61.75	69.24	77.86	88.15	98.55	110.34	123.54	138.11	152.50	169.25	89
65	54.13	61.53	69.01	76.86	86.19	97.62	109.28	122.35	136.75	152.39	167.54	185.06	90
66	60.24	68.82	76.62	85.06	95.38	108.18	121.10	135.37	150.85	167.41	183.21	199.93	91
67	67.14	76.42	84.82	94.15	105.74	119.89	134.02	149.33	165.73	183.08	197.94	215.43	92
68	75.01	84.62	93.91	104.39	117.20	132.68	147.84	164.08	181.27	197.82	213.33	231.78	93
69	82.10	93.72	104.14	115.74	129.74	146.40	162.49	179.50	195.92	213.25	231.69	249.05	94
70	93.56	103.95	115.49	128.15	143.18	160.91	177.75	194.00	211.17	231.64	248.92	267.19	95
71	103.48	115.31	127.91	141.46	157.42	176.06	192.16	209.19	231.61	248.85	267.08	283.79	96
72	109.31	127.65	141.24	155.56	172.30	190.38	207.26	231.57	248.80	267.06	283.79	301.49	97
73	116.84	136.28	155.36	170.33	186.38	205.41	231.54	248.77	267.00	283.79	301.49	320.38	98
74	127.17	147.87	170.17	184.32	201.19	231.51	248.74	266.96	283.79	301.49	320.38	340.54	99
75	147.03	170.14	184.24	199.08	231.48	248.71	266.92	283.79	301.49	320.38	340.54	362.10	100
76	168.75	183.97	198.78	231.45	248.68	266.88	283.79	301.49	320.38	340.54	362.10	379.21	101
77	181.86	198.50	231.12	248.65	266.84	283.79	301.49	320.38	340.54	362.10	379.21	397.44	102
78	198.25	230.82	248.32	266.79	283.75	301.49	320.38	340.54	362.10	379.21	397.44	416.84	103
79	230.56	248.04	266.49	283.42	301.45	320.38	340.54	362.10	379.21	397.44	416.84	437.48	104
80	247.79	266.21	283.13	301.15	320.33	340.54	362.10	379.21	397.44	416.84	437.48	459.13	105
81	265.98	282.88	300.88	320.06	340.51	362.10	379.21	397.44	416.84	437.48	459.13	482.15	106
82	282.66	300.65	319.83	340.27	362.07	379.21	397.44	416.84	437.48	459.13	482.15	506.62	107
83	300.45	319.62	340.06	361.86	379.18	397.44	416.84	437.48	459.13	482.15	506.62	532.63	108
84	319.44	339.89	361.69	379.04	397.41	416.84	437.48	459.13	482.15	506.62	532.63	560.26	109
85	339.73	361.54	378.91	397.31	416.83	437.48	459.13	482.15	506.62	532.63	560.26	589.59	110
86	361.41	378.81	397.23	416.78	437.48	459.13	482.15	506.62	532.63	560.26	589.59	620.74	111
87	378.71	397.15	416.73	437.48	459.13	482.15	506.62	532.63	560.26	589.59	620.74	653.80	112
88	397.09	416.69	437.48	459.13	482.15	506.62	532.63	560.26	589.59	620.74	653.80	688.91	113
89	416.66	437.48	459.13	482.15	506.62	532.63	560.26	589.59	620.74	653.80	688.91	726.15	114
90	437.48	459.13	482.15	506.62	532.63	560.26	589.59	620.74	653.80	688.91	726.15	765.67	115
91	459.13	482.15	506.62	532.63	560.26	589.59	620.74	653.80	688.91	726.15	765.67	807.59	116
92	482.15	506.62	532.63	560.26	589.59	620.74	653.80	688.91	726.15	765.67	807.59	852.05	117
93	506.62	532.63	560.26	589.59	620.74	653.80	688.91	726.15	765.67	807.59	852.05	899.22	118
94	532.63	560.26	589.59	620.74	653.80	688.91	726.15	765.67	807.59	852.05	899.22	949.22	119
95	560.26	589.59	620.74	653.80	688.91	726.15	765.67	807.59	852.05	899.22	949.22	1000.00	120
96	589.59	620.74	653.80	688.91	726.15	765.67	807.59	852.05	899.22	949.22	1000.00
97	620.74	653.80	688.91	726.15	765.67	807.59	852.05	899.22	949.22	1000.00
98	653.80	688.91	726.15	765.67	807.59	852.05	899.22	949.22	1000.00
99	688.91	726.15	765.67	807.59	852.05	899.22	949.22	1000.00

2001 CSO Table – Male – Smoker – ANB – 1000qx
Issue	Duration
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14
0
1
2
3														0.71
4													0.71	0.87
5												0.70	0.87	1.03
6											0.70	0.87	1.03	1.16
7										0.70	0.87	1.03	1.16	1.24
8									0.69	0.87	1.03	1.15	1.23	1.30
9								0.69	0.87	1.03	1.15	1.23	1.30	1.36
10							0.69	0.86	1.03	1.15	1.23	1.29	1.34	1.39
11						0.69	0.86	1.03	1.13	1.21	1.27	1.33	1.38	1.46
12					0.69	0.86	1.03	1.13	1.20	1.26	1.32	1.36	1.45	1.55
13				0.69	0.86	1.03	1.12	1.19	1.25	1.30	1.35	1.43	1.52	1.60
14			0.69	0.86	1.03	1.12	1.18	1.23	1.29	1.33	1.40	1.50	1.58	1.66
15		0.69	0.86	1.03	1.11	1.15	1.22	1.27	1.32	1.39	1.49	1.55	1.65	1.69
16	0.69	0.86	1.03	1.11	1.15	1.20	1.26	1.30	1.37	1.45	1.52	1.60	1.66	1.72
17	0.86	1.03	1.11	1.14	1.19	1.26	1.30	1.35	1.44	1.49	1.55	1.61	1.65	1.70
18	1.03	1.09	1.13	1.18	1.23	1.27	1.34	1.41	1.46	1.50	1.54	1.59	1.63	1.69
19	1.05	1.09	1.14	1.19	1.23	1.29	1.36	1.41	1.45	1.48	1.52	1.55	1.61	1.70
20	1.03	1.08	1.13	1.17	1.22	1.30	1.33	1.37	1.41	1.44	1.48	1.52	1.61	1.72
21	1.00	1.04	1.08	1.13	1.19	1.23	1.29	1.31	1.36	1.40	1.46	1.54	1.64	1.77
22	0.95	1.00	1.04	1.10	1.15	1.19	1.23	1.27	1.31	1.39	1.46	1.55	1.66	1.83
23	0.91	0.95	1.01	1.08	1.13	1.19	1.22	1.26	1.32	1.40	1.50	1.60	1.75	1.91
24	0.84	0.90	0.98	1.07	1.14	1.19	1.23	1.29	1.36	1.47	1.56	1.68	1.82	2.03
25	0.74	0.84	0.97	1.09	1.16	1.22	1.27	1.33	1.43	1.54	1.66	1.78	1.96	2.18
26	0.70	0.84	0.99	1.13	1.20	1.25	1.31	1.41	1.50	1.64	1.77	1.92	2.11	2.38
27	0.68	0.86	1.03	1.16	1.25	1.31	1.41	1.50	1.62	1.77	1.92	2.10	2.30	2.61
28	0.70	0.90	1.07	1.20	1.31	1.39	1.48	1.60	1.73	1.91	2.10	2.30	2.55	2.88
29	0.70	0.92	1.10	1.24	1.39	1.48	1.60	1.73	1.87	2.10	2.30	2.55	2.81	3.14
30	0.72	0.94	1.11	1.29	1.45	1.60	1.73	1.87	2.06	2.30	2.51	2.77	3.05	3.42
31	0.70	0.94	1.14	1.33	1.52	1.70	1.87	2.03	2.21	2.42	2.66	2.97	3.35	3.80
32	0.70	0.93	1.16	1.36	1.56	1.75	1.96	2.14	2.31	2.52	2.81	3.21	3.72	4.26
33	0.76	0.99	1.22	1.44	1.66	1.87	2.08	2.26	2.45	2.67	3.02	3.50	4.10	4.66
34	0.81	1.05	1.30	1.52	1.77	2.00	2.23	2.44	2.64	2.92	3.33	3.87	4.47	5.08
35	0.88	1.11	1.37	1.61	1.86	2.13	2.37	2.62	2.91	3.27	3.72	4.26	4.87	5.49
36	0.93	1.17	1.43	1.69	1.96	2.22	2.51	2.87	3.25	3.69	4.14	4.68	5.29	5.95
37	0.99	1.21	1.49	1.76	2.03	2.34	2.72	3.18	3.64	4.08	4.54	5.06	5.72	6.44
38	1.06	1.34	1.63	1.88	2.16	2.53	3.01	3.54	4.04	4.50	4.95	5.49	6.16	6.96
39	1.16	1.48	1.76	2.02	2.34	2.78	3.35	3.89	4.43	4.89	5.35	5.95	6.71	7.55
40	1.24	1.59	1.91	2.21	2.58	3.12	3.70	4.29	4.79	5.30	5.86	6.57	7.37	8.28
41	1.32	1.72	2.11	2.46	2.91	3.49	4.12	4.67	5.22	5.81	6.50	7.29	8.18	9.14
42	1.41	1.90	2.35	2.77	3.26	3.84	4.47	5.09	5.71	6.44	7.22	8.10	9.09	10.21
43	1.49	2.01	2.52	2.99	3.49	4.09	4.78	5.48	6.22	7.05	7.92	8.96	10.16	11.43
44	1.60	2.16	2.68	3.16	3.70	4.35	5.12	5.96	6.79	7.70	8.67	10.00	11.37	12.51
45	1.76	2.31	2.84	3.35	3.96	4.69	5.58	6.51	7.48	8.45	9.64	11.22	12.50	13.42
46	1.92	2.46	2.98	3.53	4.24	5.10	6.07	7.12	8.17	9.30	10.68	12.21	13.42	14.32
47	2.10	2.60	3.13	3.78	4.61	5.54	6.62	7.78	8.92	10.30	11.66	13.11	14.32	15.42
48	2.28	2.81	3.42	4.13	4.97	5.96	7.13	8.39	9.67	11.23	12.51	13.99	15.42	16.93
49	2.44	3.09	3.76	4.54	5.40	6.42	7.66	9.07	10.39	11.90	13.36	15.05	16.91	18.90
50	2.67	3.40	4.16	4.97	5.85	6.91	8.26	9.70	11.05	12.58	14.33	16.51	18.84	21.17
51	2.95	3:80	4.65	5.52	6.39	7.48	8.79	10.25	11.74	13.45	15.65	18.42	21.07	23.44
52	3.24	4.23	5.20	6.10	7.00	8.03	9.36	10.91	12.63	14.75	17.42	20.57	23.30	24.95
53	3.42	4.60	5.68	6.69	7.64	8.73	10.17	11.97	13.92	16.48	19.52	22.79	24.65	26.46
54	3.57	4.97	6.23	7.30	8.28	9.51	11.22	13.33	15.56	18.47	21.61	24.12	26.43	28.47

2001 CSO Table – Male – Smoker – ANB – 1000qx
Issue	Duration												Att
Age	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
0			0.79	0.97	1.11	1.21	1.27	1.33	1.40	1.46	1.54	1.63	25
1		0.76	0.93	1.09	1.18	1.25	1.33	1.40	1.46	1.54	1.63	1.71	26
2	0.73	0.89	1.05	1.17	1.25	1.33	1.40	1.46	1.54	1.63	1.70	1.81	27
3	0.87	1.03	1.16	1.25	1.33	1.40	1.46	1.54	1.63	1.68	1.76	1.82	28
4	1.03	1.16	1.24	1.33	1.40	1.46	1.54	1.63	1.68	1.74	1.77	1.81	29
5	1.16	1.24	1.33	1.40	1.46	1.54	1.63	1.68	1.71	1.74	1.77	1.80	30
6	1.24	1.33	1.39	1.45	1.54	1.63	1.65	1.68	1.71	1.74	1.77	1.80	31
7	1.31	1.39	1.43	1.52	1.61	1.63	1.66	1.69	1.72	1.75	1.78	1.82	32
8	1.37	1.42	1.51	1.60	1.63	1.66	1.69	1.72	1.75	1.78	1.82	1.87	33
9	1.41	1.48	1.58	1.63	1.66	1.69	1.72	1.75	1.78	1.82	1.87	1.94	34
10	1.48	1.56	1.63	1.66	1.69	1.72	1.75	1.78	1.82	1.87	1.94	2.00	35
11	1.55	1.62	1.66	1.69	1.72	1.75	1.78	1.82	1.87	1.94	2.00	2.11	36
12	1.62	1.66	1.69	1.72	1.75	1.78	1.82	1.87	1.94	2.00	2.11	2.23	37
13	1.66	1.69	1.72	1.75	1.78	1.82	1.87	1.94	2.00	2.11	2.23	2.40	38
14	1.69	1.72	1.75	1.78	1.82	1.87	1.94	2.00	2.11	2.23	2.40	2.57	39
15	1.72	1.75	1.78	1.82	1.87	1.94	2.00	2.11	2.23	2.40	2.57	2.77	40
16	1.75	1.78	1.82	1.87	1.93	2.00	2.11	2.23	2.40	2.57	2.77	3.03	41
17	1.73	1.77	1.87	1.93	2.00	2.10	2.22	2.40	2.57	2.77	3.03	3.33	42
18	1.77	1.79	1.93	1.99	2.10	2.22	2.40	2.57	2.77	3.03	3.33	3.69	43
19	1.79	1.87	1.99	2.10	2.22	2.39	2.57	2.76	3.03	3.33	.3.69	4.12	44
20	1.87	1.99	2.10	2.22	2.39	2.57	2.76	3.02	3.33	3.69	4.12	4.57	45
21	1.94	2.10	2.22	2.39	2.57	2.76	3.02	3.33	3.69	4.12	4.57	4.99	46
22	2.03	2.22	2.39	2.57	2.76	3.02	3.33	3.69	4.12	4.57	4.99	5.46	47
23	2.15	2.38	2.57	2.76	3.02	3.33	3.69	4.12	4.54	4.99	5.46	5.72	48
24	2.31	2.54	2.76	3.02	3.33	3.69	4.11	4.54	4.99	5.42	5.72	6.02	49
25	2.45	2.75	3.02	3.33	3.69	4.10	4.54	4.99	5.39	5.72	6.02	6.45	50
26	2.66	3.01	3.33	3.69	4.09	4.54	4.99	5.39	5.72	6.02	6.45	6.96	51
27	2.90	3.30	3.69	4.08	4.54	4.99	5.38	5.72	6.02	6.45	6.96	7.66	52
28	3.21	3.65	4.07	4.54	4.99	5.37	5.72	6.02	6.45	6.96	7.66	8.45	53
29	3.55	4.05	4.54	4.99	5.36	5.72	6.02	6.45	6.96	7.66	8.45	9.44	54
30	3.89	4.41	4.90	5.35	5.72	6.02	6.45	6.96	7.66	8.45	9.37	10.56	55
31	4.32	4.83	5.29	5.72	6.02	6.45	6.96	7.66	8.45	9.37	10.34	11.70	56
32	4.78	5.26	5.71	6.02	6.45	6.96	7.66	8.45	9.37	10.34	11.47	12.91	57
33	5.18	5.66	6.02	6.45	6.96	7.66	8.45	9.37	10.33	11.47	12.52	13.86	58
34	5.60	6.02	6.45	6.96	7.66	8.45	9.37	10.33	11.47	12.52	13.44	14.96	59
35	6.02	6.45	6.96	7.66	8.45	9.37	10.33	11.47	12.51	13.44	14.34	16.29	60
36	6.44	6.96	7.66	8.45	9.37	10.33	11.47	12.51	13.44	14.33	15.43	17.94	61
37	6.96	7.66	8.45	9.37	10.33	11.47	12.51	13.43	14.33	15.43	16.95	19.93	62
38	7.65	8.45	9.37	10.33	11.47	12.51	13.43	14.33	15.43	16.94	18.92	22.14	63
39	8.45	9.37	10.33	11.47	12.51	13.43	14.33	15.43	16.94	18.92	21.19	24.40	64
40	9.24	10.32	11.47	12.51	13.43	14.33	15.43	16.94	18.91	21.19	23.46	26.63	65
41	10.27	11.46	12.51	13.43	14.33	15.42	16.94	18.91	21.18	23.46	24.99	28.78	66
42	11.46	12.51	13.43	14.33	15.42	16.94	18.91	21.18	23.45	24.98	26.47	30.87	67
43	12.51	13.43	14.33	15.42	16.93	18.91	21.18	23.45	24.98	26.46	28.49	33.07	68
44	13.43	14.32	15.42	16.93	18.90	21.18	23.45	24.98	26.46	28.48	30.79	35.25	69
45	14.32	15.42	16.93	18.90	21.17	23.44	24.97	26.46	28.48	30.78	33.51	37.89	70
46	15.42	16.93	18.90	21.17	23.44	24.97	26.46	28.47	30.78	33.50	36.88	40.78	71
47	16.93	18.90	21.17	23.44	24.97	26.46	28.47	30.78	33.50	36.88	40.72	44.71	72
48	18.90	21.17	23.44	24.97	26.46	28.47	30.78	33.50	36.88	40.72	44.71	48.66	73
49	21.17	23.44	24.97	26.46	28.47	30.78	33.50	36.88	40.72	44.71	48.66	52.65	74
50	23.44	24.97	26.46	28.47	30.78	33.50	36.88	40.72	44.76	48.66	52.65	57.29	75
51	24.97	26.46	28.47	30.78	33.50	36.88	40.72	44.70	48.66	52.64	57.19	62.23	76
52	26.46	28.47	30.78	33.50	36.88	40.72	44.70	48.66	52.64	57.19	62.23	67.94	77
53	28.47	30.78	33.50	36.88	40.72	44.70	48.66	52.64	57.19	62.23	67.94	74.54	78
54	30.78	33.50	36.88	40.72	44.70	48.66	52.64	57.19	62.23	67.94	74.54	82.05	79

2001 CSO Table – Male – Smoker – ANB – 1000qx
Issue	Duration
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14
55	3.76	5.38	6.77	7.86	8.96	10.45	12.50	14.91	17.35	20.34	22.78	25.72	28.47	30.78
56	3.94	5.72	7.21	8.45	9.75	11.59	13.98	16.67	19.21	21.58	24.47	27.81	30.78	33.50
57	4.10	6.03	7.68	9.16	10.77	12.94	15.61	18.43	21.01	23.89	27.19	30.76	33.50	36.88
58	4.41	6.40	8.22	10.00	12.00	14.46	17.26	20.06	22.56	25.83	29.53	33.50	36.88	40.72
59	4.78	6.83	8.88	10.98	13.34	16.05	18.92	21.61	24.03	27.68	31.88	36.88	40.72	44.70
60	5.26	7.37	9.62	12.05	14.75	17.63	20.50	23.15	25.50	29.64	34.51	40.16	44.70	48.66
61	5.82	7.99	10.41	13.12	16.12	19.20	22.08	24.63	27.00	31.79	37.19	43.10	48.66	52.64
62	6.45	8.69	11.28	14.26	17.55	20.82	23.76	26.36	28.87	34.22	39.87	45.88	52.27	57.19
63	6.88	9.50	12.47	15.75	19.21	22.65	25.78	28.61	31.42	37.12	42.94	49.16	55.94	62.23
64	7.22	10.36	13.75	17.33	21.07	24.72	28.12	31.33	34.51	40.48	46.57	53.23	60.65	67.94
65	7.46	11.21	15.08	19.11	23.13	27.04	30.75	34.30	37.90	44.25	50.82	58.14	66.39	74.54
66	7.62	12.37	16.60	20.80	25.28	29.32	33.07	36.78	40.71	47.43	54.61	62.73	72.08	82.05
67	8.06	13.69	18.21	22.68	27.66	31.77	35.58	39.41	43.62	50.82	58.77	67.94	78.41	89.83
68	9.10	15.13	20.02	24.71	29.72	34.53	39.02	43.30	47.46	55.36	64.36	74.64	85.95	98.71
69	10.05	16.71	21.99	26.89	30.69	37.65	41.95	45.90	50.42	59.06	69.02	80.00	92.47	105.56
70	11.10	18.48	24.15	29.28	31.59	40.80	44.56	48.54	57.13	66.82	77.73	90.13	103.26	117.42
71	13.66	20.44	26.51	30.42	35.89	43.33	46.80	53.78	61.92	72.10	84.11	96.93	110.83	126.17
72	16.85	22.55	29.07	34.61	39.91	45.15	50.51	56.13	62.32	72.93	84.95	98.11	112.73	129.10
73	19.27	26.84	33.13	38.32	42.78	47.05	51.59	59.97	64.01	74.50	86.95	100.86	116.53	133.97
74	22.27	29.24	35.80	41.54	46.20	50.17	57.96	62.57	67.13	82.42	98.16	106.40	123.24	141.81
75	25.71	30.87	38.25	45.54	49.56	56.30	61.50	66.87	80.33	96.95	105.39	122.27	140.93	161.22
76	26.15	33.72	41.53	49.09	55.02	60.99	66.71	78.30	95.75	104.87	121.17	140.46	160.90	178.83
77	26.66	35.89	44.85	53.60	60.31	66.54	77.59	94.54	104.57	120.54	136.69	157.04	174.84	194.79
78	27.89	37.96	48.33	59.45	66.36	76.71	93.33	104.24	119.89	133.28	149.37	170.95	192.44	213.46
79	29.51	40.56	52.91	66.20	75.58	92.16	103.96	119.29	131.58	145.65	167.14	190.11	212.79	243.02
80	31.21	44.22	58.59	74.23	91.00	103.66	118.69	129.89	144.00	162.85	185.71	208.38	243.02	258.10
81	33.34	48.83	65.79	84.05	103.39	118.11	128.26	143.00	160.39	180.42	207.74	243.02	258.10	273.74
82	36.18	54.81	74.72	95.72	117.56	126.69	142.05	159.55	178.03	207.10	243.02	258.10	273.74	291.05
83	40.52	62.46	85.36	109.01	125.14	141.12	158.71	175.67	206.45	243.02	258.10	273.74	291.05	306.33
84	46.93	71.93	97.55	123.60	140.19	157.88	173.35	205.81	243.02	258.10	273.74	291.05	306.33	322.44
85	55.48	83.11	111.11	139.26	157.05	171.06	205.17	243.02	258.10	273.74	291.05	306.33	322.44	339.45
86	65.85	96.06	126.24	156.24	168.80	204.54	243.02	258.10	273.74	291.05	306.33	322.44	339.45	357.42
87	77.84	111.08	143.62	166.58	203.91	243.02	258.10	273.74	291.05	306.33	322.44	339.45	357.42	376.40
88	91.94	129.05	164.39	203.27	243.02	258.10	273.74	291.05	306.33	322.44	339.45	357.42	376.40	390.77
89	109.59	150.88	202.65	243.02	258.10	273.74	291.05	306.33	322.44	339.45	357.42	376.40	390.77	405.92
90	132.90	202.03	243.02	258.10	273.74	291.05	306.33	322.44	339.45	357.42	376.40	390.77	405.92	421.83
91	189.56	240.02	258.10	273.74	291.05	306.33	322.44	339.45	357.42	376.40	390.77	405.92	421.83	438.57
92	230.95	258.10	273.74	291.05	306.33	322.44	339.45	357.42	376.40	390.77	405.92	421.83	438.57	460.15
93	258.10	273.74	291.05	306.33	322.44	339.45	357.42	376.40	390.77	405.92	421.83	438.57	460.15	483.10
94	273.74	291.05	306.33	322.44	339.45	357.42	376.40	390.77	405.92	421.83	438.57	460.15	483.10	507.51
95	291.05	306.33	322.44	339.45	357.42	376.40	390.77	405.92	421.83	438.57	460.15	483.10	507.51	533.44
96	306.33	322.44	339.45	357.42	376.40	390.77	405.92	421.83	438.57	460.15	483.10	507.51	533.44	561.01
97	322.44	339.45	357.42	376.40	390.77	405.92	421.83	438.57	460.15	483.10	507.51	533.44	561.01	590.27
98	339.45	357.42	376.40	390.77	405.92	421.83	438.57	460.15	483.10	507.51	533.44	561.01	590.27	621.35
99	357.42	376.40	390.77	405.91	421.83	438.57	460.15	483.10	507.51	533.44	561.01	590.27	621.35	654.35

2001 CSO Table – Male – Composite – ANB – 1000qx
Issue	Duration												Att
Age	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
55	33.50	36.88	40.72	44.70	48.66	52.64	57.19	62.23	67.94	74.54	82.05	90.07	80
56	36.88	40.72	44.70	48.66	52.64	57.19	62.23	67.94	74.54	82.05	90.07	99.05	81
57	40.72	44.70	48.66	52.64	57.19	62.23	67.94	74.54	82.05	90.07	99.05	108.11	82
58	44.70	48.66	52.64	57.19	62.23	67.94	74.54	82.05	90.07	99.05	108.11	117.61	83
59	48.66	52.64	57.19	62.23	67.94	74.54	82.05	90.07	99.05	108.11	117.61	127.94	84
60	52.64	57.19	62.23	67.94	74.54	82.05	90.07	99.05	108.11	117.61	127.94	140.09	85
61	57.19	62.23	67.94	74.54	82.05	90.07	99.05	108.11	117.61	127.94	140.09	153.39	86
62	62.23	67.94	74.54	82.05	90.07	99.05	108.11	117.61	127.94	140.09	153.39	167.69	87
63	67.94	74.54	82.05	90.07	. 99.05	108.11	117.61	127.94	140.09	153.39	167.69	182.72	88
64	74.54	82.05	90.07	99.05	108.11	117.61	127.94	140.09	153.39	167.69	182.72	198.27	89
65	82.05	90.07	99.05	108.11	117.61	127.94	140.09	153.39	167.69	182.72	198.27	214.13	90
66	90.07	99.04	108.10	117.60	127.93	140.07	151.91	167.61	182.72	198.27	214.13	228.43	91
67	99.03	108.09	117.59	127.91	140.05	151.16	166.28	181.96	198.20	214.13	228.43	243.02	92
68	108.08	117.56	127.88	140.01	150.38	164.59	180.32	196.66	213.43	228.43	243.02	258.10	93
69	117.54	127.84	139.96	149.60	164.23	178.29	194.69	211.54	226.98	243.02	258.10	273.74	94
70	127.79	139.89	148.80	159.73	177.61	192.30	209.32	225.03	243.02	258.10	273.74	291.05	95
71	139.83	148.00	157.48	175.64	191.23	206.39	222.32	243.02	258.10	273.74	291.05	306.33	96
72	147.20	155.25	174.60	187.27	204.90	218.86	243.02	258.10	273.74	291.05	306.33	322.44	97
73	153.09	173.62	185.32	204.52	216.92	243.02	258.10	273.74	291.05	306.33	322.44	339.45	98
74	161.94	183.37	202.05	216.13	243.02	258.10	273.74	291.05	306.33	322.44	339.45	357.42	99
75	182.91	199.60	215.45	243.02	258.10	273.74	291.05	306.33	322.44	339.45	357.42	376.40	100
76	197.18	214.79	243.02	258.10	273.74	291.05	306.33	322.44	339.45	357.42	376.40	390.77	101
77	214.12	243.02	258.10	273.74	291.05	306.33	322.44	339.45	357.42	376.40	390.77	405.92	102
78	243.02	258.10	273.74	291.05	306.33	322.44	339.45	357.42	376.40	390.77	405.92	421.83	103
79	258.10	273.74	291.05	306.33	322.44	339.45	357.42	376.40	390.77	405.92	421.83	438.57	104
80	273.74	291.05	306.33	322.44	339.45	357.42	376.40	390.77	405.92	421.83	438.57	460.15	105
81	291.05	306.33	322.44	339.45	357.42	376.40	390.77	405.92	421.83	438.57	460.15	483.10	106
82	306.33	322.44	339.45	357.42	376.40	390.77	405.92	421.83	438.57	460.15	483.10	507.51	107
83	322.44	339.45	357.42	376.40	390.77	405.92	421.83	438.57	460.15	483.10	507.51	533.44	108
84	339.45	357.42	376.40	390.77	405.92	421.83	438.57	460.15	483.10	507.51	533.44	561.01	109
85	357.42	376.40	390.77	405.92	421.83	438.57	460.15	483.10	507.51	533.44	561.01	590.27	110
86	376.40	390.77	405.92	421.83	438.57	460.15	483.10	507.51	533.44	561.01	590.27	621.35	111
87	390.77	405.92	421.83	438.57	460.15	483.10	507.51	533.44	561.01	590.27	621.35	654.35	112
88	405.92	421.83	438.57	460.15	483.10	507.51	533.44	561.01	590.27	621.35	654.35	689.38	113
89	421.83	438.57	460.15	483.10	507.51	533.44	561.01	590.27	621.35	654.35	689.38	726.56	114
90	438.57	460.15	483.10	507.51	533.44	561.01	590.27	621.35	654.35	689.38	726.56	766.01	115
91	460.15	483.10	507.51	533.44	561.01	590.27	621.35	654.35	689.38	726.56	766.01	807.86	116
92	483.10	507.51	533.44	561.01	590.27	621.35	654.35	689.38	726.56	766.01	807.86	852.26	117
93	507.51	533.44	561.01	590.27	621.35	654.35	689.38	726.56	766.01	807.86	852.26	899.35	118
94	533.44	561.01	590.27	621.35	654.35	689.38	726.56	766.01	807.86	852.26	899.35	949.29	119
95	561.01	590.27	621.35	654.35	689.38	726.56	766.01	807.86	852.26	899.35	949.29	1000.00	120
96	590.27	621.35	654.35	689.38	726.56	766.01	807.86	852.26	899.35	949.29	1000.00
97	621.35	654.35	689.38	726.56	766.01	807.86	852.26	899.35	949.29	1000.00
98	654.35	689.38	726.56	766.01	807.86	852.26	899.35	949.29	1000.00
99	689.38	726.56	766.01	807.86	852.26	899.35	949.29	1000.00

2001 CSO Table – Female – Composite – ANB – 1000qx
Issue	Duration
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14
0	0.48	0.35	0.26	0.20	0.19	0.18	0.18	0.21	0.21	0.21	0.22	0.23	0.27	0.30
1	0.35	0.26	0.19	0.19	0.18	0.18	0.20	0.21	0.21	0.21	0.23	0.27	0.28	0.32
2	0.26	0.19	0.19	0.18	0.18	0.18	0.21	0.21	0.21	0.21	0.25	0.27	0.32	0.34
3	0.19	0.19	0.18	0.18	0.18	0.19	0.21	0.21	0.21	0.24	0.25	0.31	0.34	0.37
4	0.19	0.18	0.18	0.18	0.19	0.19	0.21	0.21	0.23	0.25	0.31	0.33	0.37	0.39
5	0.18	0.18	0.18	0.19	0.19	0.19	0.21	0.22	0.25	0.29	0.33	0.36	0.38	0.40
6	0.18	0.18	0.19	0.19	0.19	0.20	0.22	0.25	0.29	0.33	0.36	0.38	0.40	0.42
7	0.18	0.19	0.19	0.19	0.19	0.22	0.24	0.29	0.33	0.36	0.37	0.39	0.42	0.43
8	0.19	0.19	0.19	0.19	0.20	0.24	0.27	0.32	0.35	0.37	0.39	0.41	0.43	0.44
9	0.19	0.19	0.19	0.20	0.22	0.27	0.32	0.35	0.36	0.38	0.41	0.42	0.44	0.46
10	0.19	0.19	0.20	0.22	0.25	0.31	0.34	0.36	0.37	0.40	0.41	0.43	0.46	0.47
11	0.19	0.20	0.22	0.25	0.31	0.33	0.35	0.37	0.39	0.41	0.42	0.45	0.47	0.49
12	0.20	0.22	0.25	0.31	0.33	0.34	0.36	0.38	0.40	0.41	0.44	0.46	0.49	0.52
13	0.22	0.25	0.31	0.33	0.34	0.35	0.37	0.39	0.40	0.43	0.45	0.48	0.51	0.54
14	0.25	0.31	0.33	0.34	0.34	0.36	0.38	0.39	0.42	0.43	0.47	0.50	0.53	0.57
15	0.31	0.33	0.34	0.34	0.36	0.37	0.33	0.40	0.42	0.45	0.49	0.52	0.56	0.60
16	0.33	0.34	0.34	0.35	0.36	0.37	0.39	0.41	0.44	0.47	0.50	0.55	0.59	0.63
17	0.34	0.34	0.35	0.35	0.36	0.38	0.40	0.43	0.46	0.49	0.53	0.58	0.62	0.67
18	0.33	0.34	0.34	0.35	0.37	0.38	0.41	0.45	0.48	0.52	0.57	0.61	0.66	0.72
19	0.33	0.33	0.34	0.36	0.37	0.40	0.43	0.46	0.51	0.55	0.60	0.65	0.71	0.77
20	0.31	0.32	0.34	0.35	0.38	0.42	0.45	0.49	0.54	0.58	0.64	0.70	0.76	0.82
21	0.29	0.31	0.33	0.36	0.40	0.43	0.48	0.52	0.57	0.62	0.68	0.74	0.80	0.87
22	0.28	0.30	0.34	0.38	0.41	0.46	0.51	0.55	0.61	0.67	0.73	0.79	0.85	0.93
23	0.26	0.30	0.34	0.38	0.43	0.48	0.53	0.59	0.65	0.71	0.77	0.84	0.91	0.98
24	0.26	0.31	0.35	0.40	0.45	0.50	0.56	0.62	0.69	0.75	0.82	0.89	0.96	1.02
25	0.25	0.31	0.36	0.42	0.47	0.53	0.60	0.66	0.73	0.79	0.87	0.93	1.00	1.08
26	0.26	0.32	0.38	0.43	0.49	0.56	0.63	0.69	0.76	0.84	0.91	0.97	1.06	1.13
27	0.28	0.34	0.39	0.45	0.52	0.59	0.65	0.72	0.80	0.87	0.94	1.02	1.10	1.20
28	0.30	0.35	0.41	0.48	0.54	0.61	0.68	0.76	0.83	0.90	0.99	1.07	1.17	1.27
29	0.31	0.38	0.44	0.50	0.57	0.64	0.71	0.79	0.86	0.95	1.03	1.13	1.24	1.36
30	0.34	0.40	0.46	0.53	0.59	0.67	0.74	0.81	0.90	0.99	1.09	1.20	1.33	1.47
31	0.37	0.43	0.49	0.55	0.63	0.70	0.77	0.86	0.94	1.05	1.16	1.29	1.44	1.60
32	0.39	0.45	0.51	0.59	0.65	0.73	0.82	0.90	1.01	1.13	1.26	1.41	1.57	1.75
33	0.41	0.47	0.54	0.61	0.69	0.78	0.87	0.97	1.09	1.23	1.38	1.54	1.73	1.94
34	0.42	0.49	0.56	0.64	0.73	0.82	0.93	1.06	1.19	1.34	1.51	1.70	1.92	2.15
35	0.44	0.51	0.58	0.68	0.77	0.89	1.02	1.16	1.31	1.48	1.67	1.89	2.13	2.38
36	0.45	0.53	0.62	0.72	0.83	0.96	1.11	1.27	1.44	1.63	1.85	2.09	2.35	2.63
37	0.47	0.56	0.65	0.77	0.90	1.05	1.21	1.39	1.58	1.81	2.05	2.31	2.59	2.92
38	0.50	0.59	0.70	0.83	0.98	1.14	1.32	1.52	1.75	1.99	2.25	2.54	2.87	3.21
39	0.53	0.64	0.76	0.91	1.07	1.25	1.45	1.68	1.91	2.19	2.48	2.81	3.15	3.54
40	0.58	0.70	0.84	1.00	1.17	1.37	1.60	1.84	2.11	2.40	2.73	3.08	3.47	3.89
41	0.64	0.77	0.93	1.10	1.29	1.52	1.75	2.02	2.32	2.65	3.00	3.39	3.81	4.26
42	0.70	0.86	1.03	1.22	1.44	1.67	1.94	2.23	2.56	2.91	3.29	3.72	4.17	4.67
43	0.78	0.95	1.14	1.36	1.60	1.86	2.15	2.48	2.82	3.20	3.62	4.07	4.57	5.11
44	0.86	1.05	1.28	1.52	1.78	2.07	2.38	2.73	3.11	3.52	3.97	4.46	4.99	5.58
45	0.95	1.18	1.42	1.69	1.98	2.30	2.64	3.02	3.43	3.87	4.35	4.87	5.46	6.08
46	1.04	1.30	1.58	1.87	2.19	2.54	2.92	3.32	3.76	4.23	4.75	5.33	5.94	6.61
47	1.16	1.44	1.74	2.06	2.42	2.79	3.19	3.63	4.10	4.62	5.17	5.79	6.45	7.18
48	1.28	1.59	1.91	2.27	2.63	3.04	3.48	3.95	4.46	5.01 .	5.62	6.27	7.00	7.78
49	1.35	1.68	2.08	2.46	2.86	3.29	3.76	4.26	4.81	5.41	6.06	6.77	7.55	8.41
50	1.43	1.85	2.26	2.65	3.07	3.53	4.03	4.57	5.16	5.81	6.51	7.29	8.14	9.07
51	1.51	2:05	2.45	2.84	3.29	3.77	4.30	4.87	5.52	6.21	6.98	7.83	8.76	9.78
52	1.60	2.26	2.64	3.04	3.49	4.00	4.55	5.17	5.87	6.63	7.46	8.39	9.40	10.53
53	1.69	2.42	2.84	3.24	3.70	4.23	4.82	5.48	6.22	7.06	7.97	8.99	10.12	11.35
54	1.79	2.59	3.05	3.45	3.92	4.48	5.11	5.82	6.62	7.52	8.53	9.65	10.90	12.28

2001 CSO Table – Female – Composite – ANB – 1000qx
Issue	Duration												Att
Age	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
0	0.33	0.35	0.39	0.41	0.43	0.46	0.47	0.48	0.50	0.50	0.52	0.54	25
1	0.35	0.38	0.40	0.42	0.45	0.47	0.48	0.50	0.50	0.52	0.54	0.56	26
2	0.37	0.40	0.42	0.45	0.46	0.48	0.50	0.50	0.52	0.54	0.56	0.60	27
3	0.39	0.41	0.44	0.46	0.47	0.49	0.50	0.52	0.54	0.56	0.60	0.63	28
4	0.41	0.43	0.45	0.47	0.49	0.50	0.52	0.54	0.56	0.60	0.63	0.66	29
5	0.43	0.45	0.46	0.49	0.50	0.52	0.54	0.56	0.60	0.63	0.66	0.68	30
6	0.44	0.46	0.48	0.50	0.52	0.54	0.56	0.60	0.63	0.66	0.68	0.73	31
7	0.45	0.48	0.49	0.52	0.54	0.56	0.60	0.63	0.66	0.68	0.73	0.77	32
8	0.47	0.49	0.51	0.54	0.56	0.60	0.63	0.66	0.68	0.73	0.77	0.82	33
9	0.48	0.51	0.54	0.56	0.59	0.63	0.66	0.68	0.73	0.77	0.82	0.88	34
10	0.50	0.53	0.55	0.59	0.63	0.66	0.68	0.73	0.77	0.82	0.88	0.97	35
11	0.53	0.55	0.58	0.62	0.66	0.68	0.73	0.77	0.82	0.88	0.97	1.03	36
12	0.54	0.58	0.62	0.65	0.68	0.73	0.77	0.82	0.88	0.97	1.03	1.11	37
13	0.57	0.62	0.65	0.68	0.73	0.77	0.82	0.88	0.97	1.03	1.10	1.17	38
14	0.61	0.65	0.68	0.73	0.77	0.82	0.88	0.97	1.03	1.09	1.16	1.23	39
15	0.64	0.68	0.73	0.77	0.82	0.88	0.97	1.03	1.09	1.16	1.23	1.30	40
16	0.68	0.73	0.77	0.82	0.88	0.97	1.03	1.09	1.16	1.23	1.30	1.38	41
17	0.73	0.77	0.82	0.88	0.97	1.03	1.09	1.16	1.23	1.30	1.38	1.48	42
18	0.77	0.82	0.88	0.97	1.03	1.09	1.16	1.23	1.30	1.38	1.48	1.59	43
19	0.82	0.88	0.97	1.03	1.09	1.16	1.23	1.30	1.38	1.48	1.59	1.72	44
20	0.88	0.96	1.02	1.09	1.16	1.23	1.30	1.38	1.48	1.59	1.72	1.87	45
21	0.94	1.01	1.07	1.15	1.22	1.30	1.38	1.48	1.59	1.72	1.87	2.05	46
22	0.99	1.06	1.14	1.21	1.29	1.38	1.48	1.59	1.72	1.87	2.05	2.27	47
23	1.04	1.12	1.19	1.28	1.38	1.48	1.59	1.72	1.87	2.05	2.27	2.50	48
24	1.10	1.18	1.26	1.36	1.47	1.59	1.72	1.87	2.05	2.27	2.50	2.78	49
25	1.15	1.25	1.34	1.45	1.58	1.72	1.87	2.05	2.27	2.50	2.78	3.08	50
26	1.22	1.32	1.44	1.56	1.71	1.87	2.05	2.27	2.50	2.78	3.08	3.41	51
27	1.30	1.42	1.55	1.69	1.86	2.05	2.27	2.50	2.78	3.08	3.41	3.79	52
28	1.39	1.53	1.67	1.84	2.04	2.26	2.50	2.78	3.08	3.41	3.79	4.20	53
29	1.50	1.65	1.83	2.03	2.25	2.49	2.78	3.08	3.41	3.79	4.20	4.63	54
30	1.63	1.80	2.01	2.24	2.48	2.77	3.08	3.41	3.79	4.20	4.63	5.10	55
31	1.78	1.99	2.22	2.47	2.76	3.07	3.41	3.79	4.20	4.63	5.10	5.63	56
32	1.97	2.20	2.45	2.74	3.05	3.39	3.77	4.19	4.63	5.10	5.63	6.19	57
33	2.18	2.43	2.72	3.03	3.37	3.75	4.17	4.61	5.10	5.62	6.19	6.80	58
34	2.40	2.70	3.01	3.35	3.73	4.14	4.59	5.07	5.60	6.15	6.76	7.39	59
35	2.67	2.99	3.33	3.71	4.12	4.56	5.05	5.57	6.12	6.72	7.35	8.01	60
36	2.96	3.30	3.68	4.09	4.53	5.01	5.53	6.09	6.67	7.30	7.97	8.68	61
37	3.26	3.64	4.05	4.49	4.98	5.50	6.05	6.64	7.27	7.94	8.65	9.39	62
38	3.59	4.01	4.45	4.94	5.46	6.01	6.60	7.23	7.91	8.62	9.36	10.14	63
39	3.95	4.40	4.89	5.41	5.97	6.56	7.20	7.88	8.59	9.34	10.13	10.96	64
40	4.34	4.83	5.36	5.92	6.51	7.16	7.84	8.57	9.32	10.12	10.96	11.85	65
41	4.76	5.29	5.86	6.46	7.11	7.81	8.54	9.31	10.12	10.96	11.85	12.82	66
42	5.21	5.78	6.39	7.05	7.76	8.50	9.29	10.12	10.96	11.85	12.82	13.89	67
43	5.69	6.31	6.98	7.70	8.46	9.26	10.10	10.96	11.85	12.82	13.89	15.07	68
44	6.20	6.88	7.61	8.39	9.21	10.08	10.96	11.85	12.82	13.89	15.07	16.36	69
45	6.75	7.49	8.29	9.13	10.02	10.96	11.85	12.82	13.89	15.07	16.36	17.81	70
46	7.35	8.14	8.99	9.91	10.90	11.85	12.82	13.89	15.07	16.36	17.81	19.47	71
47	7.97	8.82	9.75	10.75	11.83	12.82	13.89	15.07	16.36	17.81	19.47	21.30	72
48	8.63	9.56	10.56	11.65	12.82	13.89	15.07	16.36	17.81	19.47	21.30	23.30	73
49	9.34	10.35	11.44	12.63	13.89	15.07	16.36	17.81	19.47	21.30	23.30	25.50	74
50	10.09	11.19	12.40	13.71	15.07	16.36	17.81	19.47	21.30	23.30	25.50	27.90	75
51	10:89	12.11	13.44	14.90	16.36	17.81	19.47	21.30	23.30	25.50	27.90	30.53	76
52	11.76	13.11	14.60	16.22	17.81	19.47	21.30	23.30	25.50	27.90	30.53	33.41	77
53	12.72	14.22	15.87	17.69	19.47	21.30	23.30	25.50	27.90	30.53	33.41	36.58	78
54	13.80	15.47	17.31	19.34	21.30	23.30	25.50	27.90	30.53	33.41	36.58	40.05	79

2001 CSO Table – Female – Composite – ANB – 1000qx
Issue	Duration
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14
55	1.89	2.77	3.28	3.68	4.18	4.76	5.43	6.18	7.05	8.04	9.15	10.39	11.77	13.30
56	2.06	2.95	3.52	3.95	4.46	5.07	5.79	6.61	7.56	8.63	9.85	11.22	12.75	14.47
57	2.17	3.14	3.78	4.23	4.79	5.44	6.21	7.11	8.14	9.31	10.64	12.17	13.87	15.78
58	2.25	3.35	4.05	4.54	5.15	5.87	6.70	7.69	8.81	10.11	11.57	13.24	15.12	17.25
59	2.40	3.54	4.34	4.88	5.53	6.33	7.25	8.34	9.58	11.01	12.63	14.48	16.56	18.91
60	2.52	3.73	4.63	5.21	5.94	6.82	7.86	9.06	10.44	12.03	13.84	15.88	18.20	20.81
61	2.64	3.92	4.91	5.55	6.35	7.34	8.49	9.83	11.39	13.16	15.19	17.48	20.06	22.96
62	2.81	4.12	5.20	5.88	6.77	7.86	9.15	10.66	12.41	14.42	16.69	19.27	22.17	25.41
63	3.07	4.34	5.47	6.21	7.17	8.38	9.83	11.54	13.51	15.79	18.36	21.26	24.53	28.17
64	3.37	5.26	5.77	6.55	7.60	8.94	10.56	12.49	14.72	17.28	20.20	23.49	27.16	31.24
65	3.72	5.56	6.07	6.90	8.05	9.53	11.35	13.52	16.04	18.95	22.25	25.95	30.07	34.66
66	3.90	5.92	6.42	7.30	8.56	10.20	12.24	14.68	17.53	20.80	24.52	28.69	33.33	38.47
67	4.05	6.29	6.81	7.77	9.16	11.00	13.28	16.02	19.22	22.90	27.08	31.75	36.95	42.68
68	4.46	6.71	7.28	8.34	9.88	11.94	14.50	17.57	21.17	25.30	29.97	35.19	41.00	47.38
69	4.92	7.16	7.81	9.01	10.76	13.06	15.93	19.38	23.40	28.01	33.22	39.05	45.50	52.40
70	5.42	7.67	8.44	9.81	11.80	14.40	17.62	21.48	25.98	31.11	36.91	43.36	50.49	57.38
71	6.02	8.23	9.17	10.76	13.04	15.98	19.61	23.91	28.92	34.63	41.04	48.17	56.01	62.82
72	8.20	8.85	10.02	11.89	14.50	17.83	21.91	26.72	32.28	38.59	45.67	53.51	62.10	68.80
73	8.82	9.58	11.01	13.22	16.21	20.00	24.56	29.92	36.08	43.05	50.83	59.41	68.77	75.33
74	9.51	10.45	12.21	14.81	18.24	22.51	27.61	33.57	40.37	48.03	56.55	65.93	75.32	82.53
75	10.26	11.52	13.66	16.69	20.59	25.40	31.09	37.68	45.17	53.57	62.88	73.10	82.53	90.44
76	11.21	12.85	15.41	18.92	23.35	28.73	35.05	42.31	50.54	59.72	69.86	80.96	90.44	99.12
77	12.48	14.52	17.54	21.56	26.55	32.53	39.52	47.51	56.50	66.51	77.53	89.57	99.12	108.65
78	14.15	16.63	20.12	24.66	30.25	36.88	44.56	53.31	63.10	73.98	85.92	98.93	108.65	119.12
79	14.91	19.23	23.24	28.33	34.52	41.82	50.22	59.74	70.39	82.15	95.05	108.65	119.12	130.62
80	16.51	22.44	26.95	32.61	39.42	47.40	56.55	66.87	78.38	91.07	104.97	119.12	130.62	143.26
81	18.38	26.34	31.35	37.57	45.01	53.68	63.59	74.73	87.12	100.77	115.68	130.62	143.26	157.17
82	20.49	30.99	36.49	43.27	51.34	60.70	71.37	83.35	96.64	111.27	127.23	143.26	157.17	172.46
83	22.60	36.42	42.45	49.77	58.46	68.51	79.93	92.75	106.96	122.59	139.63	157.17	172.46	189.30
84	27.34	42.38	49.27	57.12	66.41	77.14	89.32	102.99	118.12	134.76	152.90	172.46	189.30	207.84
85	32.21	49.20	56.99	65.34	75.21	86.61	99.55	114.04	130.12	147.79	167.08	187.98	207.84	228.28
86	41.13	56.92	65.24	74.47	64.90	96.95	110.63	125.97	142.98	161.71	182.16	204.36	228.28	250.83
87	47.62	65.16	74.37	84.55	95.50	108.18	122.58	138.75	156.71	176.49	198.12	221.67	247.16	274.66
88	58.78	74.28	84.42	95.34	106.99	120.27	135.39	152.37	171.25	192.06	214.86	239.71	266.64	291.15
89	71.56	84.33	95.21	106.83	119.44	133.29	149.08	166.87	186.67	208.53	232.50	258.66	283.47	308.33
90	84.26	95.12	106.71	119.27	132.81	147.23	163.70	182.28	203.01	225.92	251.10	276.01	300.21	326.24
91	95.05	106.62	119.15	132.65	147.00	162.12	179.26	198.64	220.29	244.28	269.04	292.40	317.68	344.88
92	106.55	119.06	132.53	146.84	161.89	177.98	195.78	215.94	238.53	262.86	285.17	309.50	335.86	364.26
93	119.00	132.45	146.73	161.73	177.75	194.82	213.27	234.22	257.80	278.84	302.02	327.33	354.78	384.38
94	132.39	146.65	161.62	177.60	194.60	212.67	231.74	254.21	273.75	295.55	319.58	345.88	374.43	405.23
95	146.59	161.55	177.50	194.45	212.45	231.41	252.47	270.27	290.44	312.97	337.88	365.16	394.80	426.81
96	161.50	177.43	194.35	212.30	231.20	252.47	268.80	287.09	307.87	331.14	356.90	385.16	415.90	449.13
97	177.38	194.28	212.21	231.06	252.47	268.80	285.91	304.66	326.04	350.04	376.65	405.88	437.72	472.18
98	194.24	212.15	230.97	252.47	268.80	285.91	303.79	323.00	344.96	369.66	397.12	427.32	460.27	495.96
99	212.12	230.92	252.47	268.80	285.91	303.79	322.46	342.10	364.62	390.02	418.31	449.48	483.53	520.48

2001 CSO Table – Female – Composite – ANB – 1000qx
Issue	Duration												Att
Age	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
55	15.01	16.89	18.94	21.21	23.30	25.50	27.90	30.53	33.41	36.58	40.05	43.86	80
56	16.38	18.48	20.79	23.30	25.50	27.90	30.53	33.41	36.58	40.05	43.86	49.11	81
57	17.91	20.27	22.86	25.50	27.90	30.53	33.41	36.58	40.05	43.85	48.02	54.95	82
58	19.62	22.26	25.17	27.89	30.52	33.40	36.57	40.04	43.84	48.01	52.60	60.81	83
59	21.55	24.48	27.74	30.52	33.40	36.56	40.03	43.83	48.00	52.58	57.61	67.27	84
60	23.73	26.99	30.51	33.39	36.56	40.02	43.82	47.99	52.57	57.59	63.10	74.45	85
61	26.21	29.83	33.38	36.55	40.01	43.81	47.97	52.55	57.56	63.07	69.13	80.99	86
62	29.03	33.05	36.54	40.00	43.79	47.95	52.53	57.54	63.04	69.10	75.74	90.79	87
63	32.21	36.53	39.99	43.78	47.94	52.51	57.51	63.01	69.05	75.69	82.99	101.07	88
64	35.76	39.97	43.76	47.91	52.48	57.48	62.97	69.01	75.63	82.91	90.93	112.02	89
65	39.71	43.74	47.89	52.45	57.45	62.93	68.96	75.56	82.83	90.82	99.62	121.92	90
66	43.73	47.87	52.43	57.42	62.89	68.91	75.51	82.76	90.74	99.51	109.15	126.85	91
67	47.86	52.42	57.41	62.88	68.89	75.48	82.73	90.70	99.46	109.08	119.70	136.88	92
68	52.41	57.40	62.87	68.88	75.47	82.71	90.67	99.42	109.04	119.64	131.32	151.64	93
69	57.39	62.85	68.87	75.45	82.69	90.64	99.38	108.99	119.57	131.23	144.10	170.31	94
70	62.84	68.85	75.43	82.66	90.60	99.34	108.92	119.49	131.12	143.94	158.11	193.66	95
71	68.82	75.39	82.62	90.55	99.27	108.84	119.37	130.96	143.73	157.82	173.39	215.66	96
72	75.36	82.58	90.50	99.21	108.76	119.26	130.82	143.53	157.53	172.98	190.05	238.48	97
73	82.54	90.46	99.15	108.68	119.16	130.68	143.34	157.27	172.61	189.52	208.16	242.16	98
74	90.44	99.13	108.65	119.13	130.63	143.28	157.19	172.49	189.34	207.90	228.38	255.23	99
75	99.12	108.65	119.12	130.62	143.26	157.17	172.46	189.30	207.84	228.28	250.83	275.73	100
76	108.65	119.12	130.62	143.26	157.17	172.46	189.30	207.84	228.28	250.83	275.73	297.84	101
77	119.12	130.62	143.26	157.17	172.46	189.30	207.84	228.28	250.83	275.73	297.84	322.21	102
78	130.62	143.26	157.17	172.46	189.30	207.84	228.28	250.83	275.73	297.84	322.21	349.06	103
79	143.26	157.17	172.46	189.30	207.84	228.28	250.83	275.73	297.84	322.21	349.06	378.61	104
80	157.17	172.46	189.30	207.84	228.28	250.83	275.73	297.84	. 322.21	349.06	378.61	410.57	105
81	172.46	189.30	207.84	228.28	250.83	275.73	297.84	322.21	349.06	378.61	410.57	443.33	106
82	189.30	207.84	228.28	250.83	275.73	297.84	322.21	349.06	378.61	410.57	443.33	476.89	107
83	207.84	228.28	250.83	275.73	297.84	322.21	349.06	378.61	410.57	443.33	476.89	510.65	108
84	228.28	250.83	275.73	297.84	322.21	349.06	378.61	410.57	443.33	476.89	510.65	545.81	109
85	250.83	275.73	297.84	322.21	349.06	378.61	410.57	443.33	476.89	510.65	545.81	581.77	110
86	275.73	297.84	322.21	349.06	378.61	410.57	443.33	476.89	510.65	545.81	581.77	616.33	111
87	297.84	322.21	349.06	378.61	410.57	442.90	476.43	510.65	545.81	581.77	616.33	649.85	112
88	316.49	343.49	372.13	402.44	434.39	468.00	503.26	540.17	578.74	616.33	649.85	680.37	113
89	334.92	363.25	393.33	425.14	458.69	493.99	531.02	569.78	610.28	649.85	680.37	723.39	114
90	354.09	383.79	415.31	448.66	483.85	520.86	559.71	600.37	642.88	680.37	723.39	763.41	115
91	374.02	405.08	438.08	473.00	509.85	548.63	589.32	631.95	676.51	722.99	763.41	804.93	116
92	394.69	427.15	461.64	498.16	536.70	577.27	619.88	664.51	711.18	759.87	804.93	850.44	117
93	416.11	449.98	485.99	524.13	564.40	606.82	651.37	698.06	746.88	797.84	850.44	892.44	118
94	438.28	473.57	511.12	550.91	592.95	637.25	683.79	732.58	783.62	836.90	892.44	935.11	119
95	461.19	497.94	537.04	578.52	622.36	668.57	717.15	768.09	821.39	877.07	935.11	1000.00	120
96	484.85	523.05	563.75	606.94	652.62	700.79	751.44	804.58	860.21	918.33	1000.00
97	509.25	548.95	591.26	636.19	683.73	733.89	786.66	842.05	900.06	1000.00
98	534.41	575.61	619.55	666.25	715.69	767.87	822.82	880.51	1000.00
99	560.31	603.03	648.64	697.13	748.50	802.76	859.91	1000.00

2001 CSO Table – Female – Nonsmoker – ANB – 1000qx
Issue	Duration
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14
0 1 2
3														0.37
4													0.37	0.39
5												0.36	0.38	0.39
6											0.36	0.38	0.39	0.41
7										0.36	0.37	0.38	0.41	0.42
8									0.35	0.37	0.38	0.40	0.42	0.42
9								0.35	0.36	0.37	0.40	0.41	0.42	0.44
10							0.34	0.36	0.36	0.39	0.40	0.41	0.44	0.45
11						0.33	0.35	0.36	0.38	0.39	0.40	0.43	0.45	0.46
12					0.33	0.34	0.35	0.37	0.38	0.39	0.42	0.44	0.46	0.48
13				0.33	0.34	0.34	0.36	0.37	0.38	0.41	0.43	0.45	0.47	0.50
14			0.33	0.34	0.34	0.35	0.37	0.37	0.40	0.41	0.44	0.46	0.50	0.53
15		0.33	0.34	0.34	0.35	0.36	0.37	0.38	0.40	0.42	0.45	0.49	0.52	0.55
16	0.33	0.34	0.34	0.34	0.35	0.36	0.38	0.39	0.42	0.43	0.47	0.51	0.54	0.59
17	0.34	0.34	0.34	0.34	0.35	0.37	0.38	0.41	0.42	0.46	0.50	0.53	0.58	0.62
18	0.33	0.33	0.33	0.34	0.36	0.37	0.39	0.42	0.45	0.49	0.53	0.57	0.62	0.67
19	0.32	0.32	0.33	0.35	0.36.	0.38	0.40	0.44	0.48	0.51	0.56	0.61	0.66	0.71
20	0.30	0.31	0.33	0.34	0.36	0.39	0.43	0.47	0.50	0.55	0.60	0.66	0.71	0.75
21	0.28	0.30	0.32	0.35	0.37	0.41	0.46	0.48	0.54	0.58	0.64	0.69	0.75	0.81
22	0.27	0.29	0.33	0.35	0.39	0.44	0.47	0.52	0.57	0.63	0.68	0.74	0.79	0.85
23	0.25	0.29	0.32	0.36	0.41	0.45	0.50	0.56	0.61	0.66	0.72	0.78	0.84	0.91
24	0.25	0.29	0.33	0.38	0.42	0.47	0.53	0.58	0.65	0.70	0.76	0.82	0.89	0.95
25	0.24	0.30	0.34	0.39	0.44	0.50	0.56	0.62	0.68	0.74	0.80	0.86	0.93	0.99
26	0.25	0.31	0.35	0.41	0.46	0.53	0.59	0.64	0.71	0.77	0.84	0.90	0.97	1.04
27	0.27	0.31	0.37	0.43	0.49	0.55	0.61	0.67	0.74	0.81	0.87	0.93	1.02	1.11
28	0.28	0.33	0.39	0.45	0.51	0.57	0.64	0.70	0.77	0.83	0.91	0.99	1.08	1.17
29	0.30	0.36	0.42	0.47	0.53	0.60	0.65	0.74	0.80	0.87	0.95	1.04	1.13	1.24
30	0.32	0.38	0.43	0.50	0.55	0.62	0.69	0.75	0.82	0.92	1.01	1.10	1.21	1.34
31	0.35	0.41	0.46	0.52	0.58	0.65	0.72	0.79	0.87	0.97	1.06	1.18	1.31	1.47
32	0.37	0.42	0.48	0.54	0.61	0.68	0.75	0.83	0.93	1.03	1.15	1.28	1.44	1.60
33	0.39	0.44	0.50	0.57	0.64	0.72	0.81	0.90	0.99	1.12	1.26	1.41	1.58	1.76
34	0.40	0.45	0.52	0.60	0.67	0.76	0.86	0.97	1.08	1.22	1.38	1.55	1.74	1.94
35	0.41	0.48	0.54	0.62	0.71	0.82	0.93	1.06	1.19	1.35	1.52	1.71	1.92	2.16
36	0.43	0.50	0.57	0.67	0.77	0.88	1.01	1.15	1.32	1.49	1.67	1.89	2.13	2.38
37	0.44	0.51	0.60	0.71	0.82	0.96	1.10	1.27	1.44	1.64	1.85	2.09	2.35	2.63
38	0.46	0.55	0.65	0.76	0.89	1.03	1.20	1.38	1.58	1.80	2.04	2.30	2.59	2.89
39	0.49	0.59	0.69	0.83	0.97	1.13	1.32	1.52	1.73	1.98	2.24	2.53	2.84	3.19
40	0.54	0.64	0.76	0.90	1.06	1.24	1.44	1.67	1.91	2.17	2.46	2.77	3.13	3.51
41	0.58	0.70	0.84	0.99	1.17	1.37	1.58	1.82	2.09	2.38	2.70	3.05	3.43	3.85
42	0.63	0.77	0.92	1.10	1.29	1.50	1.75	2.01	2.29	2.61	2.95	3.35	3.76	4.22
43	0.70	0.85	1.03	1.21	1.44	1.67	1.93	2.21	2.52	2.86	3.25	3.66	4.12	4.62
44	0.77	0.94	1.14	1.36	1.59	1.85	2.12	2.43	2.77	3.14	3.56	4.00	4.51	5.05
45	0.85	1.04	1.26	1.49	1.75	2.04	2.34	2.68	3.05	3.45	3.88	4.38	4.92	5.52
46	0.93	1.15	1.39	1.64	1.93	2.24	2.58	2.94	3.34	3.77	4.25	4.79	5.37	6.01
47	1.01	1.25	1.52	1.80	2.12	2.45	2.82	3.21	3.63	4.11	4.63	5.21	5.84	6.52
48	1.11	1.37	1.65	1.97	2.29	2.65	3.05	3.48	3.95	4.46	5.03	5.65	6.33	7.08
49	1.17	1.44	1.80	2.12	2.48	2.86	3.29	3.75	4.25	4.81	5.42	6.10	6.84	7.66
50	1.22	1.58	1.93	2.27	2.65	3.06	3.52	4.01	4.55	5.16	5.83	6.57	7.37	8.27
51	1.30	1.74	2.09	2.43	2.84	3.26	3.75	4.28	4.87	5.52	6.25	7.05	7.94	8.93
52	1.37	1.92	2.25	2.60	3.01	3.46	3.97	4.54	5.18	5.90	6.69	7.57	8.53	9.62
53	1.45	2.05	2.41	2.77	3.19	3.66	4.20	4.82	5.51	6.29	7.15	8.12	9.19	10.39
54	1.53	2.19	2.58	2.95	3.38	3.88	4.45	5.11	5.86	6.70	7.66	8.72	9.91	11.24

2001 CSO Table – Female – Nonsmoker – ANB – 1000qx
Issue	Duration												Att
Age	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
0			0.39	0.41	0.42	0.45	0.45	0.46	0.48	0.48	0.50	0.50	25
1		0.38	0.40	0.41	0.44	0.45	0.46	0.48	0.48	0.49	0.50	0.53	26
2	0.37	0.40	0.41	0.44	0.44	0.46	0.48	0.48	0.49	0.50	0.52	0.57	27
3	0.39	0.40	0.43	0.44	0.45	0.47	0.48	0.49	0.50	0.52	0.56	0.58	28
4	0.40	0.42	0.43	0.45	0.47	0.47	0.49	0.50	0.52	0.56	0.58	0.62	29
5	0.42	0.43	0.44	0.47	0.47	0.49	0.50	0.52	0.56	0.58	0.62	0.64	30
6	0.42	0.44	0.46	0.47	0.49	0.50	0.52	0.56	0.58	0.61	0.63	0.68	31
7	0.43	0.46	0.46	0.49	0.50	0.52	0.56	0.58	0.61	0.63	0.68	0.72	32
8	0.45	0.46	0.48	0.50	0.52	0.56	0.58	0.61	0.63	0.68	0.71	0.76	33
9	0.45	0.48	0.50	0.52	0.55	0.58	0.61	0.63	0.68	0.71	0.76	0.82	34
10	0.47	0.49	0.51	0.55	0.58	0.61	0.63	0.68	0.71	0.76	0.82	0.89	35
11	0.49	0.51	0.54	0.57	0.61	0.63	0.67	0.71	0.75	0.81	0.88	0.95	36
12	0.50	0.54	0.57	0.60	0.63	0.67	0.71	0.75	0.81	0.88	0.95	1.03	37
13	0.53	0.57	0.60	0.63	0.67	0.71	0.75	0.81	0.88	0.95	1.01	1.07	38
14	0.56	0.60	0.63	0.67	0.71	0.75	0.81	0.88	0.94	1.00	1.06	1.13	39
15	0.59	0.63	0.67	0.71	0.75	0.81	0.88	0.94	1.00	1.06	1.13	1.20	40
16	0.63	0.67	0.71	0.75	0.81	0.88	0.94	1.00	1.05	1.13	1.19	1.27	41
17	0.67	0.71	0.75	0.81	0.88	0.94	1.00	1.05	1.13	1.19	1.27	1.35	42
18	0.71	0.75	0.81	0.88	0.94	1.00	1.05	1.13	1.19	1.27	1.35	1.45	43
19	0.75	0.81	0.88	0.94	1.00	1.05	1.13	1.19	1.27	1.35	1.45	1.57	44
20	0.81	0.88	0.94	1.00	1.05	1.13	1.19	1.27	1.35	1.45	1.57	1.71	45
21	0.86	0.94	0.99	1.05	1.12	1.19	1.27	1.35	1.45	1.57	1.71	1.87	46
22	0.92	0.98	1.04	1.12	1.19	1.27	1.35	1.45	1.57	1.71	1.87	2.07	47
23	0.96	1.03	1.10	1.18	1.27	1.35	1.45	1.57	1.71	1.87	2.07	2.29	48
24	1.01	1.09	1.16	1.25	1.34	1.45	1.57	1.71	1.87	2.07	2.29	2.53	49
25	1.06	1.15	1.24	1.33	1.44	1.57	1.71	1.87	2.07	2.29	2.53	2.81	50
26	1.13	1.22	1.32	1.42	1.57	1.71	1.87	2.07	2.29	2.53	2.81	3.12	51
27	1.20	1.30	1.41	1.55	1.70	1.87	2.07	2.29	2.53	2.81	3.12	3.47	52
28	1.27	1.40	1.53	1.69	1.86	2.05	2.29	2.53	2.81	3.12	3.47	3.85	53
29	1.37	1.51	1.68	1.85	2.04	2.27	2.53	2.81	3.12	3.47	3.85	4.25	54
30	1.49	1.65	1.83	2.03	2.26	2.51	2.80	3.12	3.46	3.84	4.25	4.68	55
31	1.63	1.81	2.01	2.25	2.50	2.78	3.11	3.45	3.83	4.24	4.68	5.18	56
32	1.79	1.99	2.23	2.48	2.76	3.06	3.42	3.81	4.23	4.67	5.17	5.70	57
33	1.97	2.21	2.46	2.74	3.04	3.39	3.78	4.19	4.66	5.15	5.69	6.26	58
34	2.18	2.44	2.72	3.02	3.36	3.74	4.16	4.61	5.11	5.64	6.21	6.82	59
35	2.41	2.69	3.00	3.34	3.71	4.11	4.57	5.07	5.59	6.16	6.76	7.40	60
36	2.67	2.97	3.32	3.69	4.09	4.53	5.02	5.55	6.10	6.71	7.35	8.03	61
37	2.94	3.28	3.66	4.06	4.51	4.98	5.50	6.07	6.67	7.30	7.99	8.72	62
38	3.24	3.62	4.02	4.47	4.94	5.46	6.02	6.62	7.26	7.94	8.67	9.43	63
39	3.56	3.97	4.43	4.90	5.43	5.98	6.58	7.22	7.90	8.63	9.40	10.20	64
40	3.91	4.37	4.85	5.38	5.93	6.54	7.18	7.88	8.61	9.38	10.18	11.05	65
41	4.30	4.79	5.33	5.89	6.50	7.15	7.85	8.59	9.37	10.17	11.04	11.99	66
42	4.71	5.25	5.82	6.44	7.10	7.81	8.57	9.36	10.17	11.03	11.97	13.02	67
43	5.17	5.75	6.38	7.05	7.77	8.54	9.33	10.16	11.02	11.96	13.00	14.17	68
44	5.65	6.28	6.96	7.70	8.49	9.31	10.16	11.02	11.95	12.99	14.13	15.43	69
45	6.16	6.85	7.61	8.41	9.26	10.16	11.01	11.95	12.97	14.13	15.38	16.82	70
46	6.71	7.46	8.26	9.14	10.09	11.01	11.95	12.97	14.12	15.36	16.77	18.42	71
47	7.28	8.09	8.98	9.94	10.98	11.94	12.97	14.12	15.36	16.75	18.37	20.21	72
48	7.90	8.78	9.74	10.79	11.93	12.97	14.10	15.34	16.75	18.37	20.13	22.15	73
49	8.56	9.53	10.58	11.73	12.95	14.10	15.34	16.75	18.37	20.13	22.08	24.28	74
50	9.26	10.32	11.48	12.76	14.09	15.34	16.75	18.37	20.13	22.08	24.24	26.64	75
51	10.00	11.18	12.47	13.89	15.32	16.75	18.37	20.13	22.08	24.24	26.56	29.23	76
52	10.82	12.12	13.56	15.14	16.71	18.37	20.13	22.08	24.24	26.56	29.15	32.08	77
53	11.71	13.15	14.78	16.55	18.31	20.13	22.08	24.24	26.56	29.15	31.96	35.23	78
54	12.72	14.34	16.13	18.12	20.07	22.06	24.22	26.56	29.15	31.96	35.09	38.63	79

2001 CSO Table – Female – Nonsmoker – ANB – 1000qx
Issue	Duration
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14
55	1.62	2.34	2.77	3.15	3.60	4.12	4.73	5.43	6.24	7.17	8.22	9.40	10.72	12.20
56	1.77	2.51	2.99	3.39	3.86	4.41	5.07	5.83	6.72	7.72	8.87	10.17	11.64	13.31
57	1.87	2.69	3.24	3.65	4.16	4.75	5.46	6.30	7.25	8.36	9.62	11.06	12.69	14.54
58	1.95	2.87	3.49	3.93	4.49	5.15	5.92	6.84	7.88	9.10	10.48	12.07	13.87	15.94
59	2.11	3.05	3.76	4.25	4.85	5.58	6.43	7.43	8.59	9.94	11.47	13.23	15.23	17.50
60	2.22	3.24	4.03	4.56	5.23	6.04	6.99	8.11	9.40	10.89	12.60	14.54	16.79	19.30
61	2.34	3.43	4.30	4.89	5.62	6.52	7.58	8.83	10.29	11.95	13.87	16.04	18.53	21.34
62	2.51	3.64	4.58	5.21	6.02	7.02	8.21	9.61	11.25	13.12	15.28	17.74	20.52	23.67
63	2.74	3.85	4.85	5.53	6.42	7.52	8.86	10.44	12.29	14.42	16.86	19.64	22.77	26.29
64	3.02	4.67	5.14	5.86	6.83	8.06	9.56	11.34	13.43	15.83	18.60	21.75	25.28	29.21
65	3.34	4.96	5.45	6.21	7.27	8.63	10.31	12.32	14.68	17.41	20.55	24.09	28.04	32.49
66	3.52	5.31	5.79	6.61	7.78	9.29	11.18	13.45	16.14	19.22	22.74	26.75	31.22	36.22
67	3.68	5.68	6.17	7.07	8.36	10.07	12.20	14.76	17.77	21.28	25.26	29.75	34.80	40.39
68	4.08	6.08	6.64	7.63	9.08	10.99	13.40	16.28	19.70	23.63	28.11	33.16	38.80	45.04
69	4.50	6.54	7.16	8.28	9.93	12.09	14.79	18.07	21.89	26.31	31.34	36.99	43.26	50.01
70	4.98	7.03	7.78	9.07	10.94	13.39	16.45	20.13	24.44	29.39	34.97	41.27	48.24	55.02
71	5.55	7.59	8.49	10.00	12.16	14.94	18.39	22.53	27.35	32.88	39.11	46.07	53.82	60.46
72	7.56	8.20	9.32	11.10	13.58	16.77	20.67	25.30	30.69	36.85	43.77	51.46	59.94	65.28
73	8.17	8.93	10.29	12.40	15.28	18.89	23.29	28.48	34.49	41.34	48.97	57.45	64.69	72.11
74	8.86	9.79	11.47	13.97	17.26	21.37	26.32	32.13	38.81	46.37	54.80	64.05	71.75	79.60
75	9.61	10.84	12.90	15.82	19.60	24.26	29.80	36.31	43.71	52.07	61.28	71.43	79.44	87.98
76	10.53	12.11	14.59	17.96	22.27	27.51	33.69	40.84	48.99	58.10	68.15	79.20	87.90	97.16
77	11.76	13.73	16.64	20.52	25.36	31.20	38.06	45.94	54.82	64.83	75.78	87.78	97.07	106.80
78	13.35	15.74	19.13	23.53	28.97	35.42	42.98	51.64	61.34	72.24	84.06	97.06	106.80	117.42
79	14.12	18.26	22.14	27.08	33.10	40.27	48.56	57.97	68.55	80.30	93.17	106.69	117.31	128.89
80	15.68	21.37	25.73	31.25	37.90	45.72	54.78	65.02	76.47	89.19	102.98	117.19	128.76	141.49
81	17.52	25.11	29.99	36.06	43.38	51.90	61.71	72.78	85.15	98.86	113.71	128.76	141.49	155.53
82	19.55	29.62	34.99	41.63	49.56	58.80	69.39	81.32	94.64	109.38	125.29	141.35	155.37	170.98
83	21.63	34.89	40.80	48.01	56.58	66.55	77.85	90.67	104.95	120.73	137.77	155.37	170.81	187.85
84	26.21	40.69	47.48	55.23	64.38	75.06	87.24	100.95	116.12	132.85	151.02	170.81	187.85	206.64
85	30.97	47.36	55.05	63.29	73.12	84.43	97.40	112.00	128.15	145.96	165.32	186.37	206.44	227.18
86	39.61	54.93	63.20	72.33	82.69	94.78	108.56	123.95	141.09	160.01	180.59	202.98	227.17	249.83
87	45.98	63.05	72.16	82.34	93.27	105.95	120.50	136.78	154.92	174.97	196.79	220.58	246.18	273.81
88	56.89	72.06	82.14	93.02	104.79	118.12	133.35	150.50	169.63	190.78	213.64	238.79	265.89	290.60
89	69.43	82.04	92.89	104.53	117.19	131.16	147.12	165.13	185.26	207.34	231.62	257.93	282.94	308.03
90	81.97	92.80	104.41	117.03	130.57	145.29	162.00	180.74	201.86	225.06	250.39	275.49	299.92	326.22
91	92.73	104.31	116.91	130.40	144.93	160.28	177.74	197.32	219.24	243.59	268.54	292.11	317.37	344.87
92	104.25	116.82	130.28	144.76	160.05	176.30	194.48	214.91	237.63	262.37	284.89	309.20	335.85	364.25
93	116.76	130.20	144.65	159.89	176.07	193.34	212.06	233.34	257.32	278.57	301.72	327.32	354.77	384.37
94	130.14	144.57	159.78	175.91	193.12	211.46	230.86	253.51	273.48	295.26	319.57	345.87	374.42	405.22
95	144.51	159.71	175.81	192.97	211.24	230.53	251.78	269.76	290.15	312.96	337.87	365.15	394.79	426.80
96	159.66	175.74	192.87	211.10	230.32	251.78	268.30	286.81	307.86	331.13	356.89	385.15	415.89	449.12
97	175.70	192.81	211.01	230.18	251.78	268.30	285.63	304.65	326.03	350.03	376.64	405.87	437.71	472.17
98	192.77	210.95	230.09	251.78	268.30	285.63	303.78	322.99	344.95	369.65	397.11	427.31	460.26	495.95
99	210.91	230.04	251.78	268.30	285.63	303.78	322.45	342.09	364.61	390.01	418.30	449.47	483.52	520.47

2001 CSO Table – Female – Nonsmoker – ANB – 1000qx
Issue	Duration												Att
Age	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
55	13.85	15.68	17.69	19.92	22.00	24.21	26.56	29.15	31.96	35.09	38.52	42.43	80
56	15.14	17.19	19.47	21.94	24.12	26.54	29.12	31.96	35.08	38.49	42.27	47.59	81
57	16.59	18.88	21.44	24.05	26.44	29.08	31.92	35.05	38.49	42.22	46.37	53.41	82
58	18.21	20.80	23.65	26.35	28.98	31.89	35.01	38.44	42.21	46.36	50.94	59.21	83
59	20.06	22.92	26.11	28.88	31.76	34.98	38.40	42.16	46.31	50.87	55.89	65.62	84
60	22.13	25.31	28.76	31.66	34.83	38.35	42.11	46.24	50.85	55.87	61.33	72.84	85
61	24.49	28.02	31.53	34.72	38.20	42.01	46.18	50.74	55.80	61.30	67.39	79.39	86
62	27.19	31.13	34.57	38.07	41.89	46.08	50.67	55.71	61.22	67.29	74.04	89.25	87
63	30.23	34.47	37.91	41.75	45.93	50.55	55.53	61.13	67.18	73.92	81.28	99.55	88
64	33.61	37.79	41.57	45.77	50.38	55.39	60.98	67.07	73.78	81.13	89.23	110.53	89
65	37.40	41.43	45.58	50.21	55.20	60.75	66.89	73.59	80.97	89.05	98.04	120.65	90
66	41.37	45.52	50.13	55.12	60.67	66.79	73.46	80.83	88.96	97.83	107.62	125.77	91
67	45.51	50.08	55.11	60.65	66.70	73.37	80.71	88.82	97.69	107.54	118.24	135.84	92
68	50.02	55.05	60.58	66.63	73.35	80.69	88.71	97.65	107.40	118.18	130.09	150.78	93
69	55.04	60.50	66.61	73.26	80.60	88.68	97.61	107.35	118.12	130.00	143.01	169.64	94
70	60.49	66.59	73.23	80.57	88.64	97.47	107.18	117.92	129.76	142.85	157.36	192.92	95
71	65.93	72.86	80.29	88.51	97.40	107.09	117.80	129.49	142.51	157.07	172.73	215.03	96
72	72.48	80.10	88.30	97.34	107.01	117.69	129.34	142.31	156.64	172.16	189.50	237.79	97
73	79.84	88.16	97.28	106.93	117.59	129.20	142.12	156.38	171.79	188.80	207.57	241.69	98
74	88.06	97.17	106.81	117.55	129.03	141.92	156.15	171.51	188.62	207.30	227.94	254.74	99
75	97.16	106.81	117.54	129.02	141.91	156.13	171.49	188.58	207.24	227.84	250.35	275.46	100
76	106.80	117.43	129.02	141.90	155.97	171.48	188.40	207.04	227.64	250.35	275.46	297.55	101
77	117.43	129.01	141.77	155.97	171.32	188.40	207.04	227.64	250.35	275.46	297.55	322.19	102
78	128.89	141.76	155.82	171.31	188.23	207.04	227.63	250.35	275.21	297.55	321.89	349.04	103
79	141.63	155.82	171.15	188.22	206.84	227.63	250.34	275.20	297.55	321.89	348.39	378.60	104
80	155.53	171.14	188.04	206.83	227.40	250.11	275.19	297.55	321.89	347.74	378.60	410.56	105
81	170.98	188.04	206.83	227.40	250.11	275.19	297.55	321.89	347.42	378.60	410.56	443.32	106
82	188.04	206.65	227.40	250.10	275.18	297.55	321.89	346.77	378.60	410.56	443.32	476.88	107
83	206.64	227.40	250.10	275.17	297.55	321.89	346.13	378.60	410.56	443.32	476.88	510.64	108
84	227.18	250.09	275.16	297.28	321.89	345.48	378.60	410.56	443.32	476.88	510.64	545.80	109
85	249.85	275.15	297.28	321.89	345.15	378.60	410.56	443.32	476.88	510.64	545.80	581.76	110
86	274.89	297.28	321.89	344.51	378.60	410.56	443.32	476.88	510.64	545.80	581.76	616.32	111
87	297.28	321.89	343.86	378.60	410.56	442.89	476.42	510.64	545.80	581.76	616.32	649.84	112
88	316.18	343.47	372.12	402.43	434.38	467.99	503.25	540.16	578.73	616.32	649.84	680.36	113
89	334.90	363.24	393.32	425.13	458.68	493.98	531.01	569.77	610.27	649.84	680.36	723.38	114
90	354.08	383.78	415.30	448.65	483.84	520.85	559.70	600.36	642.87	680.36	723.38	763.40	115
91	374.01	405.07	438.07	472.99	509.84	548.62	589.31	631.94	676.50	722.98	763.40	804.92	116
92	394.68	427.14	461.63	498.15	536.69	577.26	619.87	664.50	711.17	759.86	804.92	850.44	117
93	416.10	449.97	485.98	524.12	564.39	606.81	651.36	698.05	746.87	797.83	850.44	892.44	118
94	438.27	473.56	511.11	550.90	592.94	637.24	683.78	732.57	783.61	836.90	892.44	935.11	119
95	461.18	497.93	537.03	578.51	622.35	668.56	717.14	768.08	821.39	877.07	935.11	1000.00	120
96	484.84	523.04	563.74	606.93	652.61	700.78	751.43	804.58	860.21	918.33	1000.00
97	509.24	548.94	591.25	636.18	683.72	733.88	786.66	842.05	900.06	1000.00
98	534.40	575.60	619.54	666.24	715.68	767.87	822.82	880.51	1000.00
99	560.30	603.02	648.63	697.12	748.50	802.76	859.91	1000.00

2001 CSO Table – Female – Smoker – ANB – 1000qx
Issue	Duration
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14
0 1 2
3														0.39
4													0.39	0.43
5												0.38	0.42	0.46
6											0.38	0.42	0.46	0.49
7										0.38	0.41	0.45	0.49	0.53
8									0.37	0.41	0.45	0.48	0.53	0.56
9								0.37	0.40	0.44	0.48	0.51	0.56	0.60
10							0.35	0.40	0.43	0.47	0.50	0.54	0.60	0.63
11						0.34	0.39	0.43	0.45	0.50	0.53	0.58	0.63	0.67
12					0.34	0.38	0.42	0.44	0.49	0.52	0.57	0.61	0.67	0.72
13				0.34	0.38	0.40	0.43	0.48	0.50	0.56	0.60	0.65	0.71	0.76
14			0.34	0.38	0.39	0.42	0.46	0.49	0.54	0.57	0.64	0.70	0.75	0.81
15		0.34	0.38	0.39	0.42	0.45	0.48	0.51	0.56	0.61	0.68	0.73	0.80	0.86
16	0.34	0.38	0.39	0.41	0.44	0.47	0.50	0.54	0.60	0.65	0.70	0.78	0.85	0.93
17	0.38	0.39	0.41	0.43	0.45	0.49	0.53	0.58	0.64	0.69	0.76	0.84	0.92	1.00
18	0.38	0.40	0.42	0.44	0.48	0.50	0.56	0.63	0.68	0.74	0.82	0.91	0.99	1.09
19	0.38	0.41	0.43	0.47	0.49	0.54	0.60	0.65	0.73	0.79	0.89	0.98	1.08	1.17
20	0.38	0.40	0.44	0.47	0.52	0.59	0.64	0.70	0.78	0.86	0.96	1.07	1.17	1.26
21	0.36	0.40	0.44	0.49	0.55	0.61	0.69	0.75	0.85	0.93	1.03	1.14	1.24	1.37
22	0.36	0.39	0.46	0.52	0.58	0.65	0.73	0.82	0.92	1.02	1.12	1.23	1.34	1.46
23	0.34	0.40	0.46	0.53	0.61	0.69	0.78	0.88	0.98	1.09	1.19	1.33	1.43	1.56
24	0.34	0.42	0.48	0.56	0.64	0.74	0.83	0.93	1.05	1.16	1.29	1.39	1.53	1.63
25	0.34	0.42	0.50	0.59	0.69	0.78	0.90	1.00	1.12	1.24	1.36	1.47	1.59	1.73
26	0.34	0.43	0.53	0.62	0.72	0.83	0.95	1.05	1.18	1.31	1.44	1.54	1.69	1.83
27	0.37	0.46	0.56	0.65	0.77	0.88	0.98	1.11	1.24	1.37	1.49	1.63	1.78	1.95
28	0.40	0.49	0.59	0.70	0.80	0.91	1.04	1.16	1.30	1.42	1.57	1.73	1.90	2.07
29	0.43	0.54	0.63	0.73	0.85	0.97	1.08	1.23	1.35	1.50	1.65	1.83	2.02	2.23
30	0.47	0.57	0.66	0.78	0.89	1.01	1.14	1.26	1.41	1.58	1.75	1.95	2.17	2.43
31	0.52	0.61	0.71	0.82	0.94	1.07	1.19	1.34	1.49	1.68	1.87	2.10	2.38	2.67
32	0.55	0.64	0.75	0.87	0.98	1.12	1.27	1.42	1.61	1.82	2.05	2.32	2.61	2.95
33	0.58	0.68	0.78	0.91	1.05	1.20	1.36	1.54	1.74	1.99	2.27	2.56	2.91	3.29
34	0.60	0.70	0.83	0.96	1.11	1.28	1.46	1.69	1.92	2.20	2.50	2.86	3.26	3.69
35	0.61	0.74	0.86	1.02	1.19	1.39	1.61	1.86	2.14	2.45	2.80	3.20	3.65	4.13
36	0.63	0.77	0.92	1.10	1.29	1.51	1.77	2.06	2.36	2.72	3.11	3.54	4.05	4.57
37	0.67	0.82	0.98	1.18	1.40	1.66	1.95	2.27	2.62	3.03	3.46	3.95	4.47	5.07
38	0.72	0.88	1.06	1.28	1.54	1.83	2.15	2.51	2.92	3.34	3.83	4.36	4.95	5.58
39	0.78	0.96	1.16	1.42	1.71	2.02	2.39	2.79	3.21	3.72	4.25	4.83	5.45	6.15
40	0.86	1.06	1.30	1.58	1.89	2.25	2.65	3.09	3.58	4.10	4.67	5.31	6.00	6.76
41	0.96	1.18	1.46	1.77	2.11	2.51	2.93	3.42	3.95	4.54	5.17	5.86	6.61	7.41
42	1.06	1.34	1.65	2.00	2.38	2.80	3.28	3.80	4.38	5.02	5.69	6.45	7.25	8.13
43	1.20	1.51	1.86	2.25	2.69	3.15	3.67	4.25	4.86	5.54	6.29	7.08	7.96	8.90
44	1.36	1.71	2.11	2.56	3.02	3.54	4.10	4.72	5.40	6.13	6.92	7.78	8.72	9.73
45	1.52	1.93	2.39	2.87	3.40	3.98	4.58	5.26	5.99	6.77	7.61	8.54	9.54	10.62
46	1.69	2.17	2.67	3.20	3.79	4.41	5.09	5.79	6.59	7.42	8.33	9.32	10.38	11.53
47	1.89	2.41	2.96	3.55	4.20	4.87	5.59	6.37	7.21	8.12	9.08	10.14	11.26	12.48
48	2.11	2.67	3.27	3.93	4.59	5.33	6.10	6.95	7.85	8.81	9.86	10.97	12.19	13.49
49	2.22	2.83	3.58	4.28	5.01	5.79	6.62	7.51	8.48	9.52	10.64	11.85	13.15	14.55
50	2.35	3.14	3.89	4.61	5.39	6.21	7.10	8.07	9.10	10.23	11.42	12.74	14.14	15.65
51	2.50	3.52	4.26	4.98	5.80	6.66	7.61	8.63	9.75	10.95	12.25	13.66	15.18	16.82
52	2.66	3.92	4.64	5.37	6.19	7.10	8.09	9.18	10.39	11.70	13.09	14.62	16.28	18.06
53	2.85	4.24	5.03	5.76	6.60	7.55	8.60	9.76	11.04	12.47	13.99	15.66	17.47	19.42
54	3.03	4.58	5.44	6.17	7.03	8.02	9.15	10.39	11.76	13.28	14.96	16.80	18.78	20.95

2001 CSO Table – Female – Smoker – ANB – 1000qx
Issue	Duration												Att
Age	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
0			0.41	0.46	0.50	0.54	0.58	0.61	0.65	0.67	0.72	0.77	25
1		0.40	0.45	0.49	0.53	0.58	0.61	0.65	0.67	0.71	0.75	0.81	26
2	0.39	0.45	0.49	0.53	0.56	0.61	0.65	0.67	0.71	0.75	0.80	0.87	27
3	0.43	0.47	0.51	0.56	0.59	0.64	0.67	0.71	0.75	0.80	0.86	0.92	28
4	0.47	0.50	0.55	0.59	0.64	0.67	0.71	0.75	0.80	0.86	0.92	0.99	29
5	0.50	0.55	0.58	0.64	0.67	0.71	0.75	0.80	0.86	0.92	0.99	1.03	30
6	0.54	0.58	0.62	0.67	0.71	0.75	0.79	0.86	0.91	0.98	1.01	1.12	31
7	0.57	0.62	0.65	0.71	0.75	0.79	0.86	0.91	0.98	1.01	1.10	1.19	32
8	0.61	0.65	0.70	0.75	0.79	0.86	0.91	0.98	1.01	1.10	1.18	1.28	33
9	0.64	0.70	0.75	0.79	0.84	0.91	0.98	1.01	1.10	1.18	1.27	1.39	34
10	0.68	0.74	0.78	0.84	0.91	0.98	1.01	1.10	1.18	1.27	1.39	1.53	35
11	0.74	0.78	0.83	0.89	0.98	1.01	1.10	1.17	1.26	1.37	1.51	1.65	36
12	0.76	0.83	0.89	0.96	1.01	1.10	1.17	1.26	1.37	1.51	1.63	1.79	37
13	0.81	0.89	0.96	1.01	1.10	1.17	1.26	1.37	1.51	1.63	1.76	1.88	38
14	0.88	0.96	1.01	1.10	1.17	1.26	1.37	1.51	1.63	1.74	1.86	2.00	39
15	0.94	1.01	1.10	1.17	1.26	1.37	1.51	1.62	1.73	1.85	1.99	2.12	40
16	1.01	1.10	1.17	1.26	1.37	1.51	1.62	1.73	1.85	1.99	2.11	2.26	41
17	1.10	1.17	1.26	1.37	1.51	1.62	1.73	1.85	1.99	2.11	2.25	2.43	42
18	1.17	1.26	1.37	1.51	1.62	1.73	1.85	1.99	2.11	2.25	2.43	2.63	43
19	1.26	1.37	1.51	1.62	1.73	1.85	1.99	2.11	2.25	2.43	2.63	2.86	44
20	1.37	1.51	1.62	1.73	1.85	1.99	2.11	2.25	2.43	2.63	2.86	3.13	45
21	1.48	1.61	1.72	1.85	1.98	2.11	2.25	2.43	2.63	2.86	3.13	3.43	46
22	1.58	1.70	1.83	1.97	2.10	2.25	2.43	2.63	2.86	3.13	3.43	3.81	47
23	1.67	1.80	1.93	2.09	2.25	2.43	2.63	2.86	3.13	3.43	3.81	4.28	48
24	1.76	1.92	2.05	2.22	2.42	2.63	2.86	3.13	3.43	3.81	4.28	4.81	49
25	1.86	2.03	2.19	2.38	2.62	2.86	3.13	3.43	3.81	4.28	4.81	5.39	50
26	1.98	2.16	2.37	2.59	2.86	3.13	3.43	3.81	4.28	4.81	5.39	6.02	51
27	2.12	2.33	2.57	2.83	3.13	3.43	3.81	4.28	4.81	5.39	6.02	6.71	52
28	2.28	2.54	2.79	3.11	3.43	3.81	4.28	4.81	5.39	6.02	6.71	7.44	53
29	2.49	2.76	3.10	3.43	3.81	4.28	4.81	5.39	6.02	6.71	7.44	8.24	54
30	2.72	3.04	3.43	3.81	4.28	4.81	5.39	6.02	6.71	7.44	8.24	9.08	55
31	3.01	3.39	3.81	4.28	4.81	5.39	6.02	6.71	7.44	8.24	9.08	9.98	56
32	3.35	3.78	4.28	4.81	5.39	6.02	6.71	7.44	8.24	9.08	9.98	10.94	57
33	3.74	4.23	4.77	5.39	6.02	6.71	7.44	8.24	9.08	9.98	10.94	11.87	58
34	4.17	4.73	5.34	6.02	6.71	7.44	8.24	9.08	9.98	10.94	11.87	12.90	59
35	4.67	5.30	5.97	6.71	7.44	8.24	9.08	9.98	10.94	11.87	12.90	13.97	60
36	5.18	5.84	6.58	7.44	8.24	9.08	9.98	10.94	11.87	12.90	13.97	15.08	61
37	5.71	6.43	7.21	8.24	9.01	9.98	10.94	11.87	12.90	13.97	15.08	16.33	62
38	6.27	7.06	7.90	8.82	9.81	10.88	11.87	12.90	13.97	15.08	16.33	17.58	63
39	6.89	7.74	8.63	9.60	10.66	11.79	12.85	13.97	15.08	16.33	17.58	18.90	64
40	7.57	8.45	9.42	10.46	11.56	12.75	13.87	15.08	16.30	17.58	18.90	20.34	65
41	8.30	9.25	10.28	11.37	12.53	13.78	14.99	16.26	17.58	18.90	20.34	21.87	66
42	9.08	10.10	11.18	12.33	13.57	14.86	16.18	17.54	18.90	20.33	21.87	23.59	67
43	9.92	11.00	12.16	13.39	14.68	16.04	17.43	18.84	20.29	21.84	23.56	25.48	68
44	10.82	11.98	13.20	14.50	15.87	17.29	18.74	20.20	21.77	23.51	25.40	27.53	69
45	11.77	13.00	14.31	15.69	17.12	18.61	20.08	21.66	23.42	25.32	27.42	29.82	70
46	12.77	14.06	15.45	16.93	18.49	19.94	21.54	23.29	25.20	27.31	29.68	32.43	71
47	13.80	15.18	16.67	18.24	19.91	21.39	23.15	25.07	27.17	29.54	32.24	35.31	72
48	14.89	16.38	17.94	19.63	21.27	22.97	24.90	27.00	29.38	32.09	35.06	38.41	73
49	16.06	17.65	19.34	21.16	22.87	24.67	26.73	29.15	31.86	34.85	38.10	41.81	74
50	17.29	18.99	20.83	22.79	24.63	26.46	28.88	31.56	34.50	37.73	41.26	45.23	75
51	18.59	20.46	22.45	24.58	26.22	28.60	31.26	34.18	37.35	40.85	44.66	48.96	76
52	19.99	22.03	24.23	25.96	28.33	30.98	33.87	36.99	40.43	44.20	48.31	52.97	77
53	21.53	23.77	25.71	28.06	30.68	33.56	36.70	40.03	43.75	47.81	52.25	57.29	78
54	23.27	25.45	27.81	30.39	33.27	36.40	39.76	43.32	47.34	51.71	56.52	61.96	79

2001 CSO Table – Female – Smoker – ANB – 1000qx
Issue	Duration
Age	1	2	3	4	5	6	7	8	9	10	11	12	13	14
55	3.21	4.95	5.90	6.64	7.54	8.56	9.75	11.06	12.55	14.22	16.05	18.07	20.26	22.63
56	3.50	5.23	6.29	7.05	7.97	9.05	10.30	11.71	13.33	15.13	17.13	19.34	21.75	24.41
57	3.64	5.52	6.70	7.49	8.48	9.62	10.96	12.49	14.23	16.18	18.35	20.78	23.46	26.38
58	3.73	5.83	7.12	7.98	9.04	10.28	11.72	13.40	15.28	17.42	19.77	22.41	25.35	28.59
59	3.95	6.09	7.57	8.50	9.62	11.00	12.56	14.39	16.45	18.81	21.41	24.31	27.53	31.07
60	4.11	6.34	7.99	8.98	10.23	11.74	13.49	15.50	17.78	20.37	23.24	26.43	29.98	33.86
61	4.25	6.61	8.38	9.47	10.84	12.50	14.43	16.66	19.23	22.10	25.29	28.83	32.72	37.03
62	4.49	6.86	8.77	9.92	11.41	13.25	15.40	17.89	20.75	23.97	27.53	31.46	35.82	40.58
63	4.88	7.13	9.11	10.35	11.96	13.97	16.37	19.17	22.37	26.01	30.00	34.41	39.26	44.54
64	5.31	8.66	9.48	10.77	12.51	14.72	17.39	20.52	24.12	28.19	32.67	37.62	43.02	48.91
65	5.82	9.05	9.85	11.19	13.08	15.51	18.47	21.97	26.00	30.60	35.61	41.14	47.16	53.70
66	6.03	9.50	10.27	11.66	13.69	16.32	19.56	23.40	27.85	32.86	38.40	44.47	51.08	58.24
67	6.17	9.97	10.72	12.21	14.40	17.28	20.83	25.03	29.88	35.36	41.44	48.08	55.32	63.10
68	6.76	10.48	11.29	12.90	15.28	18.42	22.30	26.90	32.19	38.14	44.75	52.01	59.88	68.28
69	7.39	11.03	11.94	13.72	16.35	19.79	24.02	29.01	34.74	41.18	48.38	56.20	64.72	73.56
70	8.06	11.62	12.69	14.69	17.61	21.39	26.02	31.44	37.65	44.57	52.30	60.77	69.84	78.30
71	8.87	12.29	13.58	15.85	19.12	23.27	28.32	34.18	40.83	48.22	56.52	65.58	75.31	83.27
72	12.18	13.00	14.58	17.20	20.84	25.42	30.91	37.26	44.35	52.18	61.07	70.67	80.94	88.41
73	12.89	13.83	15.75	18.78	22.84	27.88	33.82	40.58	48.15	56.40	65.85	76.01	86.78	92.29
74	13.66	14.83	17.17	20.63	25.15	30.66	37.05	44.28	52.27	60.91	70.86	81.58	91.92	94.76
75	14.48	16.07	18.86	22.78	27.77	33.72	40.56	48.24	56.59	65.61	76.09	87.29	93.83	104.86
76	15.72	17.80	21.14	25.65	31.23	37.85	45.37	53.69	62.77	72.53	83.75	92.96	102.92	108.72
77	17.39	20.00	23.90	29.03	35.27	42.52	50.71	59.75	69.58	80.04	92.14	100.92	108.32	121.39
78	19.59	22.76	27.23	32.95	39.85	47.80	56.66	66.44	76.97	88.26	99.02	108.00	120.27	131.17
79	20.42	26.16	31.25	37.57	45.10	53.70	63.27	73.79	85.10	97.12	107.63	119.14	130.38	141.97
80	21.60	30.35	35.96	42.89	51.02	60.35	70.58	81.78	93.83	106.64	118.04	129.59	141.46	153.66
81	24.00	35.36	41.51	48.99	57.74	67.67	78.59	90.53	103.35	116.96	128.76	140.82	153.23	167.02
82	26.83	41.26	47.89	55.91	65.25	75.76	87.34	99.99	113.48	127.89	140.15	152.79	166.54	179.83
83	29.65	46.76	55.19	63.69	73.53	84.69	96.83	110.10	124.42	139.62	152.32	166.07	179.62	195.01
84	34.11	54.47	63.42	72.32	82.69	94.36	107.09	121.03	135.96	151.95	165.45	179.28	194.63	211.34
85	40.64	63.15	71.14	81.87	92.64	104.81	118.11	132.57	148.33	164.96	179.04	194.11	210.55	228.74
86	52.43	69.94	81.06	92.27	103.43	117.64	129.88	144.95	161.29	178.86	193.65	209.84	228.74	251.33
87	57.47	80.26	91.89	103.25	117.26	129.43	142.25	157.90	174.91	193.26	209.16	226.40	247.64	275.20
88	71.66	91.57	103.02	116.81	128.99	141.85	155.28	171.45	189.09	208.19	225.05	243.50	267.17	292.62
89	87.95	102.87	116.39	128.60	141.52	154.93	169.09	185.76	203.89	223.72	241.59	261.57	284.92	310.06
90	102.67	115.89	128.22	141.09	154.60	168.71	183.42	200.59	219.31	239.73	258.91	278.44	307.66	327.68
91	115.50	127.88	140.80	154.26	168.30	182.96	199.84	215.83	235.14	256.53	275.76	299.93	322.03	345.68
92	127.53	140.51	154.04	168.04	182.49	199.17	215.13	231.77	251.46	273.19	292.78	314.04	336.66	365.01
93	140.23	153.72	167.66	182.05	198.48	214.32	230.69	248.00	268.61	286.54	306.46	328.13	355.53	385.07
94	153.42	167.44	181.64	197.84	213.58	229.90	246.90	265.77	281.81	299.90	320.38	346.63	375.12	405.87
95	167.11	181.25	197.23	213.06	229.29	245.96	264.85	278.71	295.26	313.77	338.63	365.85	395.44	427.40
96	180.88	196.32	212.41	228.54	245.09	264.18	277.92	292.12	308.67	331.89	357.59	385.80	416.49	449.67
97	195.09	211.23	227.83	244.28	263.28	277.20	291.18	305.46	326.79	350.73	377.29	406.47	438.26	472.67
98	209.70	226.35	243.50	262.38	276.47	290.66	304.59	323.75	345.65	370.30	397.71	427.86	460.76	496.41
99	224.50	241.71	261.71	275.74	289.88	304.59	323.21	342.79	365.26	390.61	418.85	449.97	483.98	520.88

2001 CSO Table – Female – Smoker – ANS – 1000qx
Issue	Duration												Att
Age	15	16	17	18	19	20	21	22	23	24	25	Ultimate	Age
55	25.21	27.53	30.11	32.96	36.10	39.50	43.08	46.86	51.19	55.93	61.10	66.99	80
56	27.27	29.84	32.70	35.82	39.22	42.86	46.69	50.79	55.46	60.55	66.12	74.07	81
57	29.56	32.40	35.53	38.96	42.65	46.54	50.75	55.28	60.07	65.55	71.49	81.76	82
58	32.12	35.23	38.68	42.40	46.39	50.67	55.07	59.90	65.04	70.90	77.28	89.25	83
59	34.95	38.40	42.16	46.24	50.59	54.87	59.70	64.87	70.42	76.67	83.53	97.30	84
60	38.14	41.95	46.09	50.51	54.66	59.49	64.63	70.17	76.01	82.59	89.73	105.41	85
61	41.72	45.92	50.43	54.47	59.29	64.40	69.92	75.73	82.38	88.87	97.63	112.17	86
62	45.77	50.37	54.29	59.08	64.18	69.68	75.46	82.18	88.59	97.01	104.16	122.89	87
63	50.27	54.10	58.88	63.99	69.46	75.18	81.97	88.24	96.43	103.44	111.41	133.59	88
64	53.90	58.67	63.76	69.21	74.89	81.75	87.88	95.78	102.79	110.60	119.00	144.35	89
65	58.46	63.52	68.95	74.60	81.54	87.58	95.13	102.06	109.79	118.67	127.46	153.05	90
66	63.29	68.74	74.32	81.33	87.23	94.48	101.42	108.93	118.03	126.73	136.03	154.94	91
67	68.49	74.05	81.14	86.90	93.93	100.74	108.18	117.21	126.01	135.23	145.13	162.66	92
68	73.83	80.33	86.58	93.33	100.14	107.45	116.41	125.12	134.35	144.28	155.26	175.10	93
69	79.34	85.62	92.34	99.48	106.71	115.43	124.14	133.38	143.30	154.54	165.80	190.97	94
70	84.48	91.16	98.33	105.97	114.20	122.98	132.59	142.86	153.79	165.07	176.93	214.97	95
71	89.83	96.94	104.60	112.70	121.50	130.86	141.49	152.99	164.27	176.12	191.24	236.91	96
72	92.71	102.99	111.09	119.82	129.11	139.02	150.75	163.47	175.46	189.61	206.54	258.95	97
73	95.70	109.22	117.86	127.05	136.97	147.53	160.59	174.68	188.03	203.81	225.31	260.01	98
74	107.04	115.74	124.82	134.63	145.20	156.46	170.90	186.70	201.44	222.86	243.46	270.77	99
75	109.12	123.65	133.78	144.49	155.93	170.13	181.77	199.34	218.65	239.91	263.29	289.27	100
76	122.52	132.87	143.85	155.49	169.65	181.38	198.38	217.41	238.35	261.38	286.71	309.03	101
77	132.07	143.22	155.06	169.18	181.18	197.80	216.58	237.22	260.14	285.12	307.14	330.78	102
78	142.59	154.63	168.57	180.97	197.40	215.75	236.52	259.14	283.77	305.79	329.31	354.11	103
79	154.21	168.10	180.62	197.01	215.12	235.42	258.38	282.94	304.98	328.12	353.14	379.41	104
80	167.64	180.42	196.44	214.29	234.30	256.72	282.39	304.17	327.53	352.81	379.41	411.32	105
81	180.05	196.02	213.46	233.17	255.03	280.08	303.90	327.24	352.49	379.41	411.32	444.02	106
82	195.42	212.79	231,80	253.30	277.67	300.94	326.65	352.17	379.41	411.32	444.02	477.53	107
83	211.95	230.65	251.81	276.30	299.32	324.28	351.84	379.41	411.32	444.02	477.53	511.24	108
84	229.58	251.33	276.27	299.32	323.69	350.55	379.41	411.32	444.02	477.53	511.24	546.35	109
85	251.33	276.27	299.32	323.69	350.55	379.41	411.32	444.02	477.53	511.24	546.35	582.26	110
86	276.27	299.32	323.69	350.55	379.41	411.32	444.02	477.53	511.24	546.35	582.26	616.78	111
87	299.32	323.69	350.55	379.41	411.32	443.59	477.07	511.24	546.35	582.26	616.78	650.25	112
88	317.96	344.97	372.93	403.19	435.08	468.64	503.85	540.71	579.23	616.78	650.25	680.72	113
89	336.38	364.05	394.08	425.83	459.33	494.58	531.56	570.27	610.73	650.25	680.72	723.69	114
90	354.89	384.54	416.00	449.30	484.44	521.40	560.20	600.82	643.28	680.72	723.69	763.66	115
91	374.77	405.77	438.72	473.59	510.39	549.12	589.77	632.35	676.86	723.29	763.66	805.12	116
92	395.38	427.79	462.23	498.70	537.19	577.72	620.28	664.86	711.48	760.12	805.12	850.59	117
93	416.75	450.57	486.53	524.62	564.85	607.22	651.72	698.36	747.13	798.03	850.59	892.54	118
94	438.87	474.11	511.61	551.36	593.35	637.60	684.09	732.83	783.81	837.05	892.54	935.16	119
95	461.73	498.43	537.49	578.92	622.71	668.87	717.40	768.28	821.54	877.17	935.16	1000.00	120
96	485.34	523.50	564.15	607.29	652.92	701.04	751.63	804.73	860.31	918.38	1000.00
97	509.70	549.35	591.61	636.49	683.98	734.08	786.81	842.15	900.11	1000.00
98	534.81	575.96	619.85	666.50	715.88	768.02	822.92	880.56	1000.00
99	560.66	603.33	648.89	697.32	748.65	802.86	859.96	1000.00

2001 CSO Table – Ultimate Only – 1000qx
	Male			Female

Age	Composite	Nonsmoker	Smoker	Composite	Nonsmoker	Smoker
0	0.97			0.48
1	0.56			0.35
2	0.39			0.26
3	0.27			0.20
4	0.21			0.19
5	0.21			0.18
6	0.22			0.18
7	0.22			0.21
8	0.22			0.21
9	0.23			0.21
10	0.23			0.22
11	0.27			0.23
12	0.33			0.27
13	0.39			0.30
14	0.47			0.33
15	0.61			0.35
16	0.74	0.74	0.79	0.39	0.39	0.41
17	0.87	0.85	0.97	0.41	0.41	0.46
18	0.94	0.92	1.11	0.43	0.42	0.50
19	0.98	0.94	1.21	0.46	0.45	0.54
20	1.00	0.95	1.27	0.47	0.45	0.58
21	1.00	0.95	1.33	0.48	0.46	0.61
22	1.02	0.95	1.40	0.50	0.48	0.65
23	1.03	0.96	1.46	0.50	0.48	0.67
24	1.05	0.97	1.54	0.52	0.50	0.72
25	1.07	0.98	1.63	0.54	0.50	0.77
26	1.12	1.02	1.71	0.56	0.53	0.81
27	1.17	1.07	1.81	0.60	0.57	0.87
28	1.17	1.05	1.82	0.63	0.58	0.92
29	1.15	1.03	1.81	0.66	0.62	0.99
30	1.14	1.02	1.80	0.68	0.64	1.03
31	1.13	1.01	1.80	0.73	0.68	1.12
32	1.13	1.01	1.82	0.77	0.72	1.19
33	1.15	1.04	1.87	0.82	0.76	1.28
34	1.18	1.06	1.94	0.88	0.82	1.39
35	1.21	1.09	2.00	0.97	0.89	1.53
36	1.28	1.15	2.11	1.03	0.95	1.65
37	1.34	1.20	2.23	1.11	1.03	1.79
38	1.44	1.29	2.40	1.17	1.07	1.88
39	1.54	1.37	2.57	1.23	1.13	2.00
40	1.65	1.46	2.77	1.30	1.20	2.12
41	1.79	1.58	3.03	1.38	1.27	2.26
42	1.96	1.73	3.33	1.48	1.35	2.43
43	2.15	1.90	3.69	1.59	1.45	2.63
44	2.39	2.10	4.12	1.72	1.57	2.86
45	2.65	2.33	4.57	1.87	1.71	3.13
46	2.90	2.55	4.99	2.05	1.87	3.43
47	3.17	2.79	5.46	2.27	2.07	3.81
48	3.33	2.93	5.72	2.50	2.29	4.28
49	3.52	3.09	6.02	2.78	2.53	4.81
50	3.76	3.32	6.45	3.08	2.81	5.39
51	4.06	3.59	6.96	3.41	3.12	6.02
52	4.47	3.96	7.66	3.79	3.47	6.71
53	4.93	4.36	8.45	4.20	3.85	7.44
54	5.50	4.87	9.44	4.63	4.25	8.24

2001 CSO Table – Ultimate Only – ANB – 1000qx
	Male			Female
Age	Composite	Non smoker	Smoker	Composite	Non smoker	Smoker
55	6.17	5.50	10.56	5.10	4.68	9.08
56	6.88	6.14	11.70	5.63	5.18	9.98
57	7.64	6.83	12.91	6.19	5.70	10.94
58	8.27	7.42	13.86	6.80	6.26	11.87
59	8.99	8.10	14.96	7.39	6.82	12.90
60	9.86	8.92	16.29	8.01	7.40	13.97
61	10.94	9.92	17.94	8.68	8.03	15.08
62	12.25	11.14	19.93	9.39	8.72	16.33
63	13.71	12.51	22.14	10.14	9.43	17.58
64	15.24	13.95	24.40	10.96	10.20	18.90
65	16.85	15.47	26.63	11.85	11.05	20.34
66	18.47	17.01	28.78	12.82	11.99	21.87
67	20.09	18.57	30.87	13.89	13.02	23.59
68	21.85	20.25	33.07	15.07	14.17	25.48
69	23.64	21.99	35.25	16.36	15.43	27.53
70	25.77	24.10	37.89	17.81	16.82	29.82
71	28.15	26.46	40.78	19.47	18.42	32.43
72	31.32	29.56	44.71	21.30	20.21	35.31
73.	34.62	32.83	48.66	23.30	22.15	38.41
74	38.08	36.27	52.65	25.50	24.28	41.81
75	41.91	40.03	57.29	27.90	26.64	45.23
76	46.08	44.13	62.23	30.53	29.23	48.96
77	50.92	48.89	67.94	33.41	32.08	52.97
78	56.56	54.45	74.54	36.58	35.23	57.29
79	63.06	60.87	82.05	40.05	38.63	61.96
80	70.14	67.87	90.07	43.86	42.43	66.99
81	78.19	75.84	99.05	49.11	47.59	74.07
82	86.54	84.14	108.11	54.95	53.41	81.76
83	95.51	93.09	117.61	60.81	59.21	89.25
84	105.43	103.00	127.94	67.27	65.62	97.30
85	116.57	114.07	140.09	74.45	72.84	105.41
86	128.91	126.34	153.39	80.99	79.39	112.17
87	142.35	139.74	167.69	90.79	89.25	122.89
88	156.73	154.10	182.72	101.07	99.55	133.59
89	171.88	169.25	198.27	112.02	110.53	144.35
90	187.66	185.06	214.13	121.92	120.65	153.05
91	202.44	199.93	228.43	126.85	125.77	154.94
92	217.83	215.43	243.02	136.88	135.84	162.66
93	234.04	231.78	258.10	151.64	150.78	175.10
94	251.14	249.05	273.74	170.31	169.64	190.97
95	269.17	267.19	291.05	193.66	192.92	214.97
96	285.64	283.79	306.33	215.66	215.03	236.91
97	303.18	301.49	322.44	238.48	237.79	258.95
98	321.88	320.38	339.45	242.16	241.69	260.01
99	341.85	340.54	357.42	255.23	254.74	270.77
100	363.19	362.10	376.40	275.73	275.46	289.27
101	380.08	379.21	390.77	297.84	297.55	309.03
102	398.06	397.44	405.92	322.21	322.19	330.78
103	417.20	416.84	421.83	349.06	349.04	354.11
104	437.56	437.48	438.57	378.61	378.60	379.41
105	459.21	459.13	460.15	410.57	410.56	411.32
106	482.22	482.15	483.10	443.33	443.32	444.02
107	506.69	506.62	507.51	476.89	476.88	477.53
108	532.69	532.63	533.44	510.65	510.64	511.24
109	560.31	560.26	561.01	545.81	545.80	546.35

2001 CSO Table – Ultimate Only – ANB – 1000qx
	Male			Female
Age	Composite	Non smoker	Smoker	Composite	Non smoker	Smoker
110	589.64	589.59	590.27	581.77	581.76	582.26
111	620.79	620.74	621.35	616.33	616.32	616.78
112	653.84	653.80	654.35	649.85	649.84	650.25
113	688.94	688.91	689.38	680.37	680.36	680.72
114	726.18	726.15	726.56	723.39	723.38	723.69
115	765.70	765.67	766.01	763.41	763.40	763.66
116	807.61	807.59	807.86	804.93	804.92	805.12
117	852.07	852.05	852.26	850.44	850.44	850.59
118	899.23	899.22	899.35	892.44	892.44	892.54
119	949.22	949.22	949.29	935.11	935.11	935.16
120	1000.00	1000.00	1000.00	1000.00	1000.00	1000.00

EXHIBIT F

UNDERWRITING GUIDELINES AND NOTIFICATION

The Company affirms that its retention schedule, underwriting guidelines, issuance rules, premium rates and policy forms applicable to the reinsured policies and in effect as of the effective date of this Agreement have been supplied to the Reinsurer. This includes:

a.	Policy Application Forms
b.	Underwriting Manual and Agent’s Guide
c.	Policy Delivery and Reinstatement Rules
d.	Medical and Non-Medical Requirements
e.	Financial Questionnaires
f.	Tobacco Use Guidelines
g.	Preferred Underwriting Guidelines
h.	Procedures for Allocation of Facultative Cases among reinsurers
i.	Practices and applicable forms in compliance with current Medical Information Bureau (MIB) guidelines

The Company will promptly notify the Reinsurer of any proposed material changes in its underwriting guidelines. This Agreement will not extend to policies issued after such changes unless the Reinsurer has consented in writing to accept polices subject to such changes.

EXHIBIT G

CONVERSION PREMIUMS

Term policies that convert in the final four (4) years of the level term period will use 150% of the permanent plan rates on a point-in-scale basis. Term policies that convert prior to the final four (4) years of the level term period will use the permanent plan rates on a point-in-scale basis with no additional load.

AMENDMENT I

TO THE REINSURANCE AGREEMENT

BETWEEN

THE PENN MUTUAL LIFE INSURANCE COMPANY

AND

THE PENN INSURANCE AND ANNUITY COMPANY

(the “Company”)

and

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

(the “Reinsurer”)

This Amendment is to be attached to and made a part of the Automatic and Facultative Yearly Renewable Term Reinsurance Agreement (the “Agreement”) which became effective on March 1, 2015. All provisions of the Agreement not in conflict with the provisions of this Amendment shall remain unchanged.

The Purpose of this Amendment is to add language to cover internal replacements.

Article II, Automatic Reinsurance, section 1.e is being replaced in its entirety with the following effective date of March 1, 2015.

ARTICLE II

AUTOMATIC REINSURANCE

1)

e.

the amount of life insurance in force in all companies for an individual life, including any amount to be replaced (except for 1035 exchanges and internal replacements with absolute assignment to the Company), plus the amount currently applied for on the same life, plus the required contractual increases on all such coverage, does not exceed the Jumbo Limit stated in Exhibit C;

1

AUTOMATIC AND FACULTATIVE YRT

HA-PENN-02/HA3487

HA-PIAA-02/HA3488

AMENDMENT I

EXECUTION

Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

In witness of the above, this Amendment is signed in duplicate at the dates and places indicated with an effective date of March 1, 2015.

THE PENN MUTUAL LIFE INSURANCE COMPANY AND THE PENN INSURANCE AND ANNUITY COMAPANY

Horsham, Pennsylvania

By:	/s/ Andrew W. Martin	By:	/s/ Jay T Lewellen

Name:	Andrew W. Martin	Name:	Jay T Lewellen
	(print)		(print)

Title:	VP, Product Management	Title:	VP Chief Actuary

Date:	April 4, 2016	Date:	April 4, 2016

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA
Orlando, Florida

By:	/s/ Suzanne Downey	By:	/s/ Anthony C. Laudato

Name:	Suzanne Downey	Name:	Anthony C. Laudato
	(print)		(print)

Title:	VP	Title:	VP

Date:	4/13/2016	Date:	4-13-2016

2

AUTOMATIC AND FACULTATIVE YRT

HA-PENN-02/HA3487

HA-PIAA-02/HA3488

AMENDMENT I

AMENDMENT II

TO THE REINSURANCE AGREEMENT

BETWEEN

THE PENN MUTUAL LIFE INSURANCE COMPANY

AND

THE PENN INSURANCE AND ANNUITY COMPANY

(the “Company”)

and

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

(the “Reinsurer”)

This Amendment is to be attached to and made a part of the Automatic and Facultative Yearly Renewable Term Reinsurance Agreement (the “Agreement”) which became effective on March 1, 2015. All provisions of the Agreement not in conflict with the provisions of this Amendment shall remain unchanged.

The Purpose of this Amendment is to modify the Agreement to provide coverage for High Net Worth Foreign Nationals.

(remainder of page intentionally left blank)

1

AUTOMATIC AND FACULTATIVE YRT

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HA-PIAA-02/HA3488

AMENDMENT II

Exhibit B is replaced in its entirety with the following effective January 1, 2017.

EXHIBIT B

PLANS COVERED

Policy plans, riders and benefits issued on plans with effective dates within the applicable period shown below may qualify for automatic reinsurance under the terms of this Agreement.

B.1	Plan Identification	Issue Ages	Start Date
	Guaranteed Level Term 10	20 – 70	March 1, 2015
	Guaranteed Level Term 15	20 – 65	March 1, 2015
	Guaranteed Level Term 20	20 – 65	March 1, 2015
	Portfolio of IUL, VUL, UL and Whole Life	0 – 85	March 1, 2015
	One Year Term	0 – 85	March 1, 2015

B.2	Waiver of Premium Disability Benefits
Not applicable

B.3	Accidental Death Benefits
Not applicable

B.4	Additional Benefits and Riders
See Exhibit B-1

B.5	High Net Worth Foreign National Program
Available Products are permanent life plans. Available riders are restricted to term riders listed in Exhibit B-1. Issue ages are 25 – 70.

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AUTOMATIC AND FACULTATIVE YRT

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HA-PIAA-02/HA3488

AMENDMENT II

Exhibit C is replaced in its entirety with the following effective January 1, 2017.

EXHIBIT C

AUTOMATIC BINDING LIMITS

Effective March 1, 2015

C.1	Life Reinsurance

Reinsurer Automatic Binding Limits-Domestic:

The Reinsurer will automatically accept fifty percent (50%) of the excess over the Company’s Maximum Dollar Retention, as specified in Exhibit A, not to exceed the following limits on a per life basis:

Single Life:

Issue Ages	Standard	Tables 1-5	Tables 6-10	Tables 11-16
0 – 60	$25,000,000	$25,000,000	$20,000,000	$15,000,000
61 – 65	$25,000,000	$20,000,000	$15,000,000	$12,500,000
66 – 70	$25,000,000	$17,500,000	$12,500,000	$10,000,000
71 – 80	$13,400,000	$7,975,000	$4,150,000	$2,875,000
81 – 85	$5,450,000	$0	$0	$0

Joint Life:

Issue Ages	Standard	Tables 1-5	Tables 6 -10	Tables 11-16
0 – 60	$23,750,000	$23,750,000	$19,000,000	$14,250,000
61 – 65	$23,750,000	$19,000,000	$14,250,000	$11,875,000
66 – 70	$23,750,000	$16,625,000	$11,875,000	$9,500,000
71 – 80	$12,150,000	$7,225,000	$3,775,000	$2,625,000
81– 85	$4,200,000	$0	$0	$0

Reinsurer Automatic Binding Limits-High Net Worth Foreign National Program:

Preferred consideration will be on an individual basis.

Single Life:

Issue Ages	Standard-Table 4
25-70	$5,000,000

Joint Life:

Issue Ages	Standard-Table 4
25-70	$3,750,000

3

AUTOMATIC AND FACULTATIVE YRT

HA-PENN-02/HA3487

HA-PIAA-02/HA3488

AMENDMENT II

For the purpose of determining the Automatic Binding Limit in the above tables, flat extra ratings are converted at a rate of one table (25%) for each $2.50 per thousand charged through age 70, and $5.00 per thousand ages 71 and up, and added to any multiple ratings.

C.2	Waiver of Premium Disability Benefits

Not applicable

C.3	Accidental Death Benefits

Not applicable

C.4	Additional Benefits and Riders

The Reinsurer shall receive a fifty percent (50%) share of all amounts in excess of the Company’s Maximum Dollar Retention limits; however the Reinsurer’s share shall not exceed its portion of the total Automatic Binding Limit.

C.5	Jumbo Limits

Automatic coverage of any risk will be granted only if the total amount in force and applied for on the life in all insurance companies, including any amount to be replaced, does not exceed the amounts below:

$65,000,000	Domestic Risks
$35,000,000	High Net Worth Foreign National Program

C.6	Cession Amounts

Minimum Cession           - $5,000

C.7	Recapture Period

Permanent Policies         - 20 Years

Term Policies                   - End of level term period

C.8	Currency

United States dollars

C.9	Professions

Full-time professional athletes and full-time professional entertainers, as disclosed on the life application, are excluded from automatic reinsurance under this Agreement but may be submitted for facultative consideration.

C.10	Countries

Effective 3/1/2015 – 12/31/2016

Policies issued to citizens and/or permanent residents of the United States and Canada.

Effective 1/1/2017

Policies issued to citizens and/or permanent residents of the United States, Canada and foreign nationals living in countries listed in Exhibit C-1.

C.11	Conditional Receipt Limit

$1,000,000

4

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HA-PIAA-02/HA3488

AMENDMENT II

Exhibit C-1 is added effective January 1, 2017

EXHIBIT C-1

STD A Country	Region	Limit to STD
American Samoa
Andorra
Anguilla
Antigua
Aruba
Australia
Austria
Barbados
Belize		X
Bermuda
Bonaire
Brazil		X
Britain/Great Britain/UK/England
British Virgin Islands
Brunei
Bulgaria
Canary Islands
Cayman Islands/Grand Cayman
Chile
China	Beijing,Chongqing, Guangz hou,Shanghai,Sheyang, Tianjin
Croatia
Curacao
Cyprus
Czech Republic
Denmark
Dominica
Dominican Republic		X
Dubai
Falkland Islands
Finland
French Guyana
French Polynesia
Germany
Greenland
Grenada
Guadeloupe
Guam
Hong Kong
Hungary
Iceland
India	Delhi, Mumbai
Israel	West Bank and Gaza strip sxcluded
Italy
Jamaica		X
Latvia
Liechtenstein
Lithuania
Luxembourg

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AUTOMATIC AND FACULTATIVE YRT

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HA-PIAA-02/HA3488

AMENDMENT II

STD A Country	Region	Limit to STD
Macau
Malaysia
Malta
Marshall Islands
Martinique
Mexico
Monaco
Montenegro
Montserrat
Netherlands
Netherlands Antilles
Netherlands/Holland
Nevis
New Caledonia
New Zealand
Norway
Oman
Paraguay		X
Peru		X
Philippines	Manila	X
Portugal
Qatar
Romania
Saba
Saint Croix
Saint Eustatius
Saint John
Saint Kitts
Saint Lucia
Saint Martin
Saint Pierre and Miquelon
San Marino
Scotland
Slovakia
Slovenia
South Korea
St Kitts & Nevis
St Lucia
St Maarten
St Vincent & the Grenadines
Sweden
Taiwan
Thailand		X
Trinidad & Tobago		X
Turkey	I stanbul, Ankara	X
Turks & Caicos Islands
United Kingdom
Vatican City
Wales

6

AUTOMATIC AND FACULTATIVE YRT

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HA-P1AA-02/HA3488

AMENDMENT II

Exhibit F is replaced in its entirety with the following effective January 1, 2017.

EXHIBIT F

UNDERWRITING GUIDELINES AND NOTIFICATION

Domestic:

The Company affirms that its retention schedule, underwriting guidelines, issuance rules, premium rates and policy forms applicable to the reinsured policies and in effect as of the effective date of this Agreement have been supplied to the Reinsurer. This includes:

a.	Policy Application Forms
b.	Underwriting Manual and Agent’s Guide
c.	Policy Delivery and Reinstatement Rules
d.	Medical and Non-Medical Requirements
e.	Financial Questionnaires
f.	Tobacco Use Guidelines
g.	Preferred Underwriting Guidelines
h.	Procedures for Allocation of Facultative Cases among reinsurers
i.	Practices and applicable forms in compliance with current Medical Information Bureau (MIB) guidelines

The Company will promptly notify the Reinsurer of any proposed material changes in its underwriting guidelines. This Agreement will not extend to policies issued after such changes unless the Reinsurer has consented in writing to accept polices subject to such changes.

High Net Worth Foreign National Program:

In addition to the Domestic Underwriting Guidelines and Notification procedures listed in the previous section, the Company affirms that the additional underwriting requirements will take place for the High Net Worth Foreign National Program:

a.	Policy application process takes place in the United States.
b.

Cover letter that explains the need and purpose of the coverage, to include the need for a United States dollar contract, and how the face amount was determined. A reasonable, demonstrated insurable interest loss must exist, along with a strong economic tie with the United States or United States tax liability.

c.	Normal Company age and amount requirements apply, in addition to a Hepatitis Screen for all applicants.
d.

All examinations must be performed in the United States. Exams for non-English speaking clients must be performed by a Company approved examiner and with an independent translator. Advisor or family member cannot be the translator.

e.	Inspection report at $3,000,000 and over.
f.	Foreign Travel Questionnaire.
g.

Minimum United States net worth of $2,500,000. Validation of financials and justification for death benefit amount. Company’s Confidential Financial Statement (CFS) is required. Only United States assets count toward financial justification, as foreign assets cannot be verified.

The Company will promptly notify the Reinsurer of any proposed material changes in its High Net Worth Foreign National Program underwriting guidelines. This Agreement will not extend to policies issued after such changes unless the Reinsurer has consented in writing to accept polices subject to such changes.

7

AUTOMATIC AND FACULTATIVE YRT

HA-PENN-02/HA3487

HA-PIAA-02/HA3488

AMENDMENT II

EXECUTION

Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

In witness of the above, this Amendment is signed in duplicate at the dates and places indicated with an effective date of January 1, 2017.

THE PENN MUTUAL LIFE INSURANCE COMPANY AND

THE PENN INSURANCE AND ANNUITY COMPANY

Horsham, Pennsylvania

By:	/s/ Michael Nyszczot	By:	/s/ Andrew W. Martin

Name:	Michael Nyszczot	Name:	Andrew W. Martin
	(print)		(print)

Title:	AVP, Inforce & Mortality Mgmt	Title:	VP, Product Management

Date:	4/17/2017	Date:	4/18/2017

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA
Orlando, Florida

By:	/s/ Michael Green	By:	/s/ Suzanne Downey

Name:	Michael Green	Name:	Suzanne Downey
	(print)		(print)

Title:	VP	Title:	VP

Date:	4/13/2017	Date:	4/10/2017

8

AUTOMATIC AND FACULTATIVE YRT

HA-PENN-02/HA3487

HA-PIAA-02/HA3488

AMENDMENT II